United States
                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8104
                                   ---------------------------------------------

                          Touchstone Funds Group Trust
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               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                (Address of principal executive offices) (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                    ----------------------------

Date of fiscal year end:   09/30
                          -------

Date of reporting period: 9/30/09
                          -------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Touchstone Funds Group Trust Annual Report

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                                                              September 30, 2009

Annual Report

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Healthcare and Biotechnology Fund
Touchstone Intermediate Fixed Income Fund
Touchstone International Growth Fund
Touchstone Mid Cap Fund
Touchstone Premium Yield Equity Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Ultra Short Duration Fixed Income Fund
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[LOGO] TOUCHSTONE INVESTMENTS(R)


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Table of Contents
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance (Unaudited)                     4-24
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Tabular Presentation of Portfolios of Investments (Unaudited)              25-26
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Statements of Assets and Liabilities                                       27-31
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Statements of Operations                                                   32-34
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Statements of Changes in Net Assets                                        35-40
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Financial Highlights                                                       41-56
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Notes to Financial Statements                                              57-72
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Portfolios of Investments:
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    Healthcare and Biotechnology Fund                                         73
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    Intermediate Fixed Income Fund                                         74-77
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    International Growth Fund                                              78-79
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    Mid Cap Fund                                                           80-81
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    Premium Yield Equity Fund                                                 82
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    Sands Capital Select Growth Fund                                          83
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    Short Duration Fixed Income Fund                                       84-87
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    Small Cap Value Opportunities Fund                                     88-89
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    Ultra Short Duration Fixed Income Fund                                 90-92
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Report of Independent Registered Public Accounting Firm                       93
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Other Items (Unaudited)                                                    94-96
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Management of the Trust (Unaudited)                                        97-99
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Privacy Protection Policy                                                    103
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                                       2

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Letter from the President
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Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2009.

After the series of events in 2008 that took such a heavy toll on financial markets, Government programs implemented thereafter have had a positive effect on financial markets, helping 2009 become a truly extraordinary year. Improving confidence in the economy and very strong technicals have combined to fuel a rally. Spreads in most sectors have narrowed considerably, particularly in the corporate and mortgage sectors, and the Federal Reserve is expected to remain accommodative into 2010 as the economy remains weak. Though troubled by the historically significant loss of global capital, concern for inflationary pressure from growth, and Treasury debt issuance, the impact on the bond market was one of improving liquidity. Market conditions during the quarter were dominated by global optimism for a recovery, led by expectations of inventory rebuilding and signs of improved interest in home buying. Economic data was less mixed, with strength evidenced by a rebound in consumer optimism and the stock market, although the domestic U.S. economy is still laboring under high unemployment.

Despite the fact that some forecasters believe the economy could remain sluggish for some time, continued government stimulus, higher exports due to the dollar weakness, and higher revenues combined with improving cost containment should lead to a restocking cycle, as well as improving employment prospects and wage gains throughout the remainder of the year and into 2010.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, and money market mutual funds to help keep your financial strategy on course. In today's market climate, it is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

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Management's Discussion of Fund Performance (Unaudited)
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TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Healthcare and Biotechnology Fund invests primarily in common stocks of Health Care and biotechnology companies. The Fund employs rigorous fundamental research with supporting qualitative and technical analysis. Its bottom-up strategy emphasizes fundamental analysis. The Fund seeks companies with improving fundamentals, superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Healthcare and Biotechnology Fund was -15.76% for the year ended September 30, 2009. The total return of the S&P 500 Healthcare Index was -3.55% for the same period.

The Life Sciences Tools & Services industry was the largest detractor for the one year period in part due to the Fund's overweight position along with exposure to the Clinical Research Organization (CRO) industry, which included Fund holdings Kendle International Inc. and Covance Inc. CRO companies provide outsourced clinical research services to the Pharmaceuticals and Biotechnology industries. The performance of the CRO industry was negatively impacted in the fourth quarter of 2008 as Pharmaceuticals companies unexpectedly froze spending and delayed clinical trials given the uncertainty in the macro economic environment. Also, the frozen credit markets negatively impacted small Biotechnology companies who were unable to complete clinical trials due to liquidity issues. The Fund has since reduced its exposure to the CRO industry significantly given this overall lack of visibility. Turner Investment Partners
(TIP) believes the long-term prospects of this industry are still positive, as Pharmaceuticals companies are trying to shift their Research and Development expenses towards a variable cost structure, but the near-term outlook is quite uncertain.

Also detracting from the Fund's relative results was its underweight in major Pharmaceuticals companies. Large capitalization Pharmaceuticals companies represent over 52% of the index weighting and the Fund only had a 29% average weight for the one year period. The Fund continues to underweight this industry as TIP does not find the overall fundamentals attractive. The industry is struggling to meet its earnings targets through cost cutting, which TIP believes is not sustainable in the long run. However, during the economic downturn, the industry was viewed to be defensive. From a security view, Xenoport Inc. was one of the largest detractors for the period within this group. The company is struggling from poor results from its Phase II clinical trial for XP986, a treatment of gastroesophageal reflux disease (GERD), which did not meet statistical significance last quarter. TIP continues to believe this drug is promising for the company and continues to be positive on its drug for Restless Leg Syndrome, called Solzira, which is the lead drug in development for Xenoport Inc. Xenoport Inc. and its partner Glaxo Smith Kline submitted a New Drug Application to the FDA for Solzira, and TIP expects final FDA approval in late 2009.

The Health Care Providers & Services industry also detracted from relative results for the one year period. Although the Fund's overweight position helped within the industry, the Fund holdings underperformed. Express Scripts Inc. posted a positive return but detracted from relative results because of its overweight. During the second quarter, the company announced an acquisition of Wellpoint's pharmacy benefits management services division. Investors are pleased with the synergies resulting from this strategic move by Express Scripts, and TIP expects this to contribute significantly to EBITDA. The company is a leader among peers with strong earnings momentum and favorable return on invested capital. Omnicare Inc., which sells pharmaceuticals to nursing homes, also detracted from results as the company reported a decline in their quarterly profit and lowered its outlook for the reminder of 2009 due to higher than expected restructuring costs. Laboratory Corp. of America Holdings, a medical laboratory operator, traded lower as there are concerns regarding healthcare reform; a proposed tax levied on the industry to help pay for healthcare reform could significantly negatively impact the company. Both of those positions were sold, as TIP is finding more attractive opportunities in other securities.

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Management's Discussion of Fund Performance (Continued)
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Good stock selection in the Biotechnology industry contributed to performance, but was not enough to impact results. From a security view, United Therapeutics Corp. continues in its drive to become the leading company in the treatment of Pulmonary Arterial Hypertension [PAH]. It received approval for two additional drugs for the treatment of PAH, Tyvaso and Adcirca. The launch is going well for both drugs, and it is likely that the company will exceed earnings expectations in the near term. Human Genome Sciences Inc. also contributed to the Fund's performance. The company shocked the investment community after releasing positive results in its Phase III trial for the treatment of lupus. There hasn't been a new drug for the treatment of lupus in the past fifty years, and the current treatment options are all largely ineffective. TIP purchased the stock after the initial clinical results were released. It too contributed to Fund performance as the lupus market is easily a multi-billion dollar market. Also, the company may now be seen as an acquisition target for large cap pharma companies that are desperate in their attempts to rebuild their pipelines.

STRATEGY AND OUTLOOK

Unfortunately, the Health Care sector was the worst performing sector within the stock market. The debate around healthcare reform gathered momentum throughout the summer, as this has become the focus for both political parties as well as investors. Investors are very concerned about the ongoing healthcare reform initiatives, and how it could impact the profitability levels for nearly every Health Care industry. TIP believes this overhang will persist until there is more clarity on the specific healthcare reform programs, which is likely to occur in the October/November timeframe. Currently, TIP believes valuations within the Health Care sector are very attractive, but realistically it will be difficult to gain investors' interest until the formal healthcare reform packages are unveiled.

The focus of the new Administration is to extend medical insurance to the 47 million uninsured in the United States. The hospital group has the most to gain from these initiatives, as their levels of bad debt from treating the uninsured would immediately improve with government sponsored medical coverage. TIP is closely monitoring the competing proposals from the Senate Finance Committee, the Senate Health Committee and the House of Representatives; the various proposals will be brought together in conference, with a final bill likely to be released in the late fall. TIP will adjust the Fund's holdings accordingly to take advantage of opportunities as the reform plans unfold.

In addition to employing a disciplined investment strategy by identifying strong Health Care companies with favorable earnings prospects and reasonable valuations, TIP looks for unique characteristics within each industry to ensure the Fund is invested in what are believed to be the best companies. For example, when researching the Pharmaceuticals industry, TIP analyzes pricing trends, intellectual property profiles, and product pipelines. When looking at Biotechnology companies, TIP focuses on clinical trial design, corporate regulatory expertise, clinician feedback, and reimbursement analysis. TIP utilizes these tools in an effort to achieve consistent investment returns while maintaining disciplined risk controls.

TIP does not make top-down decisions but instead finds opportunities through its investment discipline of fundamental bottom-up research on a company-by-company basis. TIP remains underweight to the benchmark's concentration in large Pharmaceuticals companies and overweight in Biotechnology. The Fund's weight in service companies has been lowered and TIP increased the number of companies in the Fund to diversify risk.

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Management's Discussion of Fund Performance (Continued)
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Despite all the pressures on the sector, TIP believes Health Care is still one of the most attractive sectors within the overall equity markets. TIP also believes that Health Care will be one of the few sectors showing earnings growth this year, and continues to find companies with strong fundamentals that are now trading at compelling valuations. TIP believes the Biotechnology industry continues to enjoy significant pricing power, keeping earnings visibility very high. Lastly, there is a renewed focus on cost-cutting in several industries, which could potentially lead to a higher level of strategically sound merger activity. TIP expects that M&A activity will continue to be a strong theme within the sector.

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTHCARE
       AND BIOTECHNOLOGY FUND - CLASS A* AND THE S&P 500 HEALTH CARE INDEX

                                   [LINE CHART]

Healthcare and Biotechnology Fund - Class A            S&P 500 Health Care Index
-------------------------------------------            -------------------------

        Date                                               Date
       2/28/01         9,425                              2/28/01        10,000
       9/30/01        10,510                              9/30/01         9,467
       9/30/02         9,284                              9/30/02         7,393
       9/30/03        11,627                              9/30/03         8,239
       9/30/04        13,036                              9/30/04         8,633
       9/30/05        15,787                              9/30/05         9,533
       9/30/06        16,003                              9/30/06        10,252
       9/30/07        19,083                              9/30/07        11,144
       9/30/08        17,591                              9/30/08         9,784
       9/30/09        14,817                              9/30/09         9,436

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                       HEALTHCARE AND BIOTECHNOLOGY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                1 Year     5 Years   Since Inception*
Class A                         -20.60%     1.39%         4.69%
Class C                         -16.51%     1.83%         4.62%
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Past performance is not predictive of future performance.

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 28, 2001 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
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TOUCHSTONE INTERMEDIATE FIXED INCOME FUND

SUB-ADVISED BY JKMILNE ASSET MANAGEMENT

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Intermediate Fixed Income Fund seeks to provide high current income with reasonable risk to capital. Fund management targets these goals by investing in U.S. Government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. The Fund seeks fixed income securities of issuers that are believed to offer attractive income and/or capital appreciation potential with a reasonable level of risk. It invests in fixed income obligations of different issuers, maturities and structures depending on their assessment of the relative valuation of the securities' sector, as well as the security itself.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 1.44% for the fiscal year ended September 30, 2009. The total return of the Barclays Capital Intermediate Government/Credit Index was 10.01% for the same period. As of April 22, 2009, JKMilne Asset Management became sub-advisor to the Fund and the Fund was renamed the Touchstone Intermediate Fixed Income Fund. Prior to April 22, 2009, The Fund's Institutional Shares were renamed "Class I Shares." The performance prior to April 2009 represents the performance of the previous sub-advisor.

Global bond markets have been extremely volatile during the past fiscal year due to the unwinding of leverage and aversion to risk. A consequence has been a sharp contraction in economic activity as credit became scarce, which then rolled into significant job losses.

The Fund participated in the U.S. Treasury, investment grade corporate bond, government mortgage agencies such as GNMA, Treasury Inflation Protected Securities (TIPS), and government agency notes and bond markets. These and other sectors were rebalanced to capitalize on the most advantageous holdings with positive outlooks in a volatile market and a struggling economy with heavy consumer debt, weak housing and companies managing expenses.

STRATEGY AND OUTLOOK

The outlook for the intermediate fixed income markets remain constructive as the world's economies recover slowly. The key data improvement for global economies remains the extent to which modest growth will create jobs. The current outlook for U.S. Gross Domestic Product (GDP) growth, a measure of economic strength, is an annualized rate improvement year-over-year 2010 of 2.5 to 4.0 percent. To the extent the higher range can be achieved, this will improve employment prospects and credit quality.

The Fund's strategy is to continue to be conservative by investing in diverse bond issuers, industries and sectors likely to do well under the forecast above. Interest rates are not expected to change substantially.

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Management's Discussion of Fund Performance  (Continued)
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 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE
FIXED INCOME FUND - INSTITUTIONAL CLASS*, THE BARCLAYS CAPITAL INTERMEDIATE U.S.
     GOVERNMENT/CREDIT INDEX AND THE BARCLAYS CAPITAL AGGREGATE BOND INDEX

                                   [LINE CHART]

                                   Barclays Capital
                                     Intermediate
Intermediate Fixed Income       U.S. Government/Credit        Barclays Capital
Fund - Institutional Class              Index               Aggregate Bond Index
--------------------------      ----------------------      --------------------

    Date                           Date                       Date
   9/30/99        10,000          9/30/99       10,000       9/30/99     10,000
   9/30/00        10,723          9/30/00       10,625       9/30/00     10,698
   9/30/01        12,007          9/30/01       11,996       9/30/01     12,083
   9/30/02        13,069          9/30/02       12,967       9/30/02     13,123
   9/30/03        13,510          9/30/03       13,747       9/30/03     13,831
   9/30/04        13,911          9/30/04       14,111       9/30/04     14,340
   9/30/05        14,229          9/30/05       14,323       9/30/05     14,742
   9/30/06        14,636          9/30/06       14,831       9/30/06     15,283
   9/30/07        15,232          9/30/07       15,636       9/30/07     16,068
   9/30/08        14,935          9/30/08       16,126       9/30/08     16,655
   9/30/09        15,149          9/30/09       17,740       9/30/09     18,413

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                         INTERMEDIATE FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                1 Year     5 Years   10 Years
Institutional Class              1.44%      1.72%      4.24%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The initial public offering of the Institutional Class shares commenced on December 6, 1991.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance  (Continued)
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TOUCHSTONE INTERNATIONAL GROWTH FUND

SUB-ADVISED BY NAVELLIER & ASSOCIATES, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone International Growth Fund seeks long-term capital growth by primarily investing in foreign stocks and American Depository Receipts (ADRs) of foreign companies believed to have superior reward/risk characteristics. A disciplined quantitative, objective, bottom-up stock selection process is utilized to identify stocks believed to have superior fundamentals relative to the underlying market with above-average potential returns adjusted for risk. This process selects and weights countries based upon the analysis of a country's reward/risk potential and weights stocks using a disciplined methodology.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone International Growth Fund was -8.64% for the year ended September 30, 2009. The total return of the MSCI EAFE(R) Growth Index was -0.36% and the MSCI EAFE(R) Index was 3.80% for the same period.

In what was an extraordinarily difficult year for the equity markets, with the exception of positive performance in the Consumer Discretionary sector, all other sectors detracted from the Touchstone International Growth Fund's performance; specifically, the Industrials, Health Care, and Financials sectors. The combination of systemic financial instability, macro-economic slowdown, and the political calculus of proposed changes to national Health Care policies contributed to the underperformance of these sectors. The Fund's country-weighting approach requires it to have representation in all major Europe, Australasia and Far East (EAFE) Growth countries for diversification purposes. During the year ending September 30, 2009, its underweight position in Japan, its overweight position in the Netherlands, and avoiding Italy contributed to performance. Positions in Brazil, China, and India aided performance as well. The Fund's overweight position in Germany and underweight position in Australia detracted from performance.

While fundamental factors used in the stock selection process can and do change over time, the Navellier investment modeling methodology found that as of year-end, seven fundamental factors were especially effective in screening for quality stocks. The factors, in order of importance, are: Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)/Enterprise Value, Cash Flow Per Share, Operating Return On Equity (ROE), P/E Growth Ratio (PEG), Earnings Momentum, Revenue Growth, and Net Earnings Revisions. For the year ending September 30, 2009, Petrobras Petroleo Brasileiro S.A., (Energy); Baidu Inc., Infosys Technologies, ARM Holdings PLC and Nidec Corp., (Information Technology); Kubota Corp., (Industrials); Telefonica (Telecommunication Services); and Makita Corp., (Consumer Discretionary), all contributed positively to performance.

Stocks that detracted most from the Fund's performance were: Telenor ASA, (Telecommunication Services); Icon PLC, (Health Care); Hitachi Ltd., (Industrials); Honda Motor Co. Ltd., and Nintendo Co. Ltd., (Consumer Discretionary); and Mitsubishi UFJ Financial Group Inc., (Financial Services).

STRATEGY AND OUTLOOK

The Fund is currently overweight in the Information Technology and Health Care sectors, with exposure to high quality Financial Services companies, market-weight exposure to the Energy and Non-Energy Minerals sectors, and remains diversified across other sectors as well. On a broader, country-allocation basis, the Fund is underweight Japan and the United Kingdom and overweight Germany, Brazil, and Canada.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Navellier remains cautiously optimistic about the market outlook over the coming year. Navellier believes the worst post-war recession is behind us and believes increases in market liquidity, low interest rates, the implementation of fiscal stimulus plans, and renewed consumer optimism will prevail. Navellier expects that as the global economy improves, the bear market in stocks ends, and the dollar stabilizes, the Fund's investors will be rewarded.

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
             GROWTH FUND - CLASS A* AND THE MSCI EAFE GROWTH INDEX

                                   [LINE CHART]

International Growth Fund - Class A                  MSCI EAFE Growth Index
-----------------------------------                  ----------------------

        Date                                         Date
        9/5/00         9,425                         9/5/00         10,000
       9/30/00         8,631                        9/30/00          9,353
       9/30/01         5,148                        9/30/01          5,953
       9/30/02         4,974                        9/30/02          5,189
       9/30/03         5,786                        9/30/03          6,315
       9/30/04         6,658                        9/30/04          7,388
       9/30/05         8,364                        9/30/05          9,266
       9/30/06         9,685                        9/30/06         10,844
       9/30/07        12,997                        9/30/07         13,900
       9/30/08         9,596                        9/30/08          9,982
       9/30/09         8,767                        9/30/09          9,946

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                1 Year     5 Years   Since Inception*
Class A                         -13.87%     4.42%         -1.44%
Class C                          -9.33%     4.98%         -1.41%
Class Y                          -8.31%     5.74%         -0.75%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 5, 2000. The initial public offering of Class C shares and Class Y commenced on September 29, 2008. The Class C and Class Y performance information is calculated using the historical performance of Class A.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Mid Cap Fund seeks long-term capital appreciation by primarily investing in stocks of medium capitalization companies. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price-to-cash flow, price-to-earnings, and price-to-book value ratios. The Fund looks for companies with quality management teams, strong fundamentals, well-positioned balance sheets and distinctive product opportunities that may be positioned to generate and sustain long-term growth.

FUND PERFORMANCE AND POSITIONING

The total return for the Touchstone Mid Cap Fund was -13.81% for the fiscal year ended September 30, 2009. The total return of the Russell MidCap(R) Index was -3.55% for the same period.

The Fund's absolute performance was hurt mostly by losses in the Materials and Energy sectors. Commodity sensitive holdings experienced a pullback from their highs in 2008 and Materials and Energy holdings took the brunt of the decline in commodity prices, although prices have begun to climb recently. In relative terms, the Telecommunication Services sector contributed to results due to good security selection in wireless telecom holdings. Conversely, the Health Care, Information Technology and Industrials sectors detracted the most from relative performance.

The Health Care industry continues to struggle amid the uncertainty over healthcare reform and what it may mean for the industry moving forward. The Fund's underweight position in semiconductors within the Information Technology sector hurt results as this group was up 18 percent in the benchmark for the period. Industrial holdings also detracted from results as industrial companies are generally regarded as late cycle stocks and these holdings did not perform as well as early cycle stocks as the economy began to show signs of life.

Within the Telecommunication Services sector, Millicom International Cellular, a provider of mobile phone services to Central and South America along with a footprint in Africa, contributed the most to relative performance. The company has benefited from the 3G network rollout that is taking hold in emerging markets. Wireless communication tower provider SBA Communications Corp. also helped contribute to gains. The tower sector was battered in 2008 due to concerns that cellular carriers would have financial difficulties, but these issues seem to be abating, which spurred investor interest in this company.

Within the Health Care sector, managed healthcare insurer Humana traded lower after Obama introduced his reform goals for the Health Care industry, which would specifically reduce funding to the Medicare program. The company is a large provider of the Medicare Advantage program and would be impacted by any reduction in the program. The company has been sold.

In the Information Technology sector, Electronics Arts Inc., the world's largest video game publisher, traded lower as the company reported soft retail sales for their new EA sports video games. Within the Industrials sector, Kansas City Southern suffered in the latter part of 2008 from concerns about their freight volumes, which could decrease as the economy slows. As a result of these concerns, the decline in stock price detracted from relative returns.

Since the sharp reversal that occurred in early March 2009, the Fund has been unable to keep pace with the benchmark as its underweight position in low priced, low-quality securities impacted relative results. Companies that displayed high beta, high debt levels, low prices and low return on equity substantially outperformed during the period. This type of market is a challenge for Turner Investment Partners (TIP) in the short term as focus is generally placed on companies with the opposite profile (low debt levels, high return on equity, high cash positions, low valuations and low betas). In TIP's experience these types of sharp rallies are often short-lived and ultimately investors tend to refocus on company fundamentals within a few months.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

As a result of the low quality rally that began in early March 2009, the Fund struggled to keep pace with the market as investors traded less on fundamentals and valuations of a company and more on macro factors as discussed above. From a style perspective, the risk controls in place allow the Fund to hold up to 60 percent in either growth or value stocks. Growth companies in the benchmark did the best, a group the Fund is slightly overweight due to its bottom up approach.

STRATEGY AND OUTLOOK

TIP believes its two-pronged investment approach emphasizing companies with business momentum and/or undervalued assets is well-suited for a time when earnings visibility is poor. Consequently, TIP favors stocks with relatively low price/book ratios that are supported by above-average levels of cash on their issuers' balance sheets. The Fund is currently overweight the Energy, Information Technology and Telecommunication Services sectors. In the Energy sector, TIP favors oilfield equipment companies. In the Information Technology sector, TIP favors semiconductors. The Fund is currently underweight in the Consumer Discretionary sector with limited exposure to specialty stores. It is also underweight in Materials sector companies with no exposure to chemical holdings. TIP believes that investors will focus more on corporate valuations and financial strength and less on lower quality stocks and highly leveraged balance sheets as movement out of the volatile market environment of the first half of 2009.

While the economy appears to be near or in the early stages of a recovery, many areas of concern remain. The high unemployment rate and a still-crippled housing market have created significant headwinds for the recovery. With only a small percentage of government stimulus spent, most of the funds have yet to be allocated which will, in TIP's opinion, generate the necessary kindling to reignite the long-term growth of the U.S. economy. TIP is also encouraged by the healing process occurring in the manufacturing segment of the economy. But perhaps the biggest signal of growth to come resides in the improving earnings of corporations. TIP believes higher revenue, combined with improving cost containment, should propel the equity markets higher throughout the remainder of the year and into 2010.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP FUND - INSTITUTIONAL CLASS* AND THE RUSSELL MIDCAP INDEX

                                   [LINE CHART]

Mid Cap Fund - Institutional Class                         Russell Midcap Index
----------------------------------                         --------------------

        Date                                              Date
        1/2/03        10,000                              1/2/03         10,000
       9/30/03        12,520                             9/30/03         12,289
       9/30/04        14,968                             9/30/04         14,814
       9/30/05        20,242                             9/30/05         18,533
       9/30/06        21,679                             9/30/06         20,306
       9/30/07        25,610                             9/30/07         23,935
       9/30/08        18,972                             9/30/08         18,583
       9/30/09        16,377                             9/30/09         17,924

--------------------------------------------------------------------------------
                                  MID CAP FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                1 Year     5 Years   Since Inception*
Class A                         -18.78%     0.41%         6.41%
Class C                         -14.47%     1.13%         6.78%
Class Z                         -13.83%     1.55%         7.32%
Institutional Class             -13.68%     1.82%         7.59%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The chart above represents performance for the Institutional Class shares only, which will vary from the performance of Class A shares, Class C shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Institutional Class shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006. The Class A, Class C and Class Z performance information is calculated using the historical performance of the Institutional Class.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE PREMIUM YIELD EQUITY FUND

SUB-ADVISED BY MILLER/HOWARD INVESTMENTS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Premium Yield Equity Fund was -18.40% for the year ended September 30, 2009. The total return of the Russell 3000(R) Value Index was -10.79% for the same period. The total return of the Dow Jones Select Dividend Index was -18.37% for the same period.

There were several dramatic shifts in the capital markets as the financial storm and economic slowdown continued to evolve. The pace and magnitude of changes in stock prices from quarter to quarter the past twelve months demonstrated the "off the charts" environment. What has also been encouraging during this volatile market is the 19 dividend increases the Fund has had during the period. Dividend increases have always been a good indicator of a company's financial strength and management's outlook for the business model, but in a world where dividend cuts have become more common, these 19 increases demonstrate the focus of the Fund's High Quality + High Dividend + High Growth of Dividend formula for potential long-term success.

For the twelve-month period ending September 30, 2009, Information Technology and Utilities were the only sectors that contributed to relative performance. Fund holding Taiwan Semiconductor Manufacturing Co. participated in the Information Technology move this last year. The Consumer Discretionary sector was the best performing sector for the last 12 months on an absolute basis, but detracted from relative performance. McDonald's Corp. and Thomson Reuters Corporation's (Consumer Discretionary) relative performance were down slightly for the year, but both increased their dividend.

The Fund's Health Care sector holdings also detracted from performance on an absolute and relative basis. Bristol-Myers Squibb Co., Abbott Laboratories and Johnson & Johnson all detracted from performance. Also detracting from performance were Kraft Foods Inc. and Procter & Gamble Co., both from the Consumer Staples sector, while slight contributions within that sector came from Unilever N.V. and Colgate-Palmolive Co. In the Telecommunication Services sector, Telefonica, the large Spanish-based integrated telecom with significant Latin American growth, led with strong relative and absolute performance.

Stock selection in the Utilities sector contributed to performance this last year. Energy infrastructure focused selections such as Oneok and more traditional Utilities names like CMS Energy Corp., the Michigan-based utility and Northeast Utilities (added in the spring) were all positive contributors to the Fund while National Grid and Pepco Holdings Inc. detracted from performance on an absolute and relative basis.

Over the course of this last year, the Financials sector was one of the sectors to experience some of the most dramatic swings from quarter to quarter. The Fund's underweight in the sector due to the challenges for the group to maintain dividends and the prospects for growing the dividend, (key ingredients Miller/Howard Inc. (MHI) looks for), has made the comparison to the benchmark quite different over the past twelve months. The Fund added to the Financials sector weight as the environment started to stabilize which contributed to performance in recent months. Bank of Montreal, HSBC Holdings, Alexandria Real Estate Equities Inc. and Allstate Corp. all contributed to performance since they were added mid 2009. Companies that the Fund no longer owns from the Financials sector that were detractors to performance include Wilmington Trust, Apartment Investment & Management Co., Northstar Realty Financial Corp., Arthur
J. Gallagher Co., First Industrial Realty Trust Inc., ING Group, Potlatch Corp. and Lloyds Banking Group.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

STRATEGY AND OUTLOOK

The economy has bounced back from many hits over the past decades, but it is fragile now. MHI's biggest concern is regarding its ability to weather another shock in the near term.

Some of the economic indicators MHI respects, such as the Institute for Supply Management (ISM), point to better times ahead, so MHI remains open to companies with solid businesses that will be enhanced by economic revival. MHI will continue to search for stocks which exhibit balance sheet strength, ongoing cash flow and revenue stability or growth, modest dividend payout ratios, and dividend increases.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PREMIUM YIELD EQUITY FUND - CLASS A* , THE RUSSELL 3000 VALUE INDEX AND
                     THE DOW JONES US SELECT DIVIDEND INDEX

                                   [LINE CHART]

    Premium Yield                  Russell 3000              Dow Jones US Select
Equity Fund - Class A               Value Index                Dividend Index
---------------------               -----------                --------------

  Date                           Date                          Date
 12/3/07       9,425            12/3/07       10,000          12/3/07     10,000
12/31/07       9,343           12/31/07        9,904         12/31/07      9,709
 3/31/08       8,509            3/31/08        9,057          3/31/08      8,873
 6/30/08       8,183            6/30/08        8,589          6/30/08      7,631
 9/30/08       7,400            9/30/08        8,137          9/30/08      8,491
12/31/08       5,477           12/31/08        6,314         12/31/08      6,702
 3/31/09       4,724            3/31/09        5,240          3/31/09      5,155
 6/30/09       5,307            6/30/09        6,121          6/30/09      5,862
 9/30/09       6,039            9/30/09        7,259          9/30/09      6,931

--------------------------------------------------------------------------------
                           PREMIUM YIELD EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                1 Year     Since Inception*
Class A                         -23.08%        -24.12%
Class C                         -18.96%        -22.71%
Class Y                         -18.22%        -21.57%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class C and Class Y performance information is calculated using the historical performance of Class A.

** The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

SUB-ADVISED BY SANDS CAPITAL MANAGEMENT LLC

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality, seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Sands Capital Select Growth Fund was 6.63% for the fiscal year ended September 30, 2009. The total return of the Russell 1000(R) Growth Index was -1.85% for the same period.

The Fund's relative performance was primarily attributable to security selection. The largest individual contributors, in descending order, were Apple Inc., Amazon.com Inc., Broadcom Corp., Intercontinental xchange Inc. and Salesforce.com Inc. The largest detractors from relative performance were Genzyme Corp., Schlumberger Ltd., Varian Medical Systems Inc., Stryker Corp. and Moody's Corp.

In aggregate, the Fund's sector allocations detracted from relative performance due to overweight positions in the Energy, Financials and Telecommunication Services sectors. Also contributing to relative performance was not having any exposure to the Consumer Staples sector. An underweight position in the Industrials sector and an overweight position in the Information Technology sector positively impacted relative performance.

As 2009 progresses, Sands Capital Management (SCM) continues to be pleased by the strong performance of the companies held in the Fund, both as businesses and as stocks. The reconnection of stock prices with strong business fundamentals remains on course. Patience, supported by a willingness to look past the noise of the markets and a commitment to focusing on the long-term fundamental strength of the Fund's leading business enterprises, has been a rewarding strategy.

Two important characteristics of SCM's strong investment results so far this year are worth mentioning. First, Fund returns, lofty as they are on an absolute and relative basis, have not been driven by just a few stocks. Rather, they have been the result of widely distributed stock price increases across most of the businesses held in the Fund. Fiscal year-to-date the stocks of 29 of the 32 companies, or a full 81 percent, contributed to the absolute performance of the Fund.

Though the rebound in stock prices has been widely distributed across the Fund's concentrated group of companies, the same has not been true for all growth equities thus far in 2009. In absolute terms, long-term equity investors have not had much to cheer about compared to average historical long-term equity returns, although mean reversion suggests the coming decade may offer considerably greater rewards to investors as a result. However, SCM believes its significant relative return advantage versus the benchmark reflects the very real benefits of a concentrated "best ideas" approach to investing in high quality, leading growth businesses regardless of the overall equity market environment.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

STRATEGY AND OUTLOOK

More recently, the market has clearly recognized both corporate and economic improvements, and stock prices have recovered from the trough valuations in March 2009. However, SCM continues to find and research leading businesses at rational valuations - businesses that are taking market share at the expense of weaker competitors. SCM believes these businesses are likely to emerge stronger and leaner from the global downturn. In addition, earnings per share acceleration may be ahead of expectations as many of SCM's leading companies have focused on sustainable cost cuts and controls--becoming significantly more efficient operators as a result of the economic downturn--and may therefore realize a double benefit as sales reaccelerate on top of a much leaner cost base. As indicated previously, SCM has identified 29 of these special businesses and expects that attractive future long-term absolute returns are likely to be driven by the compelling growth SCM believes exists in the Fund today.

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SANDS CAPITAL SELECT GROWTH FUND - CLASS Y*, SANDS CAPITAL SELECT GROWTH FUND - CLASS Z* AND
                         THE RUSSELL 1000 GROWTH INDEX

                                   [LINE CHART]

Sands Capital Select             Sands Capital Select           Russell 1000
Growth Fund - Class Y            Growth Fund - Class Z          Growth Index
---------------------            ---------------------          ------------

 Date                             Date                        Date
8/11/00     10,000               8/11/00      10,000         8/11/00      10,000
9/30/00      9,150               9/30/00       9,150         9/30/00       9,802
9/30/01      5,033               9/30/01       5,033         9/30/01       5,328
9/30/02      4,332               9/30/02       4,332         9/30/02       4,129
9/30/03      5,893               9/30/03       5,893         9/30/03       5,199
9/30/04      6,803               9/30/04       6,803         9/30/04       5,590
9/30/05      7,814               9/30/05       7,804         9/30/05       6,238
9/30/06      7,603               9/30/06       7,574         9/30/06       6,615
9/30/07      9,154               9/30/07       9,085         9/30/07       7,895
9/30/08      6,862               9/30/08       6,794         9/30/08       6,246
9/30/09      7,343               9/30/09       7,243         9/30/09       6,131

--------------------------------------------------------------------------------
                        SANDS CAPITAL SELECT GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                1 Year     5 Years   Since Inception*
Class Y                         7.00%       1.54%        -3.32%
Class Z                         6.63%       1.26%        -3.47%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The initial public offering of Class Y shares and Class Z shares commenced on August 27, 2004 and August 11, 2000, respectively. The Class Y performance information is calculated using the historical performance of Class Z.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY LONGFELLOW INVESTMENT MANAGEMENT COMPANY

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury Notes.

FUND PERFORMANCE AND POSITIONING

On February 23, 2009, Longfellow Investment Management Co. (Longfellow) began sub-advising the Fund and on April 21, officially changed its mandate from government-only to investment grade securities.

When Longfellow assumed management of the Fund, it was highly concentrated in agency pass-throughs and collateralized mortgage obligations (CMOs) - approximately 66 percent. Longfellow's efforts since then have been directed at reallocating the Fund so that it more closely resembles its other short duration portfolios. At September 30, 2009, the percentage of agency pass-throughs and CMOs represent 21 percent of assets, a substantial reduction in these sectors. Alternatively, the Fund now holds asset backed securities (ABS) and corporate bonds with similar allocation to Longfellow's other portfolios.

For the fiscal year ended September 30, 2009, the total return of the Fund was 7.13%. The total return of the Barclays Capital 1 - 3 year U.S. Treasury Index was 3.55% for the same period. Much of the outperformance was achieved in the second and third quarters of 2009 when the mandate was widened to include investment grade securities. Increased income from higher yielding securities contributed approximately 80 basis points of return, while the sectors contributing the largest to return were the ABS and corporate bond sectors with a smaller contribution from commercial mortgage backed securities (CMBS).

STRATEGY AND OUTLOOK

Government programs implemented in late 2008 and early 2009 have had a positive effect on financial markets. Spreads in most sectors have narrowed considerably, particularly in the ABS, corporate and mortgage sectors. Longfellow expects the Fed to remain accommodative in 2010 as the economy remains weak. Short rates could remain low and the steep yield curve may favor the performance of the short duration portfolio over other low risk alternatives. Sector spreads have compressed significantly and Longfellow expects any future compression to be much more measured. Future performance against the index will be more challenging.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHORT DURATION FIXED INCOME FUND - CLASS Z*, THE BARCLAYS CAPITAL 1-3 YEAR U.S. TREASURY INDEX
          AND THE BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT BOND INDEX

                                   [LINE CHART]

                                                            Barclays Capital 1-3
Short Duration Fixed          Barclays Capital 1-3          Year U.S. Government
Income Fund - Class Z       Year U.S. Treasury Index              Bond Index
---------------------       ------------------------        --------------------

  Date                         Date                          Date
 9/30/99      10,000          9/30/99       10,000          9/30/99       10,000
 9/30/00      10,602          9/30/00       10,572          9/30/00       10,583
 9/30/01      11,591          9/30/01       11,683          9/30/01       11,712
 9/30/02      12,135          9/30/02       12,355          9/30/02       12,397
 9/30/03      12,396          9/30/03       12,684          9/30/03       12,744
 9/30/04      12,624          9/30/04       12,815          9/30/04       12,892
 9/30/05      12,894          9/30/05       12,936          9/30/05       13,033
 9/30/06      13,309          9/30/06       13,416          9/30/06       13,531
 9/30/07      14,000          9/30/07       14,189          9/30/07       14,305
 9/30/08      14,330          9/30/08       15,081          9/30/08       15,149
 9/30/09      15,351          9/30/09       15,616          9/30/09       15,815

--------------------------------------------------------------------------------
                        SHORT DURATION FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                                             Total Return
                             1 Year     5 Years  10 Years  Since Inception*
Class Y                        NA          NA       NA          3.02%
Class Z                      7.13%        3.99%    4.38%         NA
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

* The initial public offering of Class Z shares commenced on March 1, 1994 and the initial public offering of Class Y shares commenced on May 4, 2009.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

SUB-ADVISED BY TURNER INVESTMENT PARTNERS, INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations that are believed to have the potential for growth and that appear to be trading below their perceived value. It invests in securities of companies operating in a broad range of industries.

FUND PERFORMANCE AND POSITIONING

The total return of the Touchstone Small Cap Value Opportunities Fund was -13.90% for the fiscal year ended September 30, 2009. The total return of the Russell 2000(R) Value Index was -12.61% for the same period.

The Fund's absolute performance was affected by losses in the Consumer Staples and Energy sectors. Commodity sensitive holdings experienced a pullback from their highs in 2008 and Energy holdings took the brunt of the decline in commodity prices; although prices have begun to climb more recently. In relative terms, the Financials and Energy sectors contributed positively to results. In the Financials sector, good security selection in commercial banks aided results as Fund holdings outperformed the benchmark. In the Energy sector, the Fund's oil and gas holdings held up better than those held in the benchmark. Conversely, the Industrials and Health Care sectors detracted from results. Industrials detracted from performance as they are generally regarded as late cycle stocks and they did not perform as well as early cycle stocks when the economy began to show signs of life. The Health Care sector continues to struggle amid the uncertainty over reform and what it may mean for the sector moving forward.

Within the Financials sector, MF Global Ltd. contributed to relative performance. The company provides execution and clearing services for exchange-traded and OTC derivative products and reported earnings results under new management that were viewed as favorable. Webster Financial Corp., a New England bank with 180 branches, received favorable results after getting an equity infusion from a private equity firm. The stock price jumped as investors view this as good news for the company.

In the Energy sector, Oceaneering International Inc. contributed to gains as Turner Investment Partners (TIP) believes the healthy balance sheet of this company helped to save them from the rapid decline of their peers in the latter parts of 2008. Global Industries Ltd., a leader in construction services for offshore oil/gas rigs and pipelines, also helped relative performance. Management has been focused on cost reductions and has reaped the benefits of a rebound in global oil exploration/production activity with commodity price at a profitable level.

The Industrials sector detracted from relative performance as JetBlue Airways Corp. and Atlas Air Worldwide Holdings traded lower. Atlas, the provider of global air cargo assets and services, was impacted by the slowing economy as their Scheduled Service and Commercial Charter business segments were down due to lower demand for such services; the position was sold. The low-fare airline JetBlue continued to show its top line to be weak and labor costs were much higher than expected, which outweighed the benefit of lower fuel costs. The Fund no longer holds the security.

In the Health Care sector, Health Net Inc. detracted from relative performance. The regional health insurer reported a lower-than-expected second-quarter profit as its enrollment fell and medical costs cut into its premium revenue. The company is focused on health plans in the western part of the U.S., which are believed to have more upside than any other part of the country. The Fund no longer holds the security.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Since the sharp reversal that occurred in early March 2009, the Fund has been unable to keep pace with the benchmark as its underweight position versus the benchmark in low priced, low-quality securities impacted relative results. Companies that displayed high beta, high debt levels, low prices and low return on equity substantially outperformed during the period. This type of market is challenging for TIP in the short term as it generally focuses on companies with the opposite profile (low debt levels, high return on equity, high cash positions, low valuations and low betas). In TIP's experience, these types of sharp rallies are often short-lived and ultimately investors tend to refocus on company fundamentals within a few months.

STRATEGY AND OUTLOOK

TIP believes its two-pronged investment approach emphasizing companies with undervalued assets is well-suited for a time when earnings visibility is poor. Consequently, TIP favors stocks with relatively low price/book ratios that are supported by above-average levels of cash on their issuers' balance sheets. The Fund generally held overweight positions in the Information Technology and Materials sectors, while underweighting the Consumer Discretionary and Consumer Staples sectors. TIP currently favors shares of Investment Bank/Brokers, Internet Software/Services, and Oil & Gas Production companies. TIP thinks the market, in response, should reflect an increasingly high correlation between companies with above-average fundamentals and good stock returns. In short, TIP expects a classic stock picker's market, an environment which they believe should bode well for this strategy.

While the economy appears to be near or in the early stages of a recovery, many areas of concern remain. The high unemployment rate and a still-crippled housing market have created significant headwinds for the recovery. With only a small percentage of government stimulus funds spent, additional allocations will, TIP believes, generate the necessary kindling to reignite the long-term growth of the U.S. economy. TIP is also encouraged by the healing process occurring in the manufacturing segment of the economy. But perhaps the biggest signal of growth to come resides in improving corporate earnings. Higher revenue, combined with improving cost containment, should propel the equity markets higher throughout the remainder of the year and into 2010.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP
      VALUE OPPORTUNITIES FUND - CLASS Z* AND THE RUSSELL 2000 VALUE INDEX

                                   [LINE CHART]

Small Cap Value Opportunities Fund - Class Z          Russell 2000 Value Index
--------------------------------------------          ------------------------

         Date                                           Date
        3/4/02        10,000                            3/4/02         10,000
       9/30/02         9,270                           9/30/02          8,147
       9/30/03        12,727                           9/30/03         10,726
       9/30/04        16,463                           9/30/04         13,479
       9/30/05        20,467                           9/30/05         15,871
       9/30/06        21,458                           9/30/06         18,095
       9/30/07        23,769                           9/30/07         19,197
       9/30/08        19,773                           9/30/08         16,845
       9/30/09        17,026                           9/30/09         14,721

--------------------------------------------------------------------------------
                       SMALL CAP VALUE OPPORTUNITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                1 Year     5 Years   Since Inception*
Class Z                         -13.90%      0.67%       7.28%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

*     The initial public offering of Class Z shares commenced on March 4, 2002.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS INC.

INVESTMENT PHILOSOPHY AND PROCESS

The Touchstone Ultra Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core position in short duration securities from historically attractive sectors within the government and agency mortgage-backed securities (MBS) markets, and enhancing liquidity, income and total return by combining very short cash substitutes and short duration non-agency securities, including private label MBS, asset backed securities, taxable municipal and corporate securities. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by limiting the duration of any single security and maintaining an effective duration that is comparable to, or less than that of one year U.S. Treasury bills; potentially volatile securities with high levels of spread duration (sensitivity to changes in spread) are avoided.

FUND PERFORMANCE AND POSITIONING

The total return of the Fund was 2.60% for the fiscal year ended September 30, 2009. The total return of the Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.39% for the same period. The Fund's outperformance was driven by a combination of duration and declining risk premiums during the fiscal year. One-year and two-year Treasury note yields declined 138 and 101 basis points, respectively, during the year. The TED spread, a proxy for credit risk on 3-month corporate obligations, declined from 314 basis points to 22 basis points. The TED is the difference between U.S. Treasuries and the London Interbank Offered Rate, or LIBOR.

Fort Washington Investment Advisors (FWIA) assumed management of the Fund on October 1, 2008, just after the initial vote on the Troubled Asset Relief Plan failed in Congress (September 29, 2008). The dislocations in the fixed income markets were swift and dramatic. Liquidity in actively traded agency mortgage-backed securities, a significant exposure of the Fund, was severely curtailed. Liquidity did not return to the markets until early in 2009, and even then it was limited to the more generic fixed income sectors.

As the markets began to thaw, FWIA began to opportunistically reposition the Fund, reducing nominal duration, spread duration and credit risk while increasing liquidity. Higher risk assets were sold and replaced with low duration, stable income producing securities and cash substitutes. Sectors where exposures were reduced included support floaters, inverse floaters, interest only securities and financials (corporate). Exposure to agency adjustable rate mortgages (ARMs) was increased from 2 percent to approximately 25 percent of assets and is now a core position of the Fund.

In the second half of the fiscal year (second and third quarter, 2009) the non-government sectors were increased close to the 20 percent maximum allowed by the Fund's prospectus. Several corporate positions, which had rallied strongly, were sold and replaced with high quality commercial and non-agency mortgage-backed securities. FWIA expects to maintain a full allocation to the non-government sectors and views this component as a significant source of excess returns.

STRATEGY AND OUTLOOK

The outlook for the fixed income markets, both agency and non-agency, is constructive. Short duration securities continue to be "well-bid." While many retail investors have been moving out of short duration and into higher risk investments--stocks and longer duration bonds--banks are replacing that demand, investing their cash in the short duration sectors. Also, credit performance stabilization in the non-government sectors has fostered demand from investors largely absent over the past year. In particular, non-agency MBS are experiencing a renaissance fueled by PPIP (the Public-Private Investment Program) and regulatory capital relief appears imminent for both banks and insurance companies.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

FWIA's view is a bit less sanguine. Short term interest rates are likely to remain low for several quarters as the market ebbs and flows, digesting the seasonal housing and economic data. The seasonality of home sale and price data is likely to cause confusion about the recovery in the coming months, keeping the Fed in an accommodating posture. However, as the recovery gains momentum, possibly later in 2010, short-term rates are likely to move higher--a move that could be swift and substantive.

For these reasons, the Fund maintains a moderately defensive posture with duration in the 0.5 year range and mortgage positioning biased toward moderately higher interest rates. FWIA will continue to focus on high quality non-government securities in an effort to maximize excess returns and add to the core income-producing government and agency segments of the Fund--a combination of agency debentures and short, agency, collateralized mortgage obligations.

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ULTRA SHORT
    DURATION FIXED INCOME FUND - CLASS Z* AND THE MERRILL LYNCH 3-MONTH U.S.
                              TREASURY BILL INDEX

                                   [LINE CHART]

                                                        Merrill Lynch 3-Month
Ultra Short Duration Fixed Income Fund                U.S. Treasury Bill Index
--------------------------------------                ------------------------

        Date                                            Date
       9/30/99        10,000                           9/30/99         10,000
       9/30/00        10,636                           9/30/00         10,578
       9/30/01        11,388                           9/30/01         11,154
       9/30/02        11,724                           9/30/02         11,376
       9/30/03        11,888                           9/30/03         11,526
       9/30/04        12,082                           9/30/04         11,654
       9/30/05        12,407                           9/30/05         11,959
       9/30/06        12,937                           9/30/06         12,497
       9/30/07        13,646                           9/30/07         13,149
       9/30/08        13,817                           9/30/08         13,530
       9/30/09        14,177                           9/30/09         13,582

--------------------------------------------------------------------------------
                     ULTRA SHORT DURATION FIXED INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                                1 Year     5 Years   10 years
Class Z                          2.60%      3.25%      3.55%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

*     The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2009
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
HEALTHCARE AND BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)

Health Care                                                                99.9
Investment Fund                                                            24.1
Other Assets/Liabilities (Net)                                            (24.0)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     21.2
Financials                                                                 14.8
Health Care                                                                13.7
Consumer Staples                                                            9.7
Energy                                                                      9.3
Industrials                                                                 8.6
Materials                                                                   6.3
Investment Fund                                                             5.9
Telecommunication Services                                                  5.4
Consumer Discretionary                                                      4.0
Utilities                                                                   3.7
Other Assets/Liabilities (Net)                                             (2.6)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREMIUM YIELD EQUITY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Energy                                                                     20.3
Utilities                                                                  16.9
Health Care                                                                11.6
Telecommunication Services                                                 11.2
Consumer Staples                                                           10.6
Financials                                                                 10.1
Information Technology                                                      8.4
Consumer Discretionary                                                      6.9
Industrials                                                                 2.1
Investment Fund                                                             1.7
Other Assets/Liabilities (Net)                                              0.2
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                     (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                              26.8
U.S. Agency                                                                14.2
AAA                                                                         0.6
AA                                                                          8.8
A                                                                          25.5
BBB                                                                        18.0
Cash                                                                        6.1
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Investment Funds                                                           28.4
Financials                                                                 18.3
Information Technology                                                     17.6
Consumer Discretionary                                                     14.3
Health Care                                                                 9.6
Energy                                                                      9.5
Industrials                                                                 8.3
Utilities                                                                   6.8
Consumer Staples                                                            6.0
Materials                                                                   5.0
Telecommunication Services                                                  4.7
Other Assets/Liabilities (Net)                                            (28.5)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     30.9
Health Care                                                                21.9
Consumer Discretionary                                                     15.0
Energy                                                                     14.1
Financials                                                                  7.5
Investment Funds                                                            6.0
Materials                                                                   4.0
Telecommunication Services                                                  2.8
Industrials                                                                 1.2
Other Assets/Liabilities (Net)                                             (3.4)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                              14.8
U.S. Agency                                                                27.0
AAA                                                                        31.2
AA                                                                          6.4
A                                                                          13.7
BBB                                                                         6.9
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                               2.8
U.S. Agency                                                                69.3
AAA                                                                         9.5
AA                                                                          5.0
A                                                                           1.9
BBB                                                                         2.9
Cash                                                                        8.6
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financials                                                                 32.0
Investment Funds                                                           23.4
Information Technology                                                     16.9
Consumer Discretionary                                                     13.0
Industrials                                                                10.6
Energy                                                                      7.7
Materials                                                                   7.5
Utilities                                                                   5.3
Health Care                                                                 4.1
Consumer Staples                                                            1.8
Telecommunication Services                                                  1.2
Other Assets/Liabilities (Net)                                            (23.5)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2009
--------------------------------------------------------------------------------

                                                                                   HEALTHCARE AND   INTERMEDIATE     INTERNATIONAL
                                                                                   BIOTECHNOLOGY    FIXED INCOME        GROWTH
                                                                                       FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                                          $  40,512,199    $ 101,195,796    $  35,382,854
==================================================================================================================================
  Affiliated securities, at market value                                           $          --    $   6,229,472    $   2,195,557
  Non-affiliated securities, at market value                                          46,500,643       96,664,165       36,017,739
----------------------------------------------------------------------------------------------------------------------------------
  At market value - including $8,786,075
    of securities loaned for the Healthcare and Biotechnology Fund                 $  46,500,643    $ 102,893,637    $  38,213,296
Dividends and interest receivable                                                            167        1,032,509           57,272
Receivable for capital shares sold                                                         5,449           71,044              861
Receivable for securities sold                                                         1,304,937               --               --
Receivable for securities lending income                                                     829               --               --
Tax reclaim receivable                                                                     2,000               --               --
Other assets                                                                              10,206            1,948           29,684
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          47,824,231      103,999,138       38,301,113
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                                           389,995               --            4,109
Dividends payable                                                                             --          227,431               --
Payable upon return of securities loaned                                               9,038,201               --               --
Payable for capital shares redeemed                                                      188,566            2,007            4,905
Payable for securities purchased                                                         597,411               --          954,008
Payable to Advisor                                                                        25,631            9,485           25,049
Payable to other affiliates                                                               19,090           17,580            7,529
Payable to Trustees                                                                        1,951            2,094            4,145
Other accrued expenses and liabilities                                                    48,132           15,559           69,501
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     10,308,977          274,156        1,069,246
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                         $  37,515,254    $ 103,724,982    $  37,231,867
==================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                    $  46,380,828    $ 104,005,610    $  37,741,503
Accumulated net investment income (loss)                                                 (13,459)           1,292          385,646
Accumulated net realized losses on investments
  and foreign currency transactions                                                  (14,840,559)      (1,979,761)      (3,725,724)
Net unrealized appreciation on investments                                             5,988,444        1,697,841        2,830,442
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $  37,515,254    $ 103,724,982    $  37,231,867
----------------------------------------------------------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                          $  34,028,785    $          --    $  37,072,979
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                                  2,675,621               --        4,739,554
==================================================================================================================================
Net asset value and redemption price per share                                     $       12.72    $          --    $        7.82
==================================================================================================================================
Maximum offering price per share                                                   $       13.50    $          --    $        8.30
==================================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                                          $   3,486,469    $          --    $     141,763
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                                    280,351               --           18,240
==================================================================================================================================
Net asset value, offering price and redemption price per share*                    $       12.44    $          --    $        7.77
==================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                   HEALTHCARE AND   INTERMEDIATE     INTERNATIONAL
                                                                                   BIOTECHNOLOGY    FIXED INCOME        GROWTH
                                                                                       FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                                          $          --    $          --    $      17,125
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                                         --               --            2,194
==================================================================================================================================
Net asset value, offering price and redemption price per share                     $          --    $          --    $        7.81
==================================================================================================================================

PRICING OF INSTITUTIONAL CLASS SHARES
Net assets attributable to Institutional Class shares                              $          --    $ 103,724,982    $          --
==================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                                         --       11,880,237               --
==================================================================================================================================
Net asset value, offering price and redemption price per share                     $          --    $        8.73    $          --
==================================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                                SANDS CAPITAL       SHORT DURATION
                                                                                PREMIUM             SELECT               FIXED
                                                           MID CAP           YIELD EQUITY           GROWTH              INCOME
                                                             FUND                FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                              $    194,087,361    $     24,283,541    $    346,260,354    $     43,100,243
===================================================================================================================================
  Affiliated securities, at market value               $      1,005,405    $        399,062    $     19,564,025    $        403,523
  Non-affiliated securities, at market value                218,392,071          23,311,069         410,539,661          43,710,698
-----------------------------------------------------------------------------------------------------------------------------------
  At market value - including $45,892,849 and
    $5,036,767 of securities loaned
    for the Mid Cap Fund and Sands Capital
    Select Growth Fund, respectively                   $    219,397,476    $     23,710,131    $    430,103,686    $     44,114,221
Dividends and interest receivable                               210,598              68,411             107,373             296,862
Receivable for capital shares sold                                8,506              34,681           1,423,176              22,339
Receivable for securities sold                                1,931,862                  --             438,046                  --
Receivable for securities lending income                          7,080                  --                 798                  --
Tax reclaim receivable                                              475                  --                  --                  --
Other assets                                                      9,377              15,691              20,101              14,639
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                221,565,374          23,828,914         432,093,180          44,448,061
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                    --               4,667                  --               3,466
Payable upon return of securities loaned                     47,451,091                  --           5,242,697                  --
Payable for capital shares redeemed                             790,695              28,404             757,148              44,802
Payable for securities purchased                              2,413,461                  --           9,344,148                  --
Payable to Advisor                                               90,771               5,621             283,792              15,573
Payable to other affiliates                                      31,438               5,497             103,021              13,763
Payable to Trustees                                               1,951               1,951               1,951               1,951
Other accrued expenses and liabilities                           37,193              34,001             242,536              27,910
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                            50,816,600              80,141          15,975,293             107,465
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                             $    170,748,774    $     23,748,773    $    416,117,887    $     44,340,596
===================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                        $    361,749,692    $     33,257,822    $    485,804,437    $     48,760,555
Accumulated net investment income (loss)                        224,960              (4,195)                 --              27,777
Accumulated net realized losses on investments             (216,535,993)         (8,931,444)       (153,529,882)         (5,461,714)
Net unrealized appreciation (depreciation) on
  investments                                                25,310,115            (573,410)         83,843,332           1,013,978
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                             $    170,748,774    $     23,748,773    $    416,117,887    $     44,340,596
-----------------------------------------------------------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares              $        452,314    $     19,878,564    $             --    $             --
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                     40,383           3,351,980                  --                  --
===================================================================================================================================
Net asset value and redemption price per share         $          11.20    $           5.93    $             --    $             --
===================================================================================================================================
Maximum offering price per share                       $          11.88    $           6.29    $             --    $             --
===================================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares              $        169,133    $      3,318,809    $             --    $             --
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                     15,119             559,610                  --                  --
===================================================================================================================================
Net asset value, offering price and redemption price
  per share*                                           $          11.19    $           5.93    $             --    $             --
===================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                                SANDS CAPITAL       SHORT DURATION
                                                                                PREMIUM             SELECT               FIXED
                                                           MID CAP           YIELD EQUITY           GROWTH              INCOME
                                                             FUND                FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares              $             --    $        551,400    $     82,918,149    $        591,770
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                         --              93,096          11,300,167              59,503
===================================================================================================================================
Net asset value, offering price and redemption price
  per share                                            $             --    $           5.92    $           7.34    $           9.95
===================================================================================================================================

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares              $      1,814,065    $             --    $    333,199,738    $     43,748,826
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                    162,319                  --          45,996,065           4,400,531
===================================================================================================================================
Net asset value, offering price and redemption price
  per share                                            $          11.18    $             --    $           7.24    $           9.94
===================================================================================================================================

PRICING OF INSTITUTIONAL CLASS SHARES
Net assets attributable to Institutional Class shares  $    168,313,262    $             --    $             --    $             --
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                 14,961,272                  --                  --                  --
===================================================================================================================================
Net asset value, offering price and redemption price
  per share                                            $          11.25    $             --    $             --    $             --
===================================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                             SMALL CAP          ULTRA
                                                                                               VALUE       SHORT DURATION
                                                                                           OPPORTUNITIES    FIXED INCOME
                                                                                               FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                                                  $  88,257,034    $ 107,812,669
=========================================================================================================================
  Affiliated securities, at market value                                                   $     913,866    $   9,126,534
  Non-affiliated securities, at market value                                                 102,916,258       98,983,867
-------------------------------------------------------------------------------------------------------------------------
  At market value - including $17,966,273 of securities
    loaned for the Small Cap Value Opportunities Fund                                      $ 103,830,124    $ 108,110,401
Cash                                                                                                  --           54,155
Dividends and interest receivable                                                                 32,129          425,626
Receivable for capital shares sold                                                                58,925          136,445
Receivable for securities sold                                                                   805,801        1,214,617
Receivable for securities lending income                                                           7,760               --
Other assets                                                                                       7,960           12,545
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 104,742,699      109,953,789
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                                                     --           10,862
Payable upon return of securities loaned                                                      18,773,938               --
Payable for capital shares redeemed                                                              100,421          181,342
Payable for securities purchased                                                               1,576,833        1,053,221
Payable to Advisor                                                                                65,206           14,808
Payable to other affiliates                                                                       38,219           38,724
Payable to Trustees                                                                                1,951            1,951
Other accrued expenses and liabilities                                                           139,990          100,624
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                             20,696,558        1,401,532
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                 $  84,046,141    $ 108,552,257
=========================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                            $ 129,107,747    $ 122,098,364
Accumulated net investment income                                                                 16,060          123,995
Accumulated net realized losses on investments                                               (60,650,756)     (13,967,834)
Net unrealized appreciation on investments                                                    15,573,090          297,732
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $  84,046,141    $ 108,552,257
-------------------------------------------------------------------------------------------------------------------------

PRICING OF CLASS Z SHARES
Net assets attributable to Class Z shares                                                  $  84,046,141    $ 108,552,257
=========================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                                          6,338,261       11,236,157
=========================================================================================================================
Net asset value, offering price and redemption price per share                             $       13.26    $        9.66
=========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2009
--------------------------------------------------------------------------------

                                                                                   HEALTHCARE AND   INTERMEDIATE     INTERNATIONAL
                                                                                   BIOTECHNOLOGY    FIXED INCOME        GROWTH
                                                                                       FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                                               $      40,540    $      20,893    $      18,650
Dividends from non-affiliated securities(A)                                              423,715           40,255          711,151
Interest                                                                                      10          926,208              187
Income from securities loaned                                                             45,630               --               --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  509,895          987,356          729,988
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                 456,120          111,119          228,655
Distribution expenses, Class A                                                           104,009               --           63,215
Distribution expenses, Class C                                                            40,081               --            1,145
Administration fees                                                                       91,225           53,645           50,813
Professional fees                                                                         22,299           29,970           35,351
Transfer Agent fees, Class A                                                              80,436               --            6,511
Transfer Agent fees, Class C                                                               9,562               --              332
Transfer Agent fees, Class Y                                                                  --               --               94
Transfer Agent fees, Institutional Class                                                      --            2,930               --
Reports to shareholders                                                                   23,091            3,870           14,757
Registration fees, Class A                                                                22,675               --            8,914
Registration fees, Class C                                                                10,810               --            8,610
Registration fees, Class Y                                                                    --               --            8,148
Registration fees, Institutional Class                                                        --            4,142               --
Trustees' fees and expenses                                                                6,857            5,578            8,500
Postage and supplies                                                                      34,746            4,774           11,879
Custodian fees                                                                             7,291            1,419           16,292
Compliance fees and expenses                                                               2,005            1,679            2,000
Other expenses                                                                             1,556            5,186            2,935
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                           912,763          224,312          468,151
Fees waived by the Administrator                                                         (91,225)         (53,645)         (50,813)
Fees waived and/or expenses reimbursed by the Advisor                                    (85,066)         (29,262)         (73,968)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                             736,472          141,405          343,370
----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                                            (226,577)         845,951          386,618
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions                               (10,671,346)      (1,842,058)      (3,390,371)
Net realized losses from foreign currency transactions                                  (137,152)              --               --
Net change in unrealized appreciation/depreciation on investments                       (562,790)       3,248,154        3,491,540
Net change in unrealized appreciation/depreciation on foreign currency transactions          734               --               --
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS                            (11,370,554)       1,406,096          101,169
----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                              $ (11,597,131)   $   2,252,047    $     487,787
==================================================================================================================================

(A)   Net of foreign tax withholding of:                                           $          --    $          --    $      17,451

(B)   Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                                                SANDS CAPITAL       SHORT DURATION
                                                                                PREMIUM             SELECT               FIXED
                                                           MID CAP           YIELD EQUITY           GROWTH              INCOME
                                                             FUND                FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                   $        142,911    $         11,214    $        120,754    $         54,594
Dividends from non-affiliated securities(A)                   2,504,485             863,374           1,326,454                  --
Interest                                                            723                  40                 236           1,725,370
Income from securities loaned                                   297,353                  --             240,323                  --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       2,945,472             874,628           1,687,767           1,779,964
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                      1,558,659             119,246           2,490,441             111,671
Administration fees                                             389,668              34,071             680,956              89,338
Shareholder servicing fees                                        4,435                  --             577,377             107,303
Transfer Agent fees, Class A                                      1,151               2,536                  --                  --
Transfer Agent fees, Class C                                        291                 298                  --                  --
Transfer Agent fees, Class Y                                         --                  91              33,216                  42
Transfer Agent fees, Class Z                                      7,843                  --             229,283              26,401
Transfer Agent fees, Institutional Class                          2,046                  --                  --                  --
Registration fees, Class A                                        5,773              13,164                  --                  --
Registration fees, Class C                                        5,784              11,217                  --                  --
Registration fees, Class Y                                           --              14,004               6,775                 580
Registration fees, Class Z                                       10,231                  --              42,076              11,045
Registration fees, Institutional Class                            9,745                  --                  --                  --
Professional fees                                                31,156              23,932              43,240              30,815
Postage and supplies                                             18,652               9,777              83,831               9,893
Reports to shareholders                                           9,786               5,811              73,221              20,138
Distribution expenses, Class A                                      680              39,031                  --                  --
Distribution expenses, Class C                                    1,226              13,118                  --                  --
Trustees' fees and expenses                                       6,352               5,933               6,160               7,758
Custodian fees                                                    9,598               3,715               7,115               1,265
Compliance fees and expenses                                      2,964               1,898               3,674               2,053
Other expenses                                                    6,758                  --              11,541               9,619
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                2,082,798             297,842           4,288,906             427,921
Fees waived by the Administrator                               (324,722)            (34,071)           (298,538)            (89,338)
Fees waived and/or expenses reimbursed by the Advisor                --             (49,980)                 --              (8,119)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  1,758,076             213,791           3,990,368             330,464
-----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                  1,187,396             660,837          (2,302,601)          1,449,500
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security
  transactions                                             (134,664,066)         (6,642,383)       (121,258,262)            149,559
Net change in unrealized appreciation/
  depreciation on investments                                51,982,386           3,246,251         118,207,340           1,486,380
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS                                               (82,681,680)         (3,396,132)         (3,050,922)          1,635,939
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $    (81,494,284)   $     (2,735,295)   $     (5,353,523)   $      3,085,439
===================================================================================================================================

(A)   Net of foreign tax withholding of:               $          2,030    $         18,217    $             --    $             --

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                                             SMALL CAP          ULTRA
                                                                                               VALUE       SHORT DURATION
                                                                                           OPPORTUNITIES    FIXED INCOME
                                                                                               FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                                                       $      29,295    $     194,691
Dividends from non-affiliated securities                                                       1,170,214               --
Interest                                                                                             803        4,656,478
Income from securities loaned                                                                    218,048               --
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                        1,418,360        4,851,169
-------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                         791,470          295,784
Shareholder servicing fees                                                                       185,725          263,241
Administration fees                                                                              166,810          236,629
Transfer Agent fees                                                                              144,128           85,835
Reports to shareholders                                                                           66,570           22,191
Professional fees                                                                                 28,525           37,878
Registration fees                                                                                 20,512           22,804
Postage and supplies                                                                              20,372           17,588
Trustees' fees and expenses                                                                        6,941            7,361
Compliance fees and expenses                                                                       2,224            2,499
Custodian fees                                                                                        --            2,585
Other expenses                                                                                     1,908           12,639
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                 1,435,185        1,007,034
Fees waived by the Administrator                                                                (166,810)        (190,717)
Other operating expenses reimbursed by the Advisor                                               (19,538)              --
-------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                                   1,248,837          816,317
-------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                            169,523        4,034,852
-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions                                               (38,806,211)      (3,327,009)
Net change in unrealized appreciation/depreciation on investments                             15,045,658        2,081,033
-------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                            (23,760,553)      (1,245,976)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                      $ (23,591,030)   $   2,788,876
=========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          INTERMEDIATE
                                                                   HEALTHCARE AND                         FIXED INCOME
                                                                 BIOTECHNOLOGY FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR                YEAR                YEAR                YEAR
                                                             ENDED               ENDED               ENDED               ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             2009                2008                2009                2008
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                           $       (226,577)   $       (522,337)   $        845,951    $        856,780
Net realized gains (losses) from security
  transactions                                              (10,671,346)         (3,152,100)         (1,842,058)            292,998
Net realized gains (losses) from foreign currency
  transactions                                                 (137,152)              3,538                  --                  --
Net change in unrealized appreciation/depreciation on
  investments                                                  (562,790)         (3,345,627)          3,248,154          (1,269,633)
Net change in unrealized appreciation/depreciation
  from foreign currency transactions                                734                (941)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (11,597,131)         (7,017,467)          2,252,047            (119,855)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                  --          (5,166,603)                 --                  --
From net investment income, Class C                                  --            (220,880)                 --                  --
From net investment income, Institutional Class                      --                  --            (855,228)           (864,148)
From net realized gains, Class A                                     --          (1,016,771)                 --                  --
From net realized gains, Class C                                     --             (43,469)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  SHAREHOLDERS                                                       --          (6,447,723)           (855,228)           (864,148)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                    13,960,719          48,340,108                  --                  --
Reinvested distributions                                             --           5,512,885                  --                  --
Payments for shares redeemed                                (30,335,581)        (33,569,549)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
  SHARE TRANSACTIONS                                        (16,374,862)         20,283,444                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                       592,896           6,624,608                  --                  --
Reinvested distributions                                             --             117,545                  --                  --
Payments for shares redeemed                                 (1,993,164)         (1,363,976)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
  SHARE TRANSACTIONS                                         (1,400,268)          5,378,177                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
Proceeds from shares sold                                            --                  --          99,192,335           3,365,524
Reinvested distributions                                             --                  --             370,061             827,891
Payments for shares redeemed                                         --                  --         (12,610,797)         (7,318,171)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  INSTITUTIONAL CLASS SHARE TRANSACTIONS                             --                  --          86,951,599          (3,124,756)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     (29,372,261)         12,196,431          88,348,418          (4,108,759)

NET ASSETS
Beginning of year                                            66,887,515          54,691,084          15,376,564          19,485,323
-----------------------------------------------------------------------------------------------------------------------------------
End of year                                            $     37,515,254    $     66,887,515    $    103,724,982    $     15,376,564
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)               $        (13,459)   $             --    $          1,292    $           (267)
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                              INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR            PERIOD            YEAR
                                                                                       ENDED            ENDED            ENDED
                                                                                   SEPTEMBER 30,    SEPTEMBER 30,     DECEMBER 31,
                                                                                       2009          2008(A)(B)          2007
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                              $     386,618    $      44,633    $      30,595
Net realized gains (losses) from security transactions                                (3,390,371)        (320,230)         217,507
Net change in unrealized appreciation/depreciation on investments                      3,491,540       (1,265,129)         197,015
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                    487,787       (1,540,726)         445,117
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                                         (968)         (44,621)         (30,744)
From net investment income, Class Y                                                           (5)             (11)              --
From net realized gains, Class A                                                              --          (96,726)              --
From net realized gains, Class C                                                              --              (10)        (143,085)
From net realized gains, Class Y                                                              --              (10)              --
----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (973)        (141,378)        (173,829)
----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                             12,785,708       25,035,840        2,060,415
Reinvested distributions                                                                   1,008          140,376          171,620
Payments for shares redeemed*                                                         (1,798,150)      (1,691,354)        (545,390)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS                            10,988,566       23,484,862        1,686,645
----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                                163,436            2,500               --
Reinvested distributions                                                                      --               10               --
Payments for shares redeemed                                                             (56,857)              --               --
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                               106,579            2,510               --
----------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                                 13,098            2,500               --
Reinvested distributions                                                                       5               20               --
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                                13,103            2,520               --
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                          11,595,062       21,807,788        1,957,933

NET ASSETS
Beginning of period                                                                   25,636,805        3,829,017        1,871,084
----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                      $  37,231,867    $  25,636,805    $   3,829,017
==================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                                  $     385,646    $           1    $          --
==================================================================================================================================

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(B) Classes C and Y represent the period from commencement of operations (September 29, 2008) through September 30, 2008.

* The cost of shares redeemed for the International Growth Fund is net of the 2% redemption fee on Fund shares which have been held 60 days or less. For the nine months ended September 30, 2008, these fees were $6,466. For the year ended December 31, 2007, these fees were $938. Effective September 26, 2008, the Fund no longer charges a redemption fee.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                             PREMIUM
                                                                      MID CAP                              YIELD EQUITY
                                                                       FUND                                    FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR                YEAR                YEAR               PERIOD
                                                             ENDED               ENDED               ENDED               ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             2009                2008                2009             2008(A)(B)
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                  $      1,187,396    $        404,833    $        660,837    $        845,316
Net realized losses from security transactions             (134,664,066)        (79,816,887)         (6,642,383)         (2,420,818)
Net change in unrealized appreciation/depreciation on
  investments                                                51,982,386         (59,420,702)          3,246,251          (3,819,661)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                  (81,494,284)       (138,832,756)         (2,735,295)         (5,395,163)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                (760)                 --            (617,662)           (797,478)
From net investment income, Class C                                  --                  --             (38,913)            (13,875)
From net investment income, Class Y                                  --                  --              (4,260)                (18)
From net investment income, Class Z                              (6,806)                 --                  --                  --
From net investment income, Institutional Class              (1,025,805)                 --                  --                  --
From net realized gains, Class A                                   (679)             (1,305)                 --                  --
From net realized gains, Class C                                   (196)               (475)                 --                  --
From net realized gains, Class Y                                     --          (4,618,823)                 --                  --
From net realized gains, Class Z                                 (6,060)           (144,841)                 --                  --
From net realized gains, Institutional Class                   (544,160)                 --                  --                  --
From return of capital, Class A                                      --                  --                  --             (33,941)
From return of capital, Class C                                      --                  --                  --                (592)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  SHAREHOLDERS                                               (1,584,466)         (4,765,444)           (660,835)           (845,904)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                       356,417             115,793           3,921,903          24,689,913
Reinvested distributions                                          1,271               1,304             586,503             831,173
Payments for shares redeemed                                    (86,398)           (122,798)           (406,034)            (11,228)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
  SHARE TRANSACTIONS                                            271,290              (5,701)          4,102,372          25,509,858
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                       177,196              31,391           2,576,967             696,948
Reinvested distributions                                            196                 475              24,214              14,290
Payments for shares redeemed                                    (51,251)            (26,190)            (45,939)             (2,334)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                  126,141               5,676           2,555,242             708,904
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                            --                  --             507,005               2,500
Reinvested distributions                                             --                  --               4,260                  18
Payments for shares redeemed                                         --                  --              (4,189)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE
  TRANSACTIONS                                                       --                  --             507,076               2,518
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                       905,071           2,136,325                  --                  --
Reinvested distributions                                         11,591             142,147                  --                  --
Payments for shares redeemed                                 (1,753,109)        (12,401,165)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Z SHARE
  TRANSACTIONS                                                 (836,447)        (10,122,693)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                             PREMIUM
                                                                      MID CAP                              YIELD EQUITY
                                                                       FUND                                    FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR                YEAR                YEAR               PERIOD
                                                             ENDED               ENDED               ENDED               ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             2009                2008                2009             2008(A)(B)
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(C)
Proceeds from shares sold                                    62,211,281         211,911,977                  --                  --
Reinvested distributions                                        135,921           1,066,871                  --                  --
Payments for shares redeemed                               (233,893,142)       (130,941,824)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  INSTITUTIONAL CLASS SHARE TRANSACTIONS                   (171,545,940)         82,037,024                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (255,063,706)        (71,683,894)          3,768,560          19,980,213

NET ASSETS
Beginning of period                                         425,812,480         497,496,374          19,980,213                  --
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                          $    170,748,774    $    425,812,480    $     23,748,773    $     19,980,213
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)               $        224,960    $        109,780    $         (4,195)   $          6,082
===================================================================================================================================

(A) Class A and C represent the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B) Class Y represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(C) Effective February 1, 2009, Class Y shares of the Mid Cap Fund were changed to Institutional Class Shares.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                   SANDS CAPITAL
                                                                   SELECT GROWTH                          SHORT DURATION
                                                                       FUND                             FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR                YEAR               YEAR                 YEAR
                                                             ENDED               ENDED              ENDED                ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             2009                2008              2009(A)               2008
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                           $     (2,302,601)   $     (4,437,427)   $      1,449,500    $      2,432,421
Net realized gains (losses) from security transactions     (121,258,262)          9,044,188             149,559          (1,271,833)
Net change in unrealized appreciation/depreciation on
  investments                                               118,207,340        (165,311,237)          1,486,380             177,951
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (5,353,523)       (160,704,476)          3,085,439           1,338,539
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class Y                                  --                  --              (3,115)                 --
From net investment income, Class Z                                  --                  --          (1,476,456)         (2,449,791)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  SHAREHOLDERS                                                       --                  --          (1,479,571)         (2,449,791)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS Y
Proceeds from shares sold                                    24,126,933          60,693,615             583,877                  --
Reinvested distributions                                             --                  --               3,203                  --
Payments for shares redeemed                                (67,763,802)        (95,239,473)                (60)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y
  SHARE TRANSACTIONS                                        (43,636,869)        (34,545,858)            587,020                  --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                   162,783,632         235,792,575           4,828,650             904,404
Reinvested distributions                                             --                  --           1,447,580           2,409,375
Payments for shares redeemed                               (192,550,314)       (139,363,795)        (11,117,272)        (14,406,085)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z
  SHARE TRANSACTIONS                                        (29,766,682)         96,428,780          (4,841,042)        (11,092,306)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                                (78,757,074)        (98,821,554)         (2,648,154)        (12,203,558)

NET ASSETS
Beginning of year                                           494,874,961         593,696,515          46,988,750          59,192,308
-----------------------------------------------------------------------------------------------------------------------------------
End of year                                            $    416,117,887    $    494,874,961    $     44,340,596    $     46,988,750
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)               $             --    $             --    $         27,777    $             --
===================================================================================================================================

(A) Class Y represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                     SMALL CAP                              ULTRA SHORT
                                                                VALUE OPPORTUNITIES                        DURATION FIXED
                                                                       FUND                                 INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR                YEAR               YEAR                 YEAR
                                                             ENDED               ENDED              ENDED                ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             2009               2008(A)              2009                2008
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                           $        169,523    $        (43,603)   $      4,034,852    $      7,645,319
Net realized losses from security transactions              (38,806,211)        (20,405,279)         (3,327,009)         (3,298,587)
Net change in unrealized appreciation/depreciation on
  investments                                                15,045,658          (9,432,031)          2,081,033          (2,400,870)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (23,591,030)        (29,880,913)          2,788,876           1,945,862
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                  --                (372)                 --                  --
From net investment income, Class Z                            (155,058)           (174,221)         (4,095,134)         (7,561,408)
From net realized gains, Class A                                     --             (30,785)                 --                  --
From net realized gains, Class C                                     --              (7,330)                 --                  --
From net realized gains, Class Z                               (135,276)        (16,312,232)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  SHAREHOLDERS                                                 (290,334)        (16,524,940)         (4,095,134)         (7,561,408)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                            --           1,275,883                  --                  --
Reinvested distributions                                             --              31,157                  --                  --
Payments for shares redeemed                                         --          (1,293,212)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                                       --              13,828                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                            --             135,921                  --                  --
Reinvested distributions                                             --               7,044                  --                  --
Payments for shares redeemed                                         --            (214,704)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                       --             (71,739)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Z
Proceeds from shares sold                                    13,589,393          27,377,000          39,273,005          75,996,643
Reinvested distributions                                        279,749          15,630,203           3,943,039           7,319,453
Payments for shares redeemed                                (38,054,151)        (68,546,478)        (77,194,787)        (79,908,726)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Z
  SHARE TRANSACTIONS                                        (24,185,009)        (25,539,275)        (33,978,743)          3,407,370
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                                (48,066,373)        (72,003,039)        (35,285,001)         (2,208,176)

NET ASSETS
Beginning of year                                           132,112,514         204,115,553         143,837,258         146,045,434
-----------------------------------------------------------------------------------------------------------------------------------
End of year                                            $     84,046,141    $    132,112,514    $    108,552,257    $    143,837,258
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                      $         16,060    $         19,450    $        123,995    $             --
===================================================================================================================================

(A) Classes A and C represent the period from October 1, 2007 through June 13, 2008. Effective June 13, 2008, Class A and Class C shares were exchanged for Class Z shares.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                             ---------------------------------------------------------------------
                                                                2009          2008          2007          2006             2005
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    15.10    $    18.28    $    15.91    $    16.13       $    13.79
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                             (0.07)        (0.11)        (0.14)        (0.18)           (0.16)
  Net realized and unrealized gains (losses) on investments       (2.31)        (1.09)         3.10          0.40             3.02
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (2.38)        (1.20)         2.96          0.22             2.86
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                              --         (1.65)        (0.59)        (0.44)           (0.52)
  Distributions from return of capital                               --         (0.33)           --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --         (1.98)        (0.59)        (0.44)           (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    12.72    $    15.10    $    18.28    $    15.91       $    16.13
==================================================================================================================================
Total return(A)                                                  (15.76%)       (7.82%)       19.25%         1.37%           21.10%
==================================================================================================================================
Net assets at end of year (000's)                            $   34,029    $   60,959    $   53,295    $   55,120       $   59,742
==================================================================================================================================
Ratio of net expenses to average net assets                        1.55%         1.55%         1.67%         1.85%(B)         1.88%
Ratio of gross expenses to average net assets                      1.91%         1.73%         1.80%         1.85%            1.88%
Ratio of net investment loss to average net assets                (0.43%)       (0.72%)       (0.63%)       (0.99%)          (1.35%)
Portfolio turnover rate                                             162%          127%          156%          158%             169%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HEALTHCARE AND BIOTECHNOLOGY FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR             YEAR            PERIOD
                                                                                    ENDED            ENDED            ENDED
                                                                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                    2009             2008            2007(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                          $       14.90    $       18.19    $       15.98
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                                   (0.17)           (0.16)           (0.03)
  Net realized and unrealized gains (losses) on investments                             (2.29)           (1.15)            2.83
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (2.46)           (1.31)            2.80
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                                                    --            (1.65)           (0.59)
  Distributions from return of capital                                                     --            (0.33)              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        --            (1.98)           (0.59)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                $       12.44    $       14.90    $       18.19
===============================================================================================================================
Total return(B)                                                                        (16.51%)          (8.53%)          18.15%(C)
===============================================================================================================================
Net assets at end of period (000s)                                              $       3,486    $       5,929    $       1,396
===============================================================================================================================
Ratio of net expenses to average net assets                                              2.30%            2.30%            2.23%(D)
Ratio of gross expenses to average net assets                                            2.93%            2.64%            2.57%(D)
Ratio of net investment loss to average net assets                                      (1.17%)          (1.46%)          (1.27%)(D)
Portfolio turnover rate                                                                   162%             127%             156%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERMEDIATE FIXED INCOME FUND -- INSTITUTIONAL CLASS

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------------------------------------
                                                          2009           2008           2007           2006              2005
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $      8.90    $      9.51    $      9.58    $      9.94       $     10.27
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      0.30           0.44           0.45           0.39              0.42
  Net realized and unrealized losses on investments         (0.17)         (0.60)         (0.07)         (0.12)            (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             0.13          (0.16)          0.38           0.27              0.23
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)         (0.45)         (0.45)         (0.40)            (0.42)
  Distributions from net realized gains                        --             --             --          (0.23)            (0.14)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)         (0.45)         (0.45)         (0.63)            (0.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                        $      8.73    $      8.90    $      9.51    $      9.58       $      9.94
================================================================================================================================
Total return                                                 1.44%         (1.95%)         4.07%          2.87%             2.27%
================================================================================================================================
Net assets at end of year (000's)                     $   103,725    $    15,377    $    19,485    $    21,689       $    26,166
================================================================================================================================
Ratio of net expenses to average net assets                  0.52%          0.85%          0.87%          0.91%(A)          0.80%
Ratio of gross expenses to average net assets                0.83%          1.15%          0.99%          0.95%             0.86%
Ratio of net investment income to average net assets         3.12%          4.61%          4.72%          4.13%             3.91%
Portfolio turnover rate                                       125%            62%            71%            62%               70%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

----------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR          PERIOD
                                                        ENDED         ENDED                   YEAR ENDED DECEMBER 31,
                                                    SEPTEMBER 30,  SEPTEMBER 30,    ----------------------------------------------
                                                        2009          2008(A)         2007        2006         2005         2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $   8.56       $  11.88       $ 10.25      $  8.62      $  7.76      $  6.79
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                   0.08           0.02          0.10         0.01         0.04         0.01
  Net realized and unrealized gains
    (losses) on investments                              (0.82)         (3.30)         2.23         1.97         1.09         0.96
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.74)         (3.28)         2.33         1.98         1.13         0.97
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.00)(B)      (0.02)        (0.10)       (0.01)       (0.04)          --
  Distributions from net realized gains                     --          (0.03)        (0.60)       (0.34)       (0.23)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.00)(B)      (0.05)        (0.70)       (0.35)       (0.27)          --
----------------------------------------------------------------------------------------------------------------------------------
Paid--in capital from redemption fees                       --           0.01          0.00(B)      0.00(B)        --           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                      $   7.82       $   8.56       $ 11.88      $ 10.25      $  8.62      $  7.76
==================================================================================================================================
Total return(C)                                          (8.64%)       (27.55%)(D)    22.77%       23.01%       14.57%       14.29%
==================================================================================================================================
Net assets at end of period (000s)                    $ 37,073       $ 25,631       $ 3,829      $ 1,871      $   800      $   609
==================================================================================================================================
Ratio of net expenses to average net assets               1.35%          1.48%(E)      1.50%        1.50%        1.50%        1.50%
Ratio of gross expenses to average net assets             1.77%          6.42%(E)      8.88%       15.14%       25.80%       23.37%
Ratio of net investment income to average net assets      1.52%          1.16%(E)      1.32%        0.06%        0.64%        0.10%
Portfolio turnover rate                                     37%            35%(E)        91%          67%          75%          86%

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

(B)   Amount rounds to less than $0.01.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR            PERIOD
                                                                                               ENDED            ENDED
                                                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                                                               2009            2008(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                     $        8.57    $        8.52
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                             0.06             0.00(B)
  Net realized and unrealized gains (losses) on investments                                        (0.86)            0.08
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (0.80)            0.08
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                                                 --            (0.03)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                           $        7.77    $        8.57
=========================================================================================================================
Total return(C)                                                                                    (9.33%)           0.97%(D)
=========================================================================================================================
Net assets at end of period (000s)                                                         $         142    $           3
=========================================================================================================================
Ratio of net expenses to average net assets                                                         2.10%            0.73%(E)
Ratio of gross expenses to average net assets                                                      10.21%          832.55%(E)
Ratio of net investment income to average net assets                                                0.95%            0.80%(E)
Portfolio turnover rate                                                                               37%              35%(E)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR            PERIOD
                                                                                               ENDED            ENDED
                                                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                                                               2009            2008(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                     $        8.54    $        8.52
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                             0.07             0.00(B)
  Net realized and unrealized gains (losses) on investments                                        (0.78)            0.09
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (0.71)            0.09
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                                             (0.02)           (0.04)
  Distributions from net realized gains                                                               --            (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                (0.02)           (0.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                           $        7.81    $        8.54
=========================================================================================================================
Total return                                                                                       (8.31%)           1.04%(C)
=========================================================================================================================
Net assets at end of period (000s)                                                         $          17    $           3
=========================================================================================================================
Ratio of net expenses to average net assets                                                         1.10%            0.22%(D)
Ratio of gross expenses to average net assets                                                     146.67%          834.03%(D)
Ratio of net investment income to average net assets                                                0.97%            1.32%(D)
Portfolio turnover rate                                                                               37%              35%(D)

(A) Represents the period from commencement of operations (September 29, 2008) through September 30, 2008.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED                  PERIOD
                                                                                         SEPTEMBER 30,                ENDED
                                                                                ------------------------------    SEPTEMBER 30,
                                                                                    2009             2008            2007(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                          $       13.07    $       17.86    $       18.14
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                           0.04            (0.02)           (0.00)(B)
  Net realized and unrealized losses on investments                                     (1.85)           (4.60)           (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (1.81)           (4.62)           (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                                  (0.03)              --               --
  Distributions from net realized gains                                                 (0.03)           (0.17)              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (0.06)           (0.17)              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                $       11.20    $       13.07    $       17.86
===============================================================================================================================
Total return(C)                                                                        (13.81%)         (26.11%)          (1.54%)(D)
===============================================================================================================================
Net assets at end of period (000s)                                              $         453    $         159    $         210
===============================================================================================================================
Ratio of net expenses to average net assets                                              1.15%            1.15%            0.94%(E)
Ratio of gross expenses to average net assets                                            3.84%            4.09%           14.21%(E)
Ratio of net investment income (loss) to average net assets                              0.39%           (0.16%)          (0.09%)(E)
Portfolio turnover rate                                                                   187%             157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED                  PERIOD
                                                                                         SEPTEMBER 30,                ENDED
                                                                                ------------------------------    SEPTEMBER 30,
                                                                                    2009             2008            2007(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                          $       13.12    $       17.84    $       18.14
-------------------------------------------------------------------------------------------------------------------------------
Loss from investment operations:
  Net investment loss                                                                   (0.03)           (0.15)           (0.02)
  Net realized and unrealized losses on investments                                     (1.87)           (4.40)           (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (1.90)           (4.55)           (0.30)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                                   (0.03)           (0.17)              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                $       11.19    $       13.12    $       17.84
===============================================================================================================================
Total return(B)                                                                        (14.47%)         (25.74%)          (1.65%)(C)
===============================================================================================================================
Net assets at end of period (000s)                                              $         169    $          30    $          36
===============================================================================================================================
Ratio of net expenses to average net assets                                              1.90%            1.90%            1.35%(D)
Ratio of gross expenses to average net assets                                            6.99%           31.40%           28.68%(D)
Ratio of net investment loss to average net assets                                      (0.38%)          (0.91%)          (0.51%)(D)
Portfolio turnover rate                                                                   187%             157%             193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND -- CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                   YEAR ENDED SEPTEMBER 30,                        ENDED
                                                     -----------------------------------------------------     SEPTEMBER 30,
                                                          2009               2008               2007              2006(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               $         13.05    $         17.85    $         15.26    $         16.73
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  0.03              (0.08)              0.09               0.01
  Net realized and unrealized gains (losses) on
    investments                                                (1.84)             (4.55)              2.62              (1.48)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.81)             (4.63)              2.71              (1.47)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                         (0.03)                --              (0.12)                --
  Distributions from net realized gains                        (0.03)             (0.17)                --                 --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.06)             (0.17)             (0.12)                --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $         11.18    $         13.05    $         17.85    $         15.26
=============================================================================================================================
Total return                                                  (13.83%)           (26.18%)            17.84%             (8.79%)(B)
=============================================================================================================================
Net assets at end of period (000's)                  $         1,814    $         3,267    $        15,203    $           350
=============================================================================================================================
Ratio of net expenses to average net assets                     1.15%              1.15%              1.14%              1.16%(C)(D)
Ratio of gross expenses to average net assets                   2.22%              1.48%              1.25%              1.82%(C)
Ratio of net investment income (loss) to average
  net assets                                                    0.39%             (0.27%)            (0.12%)             0.63%(C)
Portfolio turnover rate                                          187%               157%               193%               323%

(A) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(B)   Not annualized

(C)   Annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP FUND -- INSTITUTIONAL CLASS

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PERIOD           YEAR
                                                           YEAR ENDED SEPTEMBER 30,                      ENDED           ENDED
                                               ------------------------------------------------      SEPTEMBER 30,     DEC. 31,
                                                  2009         2008         2007         2006           2005(A)          2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         $   13.14    $   17.91    $   15.28    $   15.36       $   13.29       $   12.79
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      0.07         0.01         0.11         0.04           (0.01)           0.08
  Net realized and unrealized gains
    (losses) on investments                        (1.88)       (4.61)        2.65         1.00            2.47            2.70
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.81)       (4.60)        2.76         1.04            2.46            2.78
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income             (0.05)          --        (0.13)       (0.03)             --           (0.09)
  Distributions from net realized gains            (0.03)       (0.17)          --        (1.09)          (0.39)          (2.19)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.08)       (0.17)       (0.13)       (1.12)          (0.39)          (2.28)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period               $   11.25    $   13.14    $   17.91    $   15.28       $   15.36       $   13.29
===============================================================================================================================
Total return                                      (13.68%)     (25.92%)      18.13%        7.10%          18.53%(B)       21.78%
===============================================================================================================================
Net assets at end of period (000's)            $ 168,313    $ 422,356    $ 482,047    $  87,032       $     842       $     410
===============================================================================================================================
Ratio of net expenses to average net assets         0.90%        0.90%        0.90%        0.91%(C)        1.00%(D)        0.90%
Ratio of gross expenses to average net assets       1.05%        1.03%        1.06%        1.81%           8.23%(D)        0.90%
Ratio of net investment income (loss)
  to average net assets                             0.61%        0.09%        0.39%        0.82%          (0.02%)(D)       0.59%
Portfolio turnover rate                              187%         157%         193%         323%            120%(D)         193%

(A) Effective after the close of business on December 31, 2004, the Fund changed its fiscal year end to September 30.

(B)   Not annualized.

(C) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR            PERIOD
                                                                                               ENDED           ENDED
                                                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                                                               2009            2008(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                     $        7.56    $       10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                             0.22             0.33
  Net realized and unrealized losses on investments                                                (1.64)           (2.44)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (1.42)           (2.11)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                                             (0.21)           (0.32)
  Distributions from return of capital                                                                --            (0.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                (0.21)           (0.33)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                           $        5.93    $        7.56
=========================================================================================================================
Total return(B)                                                                                   (18.40%)         (21.48%)(C)
=========================================================================================================================
Net assets at end of period (000s)                                                         $      19,879    $      19,411
=========================================================================================================================
Ratio of net expenses to average net assets                                                         1.20%            1.20%(D)
Ratio of gross expenses to average net assets                                                       1.55%            1.53%(D)
Ratio of net investment income to average net assets                                                3.97%            4.68%(D)
Portfolio turnover rate                                                                               30%             181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR            PERIOD
                                                                                               ENDED           ENDED
                                                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                                                               2009            2008(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                     $        7.56    $       10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                             0.10             0.29
  Net realized and unrealized losses on investments                                                (1.55)           (2.45)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (1.45)           (2.16)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                                             (0.18)           (0.27)
  Distributions from return of capital                                                                --            (0.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                (0.18)           (0.28)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                           $        5.93    $        7.56
=========================================================================================================================
Total return(B)                                                                                   (18.96%)         (21.95%)(C)
=========================================================================================================================
Net assets at end of period (000s)                                                         $       3,319    $         567
=========================================================================================================================
Ratio of net expenses to average net assets                                                         1.95%            1.94%(D)
Ratio of gross expenses to average net assets                                                       3.08%            5.31%(D)
Ratio of net investment income to average net assets                                                2.80%            3.93%(D)
Portfolio turnover rate                                                                               30%             181%(D)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

PREMIUM YIELD EQUITY FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR            PERIOD
                                                                                               ENDED           ENDED
                                                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                                                               2009            2008(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                     $        7.55    $        8.30
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                             0.22             0.04
  Net realized and unrealized losses on investments                                                (1.62)           (0.73)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (1.40)           (0.69)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                                             (0.23)           (0.05)
  Distributions from return of capital                                                                --            (0.01)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                (0.23)           (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                           $        5.92    $        7.55
=========================================================================================================================
Total return                                                                                      (18.22%)          (8.37%)(B)
=========================================================================================================================
Net assets at end of period (000s)                                                         $         551    $           2
=========================================================================================================================
Ratio of net expenses to average net assets                                                         0.95%            0.90%(C)
Ratio of gross expenses to average net assets                                                      13.70%          453.70%(C)
Ratio of net investment income to average net assets                                                2.97%            3.16%(C)
Portfolio turnover rate                                                                               30%             181%(C)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SANDS CAPITAL SELECT GROWTH FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------------
                                                                2009         2008         2007         2006         2005
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    6.86    $    9.15    $    7.60    $    7.81    $    6.80
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                            (0.03)       (0.06)       (0.05)       (0.06)       (0.06)
  Net realized and unrealized gains (losses) on investments       0.51        (2.23)        1.60        (0.15)        1.07
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.48        (2.29)        1.55        (0.21)        1.01
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    7.34    $    6.86    $    9.15    $    7.60    $    7.81
==========================================================================================================================
Total return                                                      7.00%      (25.03%)      20.39%       (2.69%)      14.85%
==========================================================================================================================
Net assets at end of year (000s)                             $  82,918    $ 130,920    $ 213,672    $ 182,001    $  81,976
==========================================================================================================================
Ratio of net expenses to average net assets                       0.98%        1.16%        1.03%        1.10%        1.11%
Ratio of gross expenses to average net assets                     1.05%        1.19%        1.03%        1.23%        1.19%
Ratio of net investment loss to average net assets               (0.48%)      (0.59%)      (0.67%)      (0.74%)      (0.62%)
Portfolio turnover rate                                             50%          39%          24%          24%          24%


SANDS CAPITAL SELECT GROWTH FUND -- CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                                 2009          2008          2007          2006          2005
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     6.79    $     9.08    $     7.57    $     7.80    $     6.80
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                             (0.04)        (0.06)        (0.09)        (0.05)        (0.03)
  Net realized and unrealized gains (losses) on investments        0.49         (2.23)         1.60         (0.18)         1.03
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.45         (2.29)         1.51         (0.23)         1.00
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     7.24    $     6.79    $     9.08    $     7.57    $     7.80
===============================================================================================================================
Total return                                                       6.63%       (25.22%)       19.95%        (2.95%)       14.71%
===============================================================================================================================
Net assets at end of year (000s)                             $  333,200    $  363,955    $  380,025    $  365,390    $  162,999
===============================================================================================================================
Ratio of net expenses to average net assets                        1.23%         1.41%         1.29%         1.35%         1.36%
Ratio of gross expenses to average net assets                      1.32%         1.43%         1.35%         1.48%         1.44%
Ratio of net investment loss to average net assets                (0.74%)       (0.85%)       (0.92%)       (0.99%)       (0.84%)
Portfolio turnover rate                                              50%           39%           24%           24%           24%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SHORT DURATION FIXED INCOME FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------
                                                                  PERIOD
                                                                   ENDED
                                                               SEPTEMBER 30,
                                                                  2009(A)
----------------------------------------------------------------------------
Net asset value at beginning of period                         $        9.79
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.13
  Net realized and unrealized gains on investments                      0.16
----------------------------------------------------------------------------
Total from investment operations                                        0.29
----------------------------------------------------------------------------
Dividends from net investment income                                   (0.13)
----------------------------------------------------------------------------
Net asset value at end of period                               $        9.95
============================================================================
Total return                                                            3.02%(B)
============================================================================
Net assets at end of period (000's)                            $         592
============================================================================
Ratio of net expenses to average net assets                             0.48%(C)
Ratio of gross expenses to average net assets                           1.49%(C)
Ratio of net investment income to average net assets                    3.03%(C)
Portfolio turnover rate                                                   79%

(A) Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)   Not annualized.

(C)   Annualized.


SHORT DURATION FIXED INCOME FUND -- CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                                2009          2008          2007          2006          2005
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     9.59    $     9.81    $     9.76    $     9.87    $    10.04
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.32          0.45          0.45          0.38          0.31
  Net realized and unrealized gains (losses) on investments        0.35         (0.22)         0.05         (0.07)        (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.67          0.23          0.50          0.31          0.21
-------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                              (0.32)        (0.45)        (0.45)        (0.42)        (0.38)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     9.94    $     9.59    $     9.81    $     9.76    $     9.87
===============================================================================================================================
Total return                                                       7.13%         2.36%         5.19%         3.23%         2.12%
===============================================================================================================================
Net assets at end of year (000's)                            $   43,749    $   46,989    $   59,192    $   76,090    $  112,833
===============================================================================================================================
Ratio of net expenses to average net assets                        0.74%         0.74%         0.74%         0.72%         0.61%
Ratio of gross expenses to average net assets                      0.96%         0.94%         0.82%         0.74%         0.66%
Ratio of net investment income to average net assets               3.24%         4.60%         4.62%         3.97%         3.18%
Portfolio turnover rate                                              79%           25%           21%           10%           46%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SMALL CAP VALUE OPPORTUNITIES FUND -- CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                               2009         2008           2007         2006            2005
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $   15.45    $   20.48      $   18.94    $   18.35       $   16.21
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.02        (0.00)(A)      (0.02)       (0.08)           0.02
  Net realized and unrealized gains (losses) on investments      (2.17)       (3.22)          2.05         0.96            3.76
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (2.15)       (3.22)          2.03         0.88            3.78
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (0.02)       (0.02)            --        (0.02)             --
  Distributions from net realized gains                          (0.02)       (1.79)         (0.49)       (0.27)          (1.64)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.04)       (1.81)         (0.49)       (0.29)          (1.64)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $   13.26    $   15.45      $   20.48    $   18.94       $   18.35
===============================================================================================================================
Total return                                                    (13.90%)     (16.81%)        10.77%        4.84%          24.32%
===============================================================================================================================
Net assets at end of year (000s)                             $  84,046    $ 132,113      $ 204,027    $ 249,431       $  74,235
===============================================================================================================================
Ratio of net expenses to average net assets                       1.50%        1.50%          1.58%        1.63%(B)        1.46%
Ratio of gross expenses to average net assets                     1.72%        1.74%          1.71%        1.65%           2.04%
Ratio of net investment income (loss) to average net assets       0.20%       (0.03%)        (0.01%)      (0.43%)          0.29%
Portfolio turnover rate                                            215%         222%           127%          99%            193%

(A)   Amount rounds to less than $.0.01 per share.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.


ULTRA SHORT DURATION FIXED INCOME FUND -- CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------------------
                                                                 2009          2008          2007          2006          2005
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     9.74    $    10.08    $    10.06    $    10.08    $    10.12
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.32          0.47          0.53          0.44          0.30
  Net realized and unrealized gains (losses) on investments       (0.07)        (0.34)         0.01         (0.02)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.25          0.13          0.54          0.42          0.27
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                              (0.33)        (0.47)        (0.52)        (0.44)        (0.31)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     9.66    $     9.74    $    10.08    $    10.06    $    10.08
================================================================================================================================
Total return                                                       2.60%         1.26%         5.48%         4.28%         2.67%
================================================================================================================================
Net assets at end of year (000s)                             $  108,552    $  143,837    $  146,045    $  173,716    $  305,222
================================================================================================================================
Ratio of net expenses to average net assets                        0.69%         0.69%         0.69%         0.69%         0.59%
Ratio of gross expenses to average net assets                      0.85%         0.82%         0.75%         0.69%         0.62%
Ratio of net investment income to average net assets               3.41%         4.72%         5.25%         4.30%         2.93%
Portfolio turnover rate                                              15%           56%           26%           38%           68%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2009
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Funds Group Trust (the Trust), is registered under the Investment Company Act of 1940, as amended, (the Act), as an open-end management investment company. The Trust consists of the following nine mutual funds, individually, a Fund, and collectively, the Funds:

Touchstone Healthcare and Biotechnology Fund
Touchstone Intermediate Fixed Income Fund (formerly the Clover Core Fixed
  Income Fund)
Touchstone International Growth Fund
Touchstone Mid Cap Fund
Touchstone Premium Yield Equity Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Ultra Short Duration Fixed Income Fund

Prior to September 26, 2008, the International Growth Fund (formerly the Navellier International Growth Portfolio) was part of the Navellier Millennium Funds, registered under the Act as an open-end management investment company. Effective September 26, 2008, the Fund was merged into the Trust and its fiscal year end was subsequently changed from December 31 to September 30. Prior to September 26, 2008, the Fund charged a redemption fee of 2.00% of the amount redeemed if the shares sold were held for fewer than 60 days. Redemption fees were paid directly to the Fund. Effective September 26, 2008, the Fund no longer charges a redemption fee.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Healthcare and Biotechnology Fund, International Growth Fund, and Sands Capital Select Growth Fund, each of which is non-diversified.

The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered. Effective June 13, 2008, Class A and Class C shares of the Small Cap Value Opportunities Fund were exchanged for Class Z shares of the Small Cap Value Opportunities Fund. Effective February 1, 2009, Class Y shares of the Mid Cap Fund were changed to Institutional Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator or sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

The Funds have adopted FASB ASC 820 "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical securities

o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2009, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities. As of September 30, 2009, the following Funds loaned securities and received collateral as follows:

                                                  FAIR VALUE OF       VALUE OF
                                                   SECURITIES        COLLATERAL
                                                     LOANED           RECEIVED
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                  $ 8,786,075       $ 9,038,201
Mid Cap Fund                                       $45,892,849       $47,451,091
Sands Capital Select Growth Fund                   $ 5,036,767       $ 5,242,697
Small Cap Value Opportunities Fund                 $17,966,273       $18,773,938

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

DELAYED DELIVERY TRANSACTIONS -- The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C, Class Y, Class Z, and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- The Healthcare and Biotechnology Fund, International Growth Fund, Mid Cap Fund, and Small Cap Value Opportunities Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Sands Capital Select Growth Fund declares and distributes net investment income, if any, quarterly, as a dividend to shareholders. The Premium Yield Equity Fund declares and distributes net investment income, if any, monthly as a dividend to shareholders. The Intermediate Fixed Income Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2009:

                                                       HEALTHCARE AND     INTERMEDIATE     INTERNATIONAL
                                                        BIOTECHNOLOGY     FIXED INCOME        GROWTH
                                                            FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------
Purchases of investment securities                      $ 72,231,446      $ 62,277,277      $21,097,548
---------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities                      $ 88,735,112      $  9,268,793      $ 9,333,407
---------------------------------------------------------------------------------------------------------

                                                                                           SANDS CAPITAL
                                                                             PREMIUM          SELECT
                                                           MID CAP        YIELD EQUITY        GROWTH
                                                            FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------
Purchases of investment securities                      $368,240,647       $13,626,259      $172,606,805
---------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities                      $520,312,367       $ 5,150,361      $243,475,536
---------------------------------------------------------------------------------------------------------

                                                       SHORT DURATION       SMALL CAP          ULTRA
                                                            FIXED             VALUE       SHORT DURATION
                                                           INCOME         OPPORTUNITIES    FIXED INCOME
                                                            FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------
Purchases of investment securities                      $ 20,350,138      $184,199,671      $ 9,353,402
---------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities                      $  3,218,760      $206,874,016      $ 4,922,905
---------------------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

As of September 30, 2009, 50% and 69% of the International Growth Fund and Premium Yield Equity Fund, respectively, were owned by Western-Southern and subsidiaries.

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Healthcare and Biotechnology Fund                 1.00%
--------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund*                   0.40%
--------------------------------------------------------------------------------------------------
International Growth Fund                         0.90%
--------------------------------------------------------------------------------------------------
Mid Cap Fund                                      0.80%
--------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                         0.70% on the first $100 million
                                                  0.65% of such assets in excess of $100 million
--------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                  0.85%
--------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                  0.25%
--------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                0.95%
--------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund            0.25%
--------------------------------------------------------------------------------------------------
* Effective April 22, 2009, the fee was decreased from 0.45% to 0.40%.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 31, 2010:

                                            CLASS A     CLASS C     CLASS Y     CLASS Z      INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund            1.55%       2.30%         --          --                --
Intermediate Fixed Income Fund*                --          --          --          --              0.40%
International Growth Fund                    1.35%       2.10%       1.10%         --                --
Mid Cap Fund                                 1.15%       1.90%         --        1.15%             0.90%
Premium Yield Equity Fund                    1.20%       1.95%       0.95%         --                --
Short Duration Fixed Income Fund**             --          --        0.49%       0.74%               --
Small Cap Value Opportunities Fund             --          --          --        1.50%               --
Ultra Short Duration Fixed Income Fund         --          --          --        0.69%               --

* Effective April 22, 2009, the Fund decreased its expense limit from 0.85% to 0.40%.

** Class Y commenced operations on May 4, 2009; the expense limitation will remain in effect until May 4, 2010.

The Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2010.

                                                       CLASS Y         CLASS Z
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                        0.25%           0.25%
--------------------------------------------------------------------------------

In addition to the base advisory fee shown above, for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund's benchmark index, for the preceding twelve month period, as follows:

                                           BASE            ANNUAL
                                         ADVISORY        ADJUSTMENT         BENCHMARK          BENCHMARK
                                           FEES             RATE              INDEX            THRESHOLD
----------------------------------------------------------------------------------------------------------
                                                                          Russell 1000
Sands Capital Select Growth Fund           0.85%          +/-0.15%        Growth Index          +/-2.50%

For the year ended September 30, 2009, the Advisor's base fee was decreased by $403,604 as a result of the performance fee adjustment.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

During the year ended September 30, 2009, the Advisor waived investment advisory fees, administration fees and/or reimbursed expenses of the Funds as follows:

                                           INVESTMENT                      OTHER OPERATING
                                            ADVISORY      ADMINISTRATION      EXPENSES
                                           FEES WAIVED      FEES WAIVED      REIMBURSED
------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund         $        --      $     91,225     $    85,066
Intermediate Fixed Income Fund            $    29,262      $     53,645     $        --
International Growth Fund                 $     9,608      $     50,813     $    64,360
Mid Cap Fund                              $        --      $    324,722     $        --
Premium Yield Equity Fund                 $        --      $     34,071     $    49,980
Sands Capital Select Growth Fund          $        --      $    298,538     $        --
Short Duration Fixed Income Fund          $        --      $     89,338     $     8,119
Small Cap Value Opportunities Fund        $        --      $    166,810     $    19,538
Ultra Short Duration Fixed Income Fund    $        --      $    190,717     $        --

The Advisor has entered into investment sub-advisory agreements with the following parties:

JKMILNE ASSET MANAGEMENT                      NAVELLIER & ASSOCIATES, INC.
Intermediate Fixed Income Fund                International Growth Fund

FORT WASHINGTON INVESTMENT ADVISORS, INC.     SANDS CAPITAL MANAGEMENT, LLC
Ultra Short Duration Fixed Income Fund        Sands Capital Select Growth Fund

LONGFELLOW INVESTMENT MANAGEMENT COMPANY      TURNER INVESTMENT PARTNERS, INC.
Short Duration Fixed Income Fund              Healthcare and Biotechnology Fund
                                              Mid Cap Fund
MILLER/HOWARD INVESTMENTS, INC.               Small Cap Value Opportunities Fund
Premium Yield Equity Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2009, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                 AMOUNT
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                              $    40,370
Intermediate Fixed Income Fund                                 $       702
International Growth Fund                                      $     2,483
Premium Yield Equity Fund                                      $     1,312
Sands Capital Select Growth Fund                               $   139,331
Short Duration Fixed Income Fund                               $    21,639
Small Cap Value Opportunities Fund                             $    74,833
Ultra Short Duration Fixed Income Fund                         $    70,606

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Healthcare and Biotechnology Fund, International Growth Fund, Mid Cap Fund, and Premium Yield Equity Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for providing shareholder services to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder service of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Healthcare and Biotechnology Fund, International Growth Fund, Mid Cap Fund, and Premium Yield Equity Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for providing shareholder services to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 1.00% and 0.25%, respectively, of the average daily net assets of Class C shares. The combination of these fees is not to exceed 1.00% of the average daily net assets of Class C shares.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, and Ultra Short Duration Fixed Income Fund (Class Z Plan) under which each Fund may directly or indirectly bear expenses for providing shareholder services. The Fund will incur and/or reimburse expense for shareholder service of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended September 30, 2009:

                                                                   AMOUNT
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                $     7,152
International Growth Fund                                        $       769
Mid Cap Fund                                                     $     1,035
Premium Yield Equity Fund                                        $     3,699

In addition, the Underwriter collected $3,171 and $138 of contingent deferred sales charges on the redemption of Class C shares of the Healthcare and Biotechnology Fund and Premium Yield Equity Fund, respectively, for the year ended September 30, 2009.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2009, is as follows:

                                                          SHARE ACTIVITY
                                         -------------------------------------------------------
                                           BALANCE                                    BALANCE                     VALUE
                                           09/30/08     PURCHASES       SALES         09/30/09     DIVIDENDS     09/30/09
---------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          1,237,068    57,302,031   (58,539,099)            --  $     40,540  $         --
---------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund               292,543    57,558,039   (51,621,110)     6,229,472  $     20,893  $  6,229,472
---------------------------------------------------------------------------------------------------------------------------
International Growth Fund                 20,207,886    13,558,146   (31,570,475)     2,195,557  $     18,650  $  2,195,557
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                              17,311,821   167,433,612  (183,740,028)     1,005,405  $    142,911  $  1,005,405
---------------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                    925,785    10,821,118   (11,347,841)       399,062  $     11,214  $    399,062
---------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund          20,526,773   146,852,328  (147,815,076)    19,564,025  $    120,754  $ 19,564,025
---------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund             511,399    36,504,234   (36,612,110)       403,523  $     54,594  $    403,523
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                --    46,194,406   (45,280,540)       913,866  $     29,295  $    913,866
---------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     7,436,454    88,302,804   (86,612,724)     9,126,534  $    194,691  $  9,126,534
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                           HEALTHCARE AND                INTERMEDIATE
                                            BIOTECHNOLOGY                FIXED INCOME                 INTERNATIONAL GROWTH
                                                FUND                         FUND                              FUND
------------------------------------------------------------------------------------------------------------------------------------
                                           YEAR          YEAR         YEAR          YEAR         YEAR         PERIOD        YEAR
                                           ENDED         ENDED        ENDED         ENDED        ENDED         ENDED        ENDED
                                         SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,     DEC. 31,
                                            2009          2008         2009          2008         2009        2008(A)       2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                            1,168,902     2,903,539            --            --   2,018,789     2,815,460     174,634
Shares reinvested                               --       322,958            --            --         152        16,399      14,495
Shares redeemed                         (2,530,036)   (2,104,559)           --            --    (274,463)     (158,988)    (49,485)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  shares outstanding                    (1,361,134)    1,121,938            --            --   1,744,478     2,672,871     139,644
Shares outstanding,
  beginning of period                    4,036,755     2,914,817            --            --   2,995,076       322,205     182,561
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period        2,675,621     4,036,755            --            --   4,739,554     2,995,076     322,205
====================================================================================================================================

CLASS C
Shares issued                               49,549       399,569            --            --      26,149           293          --
Shares reinvested                               --         6,931            --            --          --             1          --
Shares redeemed                           (167,013)      (85,392)           --            --      (8,203)           --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  shares outstanding                      (117,464)      321,108            --            --      17,946           294          --
Shares outstanding,
  beginning of period                      397,815        76,707            --            --         294            --          --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period          280,351       397,815            --            --      18,240           294          --
====================================================================================================================================

CLASS Y
Shares issued                                   --            --            --            --       1,898
Shares reinvested                               --            --            --            --          --           294          --
Shares redeemed                                 --            --            --            --          --             2          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding              --            --            --            --       1,898           296          --
Shares outstanding, beginning of period         --            --            --            --         296            --          --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period               --            --            --            --       2,194           296          --
====================================================================================================================================

INSTITUTIONAL CLASS
Shares issued                                   --            --    11,553,991       348,886          --            --          --
Shares reinvested                               --            --        41,342        86,355          --            --          --
Shares redeemed                                 --            --    (1,442,295)     (758,011)         --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  shares outstanding                            --            --    10,153,038      (322,770)         --            --          --
Shares outstanding, beginning of year           --            --     1,727,199     2,049,969          --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 --            --    11,880,237     1,727,199          --            --          --
====================================================================================================================================

(A) Effective after the close of business on December 31, 2007, the Fund changed its fiscal year end to September 30.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                         MID CAP                PREMIUM YIELD           SANDS CAPITAL SELECT
                                                           FUND                  EQUITY FUND                 GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR          YEAR         YEAR        PERIOD         YEAR         YEAR
                                                    ENDED         ENDED        ENDED        ENDED         ENDED        ENDED
                                                  SEPT. 30,     SEPT. 30,    SEPT. 30,  SEPTEMBER 30,   SEPT. 30,    SEPT. 30,
                                                     2009          2008         2009      2008(A)(B)       2009         2008
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                       36,964         7,252       756,905     2,474,926            --            --
Shares reinvested                                      132            77       108,456        95,010            --            --
Shares redeemed                                     (8,835)       (6,994)      (81,899)       (1,418)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                  28,261           335       783,462     2,568,518            --            --
Shares outstanding, beginning of period             12,122        11,787     2,568,518            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                   40,383        12,122     3,351,980     2,568,518            --            --
================================================================================================================================

CLASS C
Shares issued                                       18,403         1,930       489,270        73,588            --            --
Shares reinvested                                       21            28         4,467         1,637            --            --
Shares redeemed                                     (5,595)       (1,670)       (9,098)         (254)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                  12,829           288       484,639        74,971            --            --
Shares outstanding, beginning of period              2,290         2,002        74,971            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                   15,119         2,290       559,610        74,971            --            --
================================================================================================================================

CLASS Y
Shares issued                                           --            --        92,780           301     4,413,386     7,214,667
Shares reinvested                                       --            --           757             2            --            --
Shares redeemed                                         --            --          (744)           --   (12,186,105)  (11,497,010)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding           --            --        92,793           303    (7,772,719)   (4,282,343)
Shares outstanding, beginning of period                 --            --           303            --    19,072,886    23,355,229
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --        93,096           303    11,300,167    19,072,886
================================================================================================================================

CLASS Z
Shares issued                                       96,295       130,930            --            --    30,043,839    28,675,860
Shares reinvested                                    1,206         8,376            --            --            --            --
Shares redeemed                                   (185,516)     (740,760)           --            --   (37,614,532)  (16,958,619)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (88,015)     (601,454)           --            --    (7,570,693)   11,717,241
Shares outstanding, beginning of year              250,334       851,788            --            --    53,566,758    41,849,517
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                    162,319       250,334            --            --    45,996,065    53,566,758
================================================================================================================================

INSTITUTIONAL CLASS(C)
Shares issued                                    6,376,276    13,570,336            --            --            --            --
Shares reinvested                                   14,265        62,610            --            --            --            --
Shares redeemed                                (23,577,005)   (8,397,326)           --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding                        (17,186,464)    5,235,620            --            --            --            --
Shares outstanding, beginning of year           32,147,736    26,912,116            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 14,961,272    32,147,736            --            --            --            --
================================================================================================================================

(A) Classes A and C represent the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B) Class Y represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(C) Effective February 1, 2009, Class Y shares of the Mid Cap Fund were changed to Institutional Class Shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                 SHORT DURATION FIXED          SMALL CAP VALUE          ULTRA SHORT DURATION
                                                      INCOME FUND             OPPORTUNITIES FUND          FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR           YEAR          YEAR         YEAR           YEAR        YEAR
                                                  ENDED          ENDED         ENDED        ENDED          ENDED       ENDED
                                                SEPT. 30,      SEPT. 30,     SEPT. 30,    SEPT. 30,      SEPT. 30,   SEPT. 30,
                                                 2009(A)         2008          2009         2008(B)        2009        2008
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares issued                                           --            --            --        71,759            --            --
Shares reinvested                                       --            --            --         1,773            --            --
Shares redeemed                                         --            --            --       (73,907)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                      --            --            --          (375)           --            --
Shares outstanding, beginning of period                 --            --            --           375            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --            --            --            --            --
================================================================================================================================

CLASS C
Shares issued                                           --            --            --         8,000            --            --
Shares reinvested                                       --            --            --           402            --            --
Shares redeemed                                         --            --            --       (12,344)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                      --            --            --        (3,942)           --            --
Shares outstanding, beginning of period                 --            --            --         3,942            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --            --            --            --            --
================================================================================================================================

CLASS Y
Shares issued                                       59,186            --            --            --            --            --
Shares reinvested                                      323            --            --            --            --            --
Shares redeemed                                         (6)           --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                  59,503            --            --            --            --            --
Shares outstanding, beginning of period                 --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                   59,503            --            --            --            --            --
================================================================================================================================

CLASS Z
Shares issued                                      493,806        92,468     1,203,675     1,576,959     4,070,270     7,586,012
Shares reinvested                                  148,522       246,218        24,829       889,469       409,229       735,459
Shares redeemed                                 (1,141,404)   (1,471,017)   (3,440,717)   (3,876,635)   (8,006,654)   (8,051,565)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding     (499,076)   (1,132,331)   (2,212,213)   (1,410,207)   (3,527,155)      269,906
Shares outstanding, beginning of year            4,899,607     6,031,938     8,550,474     9,960,681    14,763,312    14,493,406
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                  4,400,531     4,899,607     6,338,261     8,550,474    11,236,157    14,763,312
================================================================================================================================

(A) Class Y represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B) Classes A and C represent the period from October 1, 2007 through June 13, 2008. Effective June 13, 2008, Class A and Class C shares were exchanged for Class Z shares.

6. FEDERAL TAX INFORMATION

FEDERAL INCOME TAX - It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the periods ended September 30, 2009 and 2008 was as follows:

                                      HEALTHCARE AND                   INTERMEDIATE
                                      BIOTECHNOLOGY                    FIXED INCOME                INTERNATIONAL GROWTH
                                           FUND                            FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------------
                                   YEAR            YEAR            YEAR            YEAR           PERIOD            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED            ENDED
                               SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,    DECEMBER 31,
                                   2009            2008            2009            2008            2009             2008*
-----------------------------------------------------------------------------------------------------------------------------
From ordinary income           $          --   $   1,403,820   $     855,228   $     864,148   $         973   $      52,616
From long-term capital gains              --       3,983,663              --              --              --          88,762
From tax return of capital                --       1,060,240              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
                               $          --   $   6,447,723   $     855,228   $     864,148   $         973   $     141,378
-----------------------------------------------------------------------------------------------------------------------------

                                         MID CAP                       PREMIUM YIELD               SANDS CAPITAL SELECT
                                           FUND                         EQUITY FUND                    GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
                                   YEAR            YEAR            YEAR           PERIOD           YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                               SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                   2009            2008            2009            2008            2009            2008
-----------------------------------------------------------------------------------------------------------------------------
From ordinary income           $   1,033,371   $   4,685,264   $     583,029   $     811,372   $          --   $          --
From long-term capital gains         551,095          80,180              --              --              --              --
From tax return of capital                --              --          77,806          34,532              --              --
-----------------------------------------------------------------------------------------------------------------------------
                               $   1,584,466   $   4,765,444   $     660,835   $     845,904   $          --   $          --
-----------------------------------------------------------------------------------------------------------------------------

                                  SHORT DURATION FIXED                SMALL CAP VALUE              ULTRA SHORT DURATION
                                       INCOME FUND                  OPPORTUNITIES FUND               FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
                                   YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                               SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                   2009            2008            2009            2008            2009            2008
-----------------------------------------------------------------------------------------------------------------------------
From ordinary income           $   1,479,571   $   2,449,791   $     105,644   $   4,124,200   $   4,095,134   $   7,561,408
From long-term capital gains              --              --         135,276      12,400,740              --              --
From tax return of capital                --              --          49,414              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
                               $   1,479,571   $   2,449,791   $     290,334   $  16,524,940   $   4,095,134   $   7,561,408
-----------------------------------------------------------------------------------------------------------------------------

* Represents the period from January 1, 2008 through September 30, 2008.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of September 30, 2009:

                                             HEALTHCARE AND   INTERMEDIATE      INTERNATIONAL                       PREMIUM
                                             BIOTECHNOLOGY    FIXED INCOME         GROWTH          MID CAP           YIELD
                                                  FUND             FUND             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments            $  41,550,086    $ 102,080,496    $  35,810,259    $ 196,423,348    $  24,325,881
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                    5,722,596          858,542        4,434,243       26,704,858        2,137,270
Gross unrealized depreciation                     (772,039)         (45,401)      (2,031,206)      (3,730,730)      (2,753,020)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       4,950,557          813,141        2,403,037       22,974,128         (615,750)
Post-October losses                             (8,034,786)      (1,892,689)      (2,970,277)     (93,618,654)      (5,804,331)
Capital loss carryforward                       (6,462,446)         (87,072)        (328,042)    (120,759,656)      (3,084,301)
Undistributed ordinary income                           --          228,723          385,646          224,960               --
Other temporary differences                        681,101          657,269               --          178,304           (4,667)
-------------------------------------------------------------------------------------------------------------------------------
   Accumulated (deficit)                     $  (8,865,574)   $    (280,628)   $    (509,636)   $(191,000,918)   $  (9,509,049)
===============================================================================================================================

                                                                          SMALL CAP        ULTRA
                                    SANDS CAPITAL    SHORT DURATION         VALUE      SHORT DURATION
                                    SELECT GROWTH     FIXED INCOME     OPPORTUNITIES    FIXED INCOME
                                         FUND              FUND             FUND            FUND
----------------------------------------------------------------------------------------------------
Tax cost of portfolio investments   $ 387,152,411    $  43,103,081    $  88,911,595    $ 107,812,671
----------------------------------------------------------------------------------------------------
Gross unrealized appreciation          75,994,248        1,028,938       16,170,862        1,061,529
Gross unrealized depreciation         (33,042,973)         (17,798)      (1,252,333)        (763,799)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation            42,951,275        1,011,140       14,918,529          297,730
Post-October losses                   (83,825,204)              --      (28,997,866)      (3,505,301)
Capital loss carryforward             (30,790,451)      (5,458,876)     (31,350,357)     (10,462,531)
Undistributed ordinary income                  --           31,243               --          134,857
Other temporary difference              1,977,830           (3,466)         368,088          (10,862)
----------------------------------------------------------------------------------------------------
   Accumulated (deficit)            $ (69,686,550)   $  (4,419,959)   $ (45,061,606)   $ (13,546,107)
====================================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, the tax treatment of real estate investment trusts, and book/tax differences on securities contributed in-kind.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of September 30, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                    EXPIRES
FUND                                               AMOUNT        SEPTEMBER 30,
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund              $  6,462,446           2017
                                               ------------

Intermediate Fixed Income Fund                 $     86,389           2015
                                                        683           2017
                                               ------------
                                                     87,072
                                               ------------

International Growth Fund                      $    190,851           2016
                                                    137,191           2017
                                               ------------
                                                    328,042
                                               ------------

Mid Cap Fund                                   $120,759,656           2017
                                               ------------

Premium Yield Equity Fund                      $  3,084,301           2017
                                               ------------

Sands Capital Select Growth Fund               $ 12,366,467           2010
                                                  5,719,519           2011
                                                  2,692,298           2014
                                                  6,051,198           2015
                                                  3,960,969           2016
                                               ------------
                                               $ 30,790,451
                                               ------------

Short Duration Fixed Income Fund               $  1,994,293           2012
                                                     96,050           2013
                                                  1,027,850           2014
                                                    852,134           2015
                                                    295,319           2016
                                                  1,193,230           2017
                                               ------------
                                               $  5,458,876
                                               ------------

Small Cap Value Opportunities Fund             $ 31,350,357           2017
                                               ------------

Ultra Short Duration Fixed Income Fund         $  6,699,046           2012
                                                    371,187           2014
                                                    164,819           2015
                                                  3,227,479           2017
                                               ------------
                                               $ 10,462,531
                                               ------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Sands Capital Select Growth Fund had $3,102,717 of capital losses expire unutilized during the year ended September 30, 2009.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, foreign currency gain/loss, paydown gain/loss, expiration of capital loss carryforwards, real estate investment trusts, and securities contributed in-kind have been made to the following Funds for the year ended September 30, 2009:

                                                          ACCUMULATED        ACCUMULATED
                                            PAID-IN     NET INVESTMENT      NET REALIZED
                                            CAPITAL      INCOME (LOSS)     GAINS (LOSSES)
------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        $  (350,270)   $      213,118    $      137,152
Intermediate Fixed Income Fund           $    40,470    $       10,836    $      (51,306)
Mid Cap Fund                             $        --    $      (38,845)   $       38,845
Premium Yield Equity Fund                $   (93,616)   $      (10,279)   $      103,895
Sands Capital Select Growth Fund         $(5,405,318)   $    2,302,601    $    3,102,717
Short Duration Fixed Income Fund         $        --    $       57,848    $      (57,848)
Small Cap Value Opportunities Fund       $   (47,896)   $      (17,855)   $       65,751
Ultra Short Duration Fixed Income Fund   $        --    $      184,277    $     (184,277)

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2006 through 2009) and have concluded that no provision for income tax is required in their financial statements.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CONCENTRATIONS/RISKS

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from September 30, 2009, the date of these financial statements, through November 30, 2009, the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds' financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Healthcare and Biotechnology Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 99.9%                                    SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 99.9%
Abbott Laboratories                                       27,040   $  1,337,669
Aetna, Inc.                                               15,080        419,676
Alcon, Inc. +                                              5,630        780,712
Alexion Pharmaceuticals, Inc.*                            21,450        955,383
Align Technology, Inc.* +                                 12,130        172,489
Allergan, Inc.                                            13,490        765,692
AMERIGROUP Corp.*                                          3,160         70,057
AmerisourceBergen Corp. +                                 37,770        845,293
Amgen, Inc.*                                              38,480      2,317,650
Auxilium Pharmaceuticals, Inc.* +                         10,860        371,521
Beckman Coulter, Inc.                                     21,770      1,500,824
BioMarin Pharmaceutical*                                  17,360        313,869
CIGNA Corp.                                               25,710        722,194
Community Health Systems, Inc.*                           16,520        527,484
DaVita, Inc.*                                             17,680      1,001,395
Dendreon Corp.*                                           16,070        449,799
Emergency Medical Services Corp. - Class A*                5,770        268,305
Express Scripts, Inc.*                                     4,250        329,715
Gilead Sciences, Inc.*                                    62,780      2,924,291
HealthSouth Corp.* +                                      36,340        568,358
Human Genome Sciences, Inc.* +                            29,340        552,179
Icon PLC ADR*                                             15,280        374,207
Illumina, Inc.* +                                         14,740        626,450
Intuitive Surgical, Inc.*                                  1,550        406,488
Johnson & Johnson                                         19,290      1,174,568
LHC Group, Inc.*                                           9,060        271,166
Life Technologies Corp.*                                  21,130        983,602
Mednax, Inc.*                                              5,470        300,412
Momenta Pharmaceuticals, Inc.*                             6,990         74,164
NuVasive, Inc.* +                                         10,660        445,162
Pfizer, Inc. +                                           167,750      2,776,263
PharMerica Corp.*                                         29,962        556,394
Psychiatric Solutions, Inc.*                              21,430        573,467
Savient Pharmaceuticals, Inc.*                            27,200        413,440
Shire PLC ADR                                             11,190        585,125
St. Jude Medical, Inc.*                                   10,030        391,270
Talecris Biotherapeutics Holdings Corp.*                  28,420        539,980
Tenet Healthcare Corp.*                                   43,260        254,369
Teva Pharmaceutical Industries Ltd. ADR                   13,590        687,110
Thermo Fisher Scientific, Inc.*                           20,670        902,659
United Therapeutics Corp.*                                21,300      1,043,487
UnitedHealth Group, Inc.                                  54,960      1,376,198
Universal Health Services - Class B                        7,040        435,987
Vitacost.com, Inc.* +                                     79,290        865,847
VIVUS, Inc.* +                                            44,940        469,623
Watson Pharmaceuticals, Inc.*                             10,890        399,010
Wyeth                                                     58,990      2,865,734
Zimmer Holdings* +                                         8,900        475,705
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                $ 37,462,442
--------------------------------------------------------------------------------

INVESTMENT FUND -- 24.1%
Invesco AIM Liquid Assets Portfolio **                 9,038,201   $  9,038,201
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 124.0%
(Cost $40,512,199)                                                 $ 46,500,643

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.0%)                     (8,985,389)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 37,515,254
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2009, was $8,786,075.

**    Represents collateral for securities loaned.

ADR - American Depository Receipt

PLC - Public Limited Company

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                 LEVEL 1        LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks             $37,462,442    $       --    $       --    $37,462,442
Mutual Fund                 9,038,201            --            --      9,038,201
                                                                     ===========
                                                                     $46,500,643

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Intermediate Fixed Income Fund - September 30, 2009
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 54.5%
            FINANCIALS -- 21.5%
$   75,000  Ace Ina Holdings, 5.70%, 2/15/17                       $     80,899
   370,000  Allstate Life Global Funding Trust,
              5.38%, 4/30/13                                            393,828
    25,000  American Express Bank, 5.50%, 4/16/13                        26,385
   150,000  American Express Co., 4.88%, 7/15/13                        154,564
   200,000  American Express Co., 7.00%, 3/19/18                        220,016
   125,000  Ameriprise Financial, 5.65%, 11/15/15                       126,488
   275,000  Bank of America Corp., 7.40%, 1/15/11                       288,764
    30,000  Bank of America Corp., 5.75%, 8/15/16                        29,533
   200,000  Bank of America Corp., 5.75%, 12/1/17                       199,635
   200,000  Bank of America Corp., 5.65%, 5/1/18                        197,478
    45,000  Bank One Corp., 5.90%, 11/15/11                              48,114
   200,000  Barclays Bank PLC, 5.45%, 9/12/12                           214,923
   120,000  Barclays Bank PLC, 5.90%, 9/1/16                            134,840
   500,000  Barclays Bank PLC, 5.00%, 9/22/16                           506,384
    40,000  Barclays Bank PLC, 6.75%, 5/22/19                            44,737
   325,000  BB&T Corp., 4.75%, 10/1/12                                  338,962
   915,000  BB&T Corp., 6.85%, 4/30/19                                1,023,517
   150,000  Bear Stearns Cos. LLC, 5.70%, 11/15/14                      160,664
    30,000  Bear Stearns Cos. LLC, 6.40%, 10/2/17                        32,636
   500,000  Berkshire Hathaway Financial,
              5.00%, 8/15/13                                            543,055
   350,000  Capital One Financial, 5.70%, 9/15/11                       365,648
    15,000  Capital One Financial, 4.80%, 2/21/12                        15,006
   500,000  Citigroup, Inc., 2.88%, 12/9/11                             516,144
   545,000  Citigroup, Inc., 5.00%, 9/15/14                             518,614
   175,000  Citigroup, Inc., 5.85%, 8/2/16                              171,102
   250,000  Citigroup, Inc., 6.13%, 11/21/17                            248,213
    40,000  CME Group, Inc., 5.75%, 2/15/14                              43,778
   200,000  Deutsch Bank AG, 6.00%, 9/1/17                              215,834
   475,000  Fifth Third Bank, 6.25%, 5/1/13                             489,918
   400,000  General Electric Capital Corp.,
              6.00%, 6/15/12                                            428,410
 1,500,000  General Electric Capital Corp.,
              3.50%, 8/13/12                                          1,518,688
   400,000  General Electric Capital Corp.,
              5.45%, 1/15/13                                            421,548
    65,000  General Electric Capital Corp.,
              4.80%, 5/1/13                                              67,476
   275,000  General Electric Capital Corp.,
              5.40%, 2/15/17                                            274,159
   175,000  General Electric Capital Corp.,
              5.63%, 5/1/18                                             174,160
   945,000  Goldman Sachs, 5.25%, 10/15/13                            1,003,226
   315,000  Goldman Sachs, 5.15%, 1/15/14                               330,730
   500,000  Goldman Sachs, 5.63%, 1/15/17                               503,717
    35,000  Goldman Sachs, 6.15%, 4/1/18                                 36,817
   185,000  HSBC Corp., 5.00%, 6/30/15                                  185,709
   300,000  HSBC Corp., 5.50%, 1/19/16                                  306,688
   500,000  Jefferies Group, Inc., 8.50%, 7/15/19                       529,184
   275,000  JPMorgan Chase & Co., 5.38%, 10/1/12                        295,896
   385,000  JPMorgan Chase & Co., 5.13%, 9/15/14                        401,098
   230,000  Key Bank NA, 3.20%, 6/15/12                                 239,733
   100,000  Key Bank NA, 5.80%, 7/1/14                                   96,945
   530,000  KeyCorp., 6.50%, 5/14/13                                    542,547
    85,000  Marshall & Ilsley Bank, 4.85%, 6/16/15                       66,708
    75,000  Merrill Lynch & Co., 6.15%, 4/25/13                          79,357
   400,000  Merrill Lynch & Co., 5.45%, 7/15/14                         416,368
   215,000  Merrill Lynch & Co., 6.40%, 8/28/17                         217,744
   170,000  MetLife, Inc., 6.13%, 12/1/11                               182,709
    20,000  MetLife, Inc., 5.00%, 6/15/15                                20,886
   200,000  Morgan Stanley, 5.30%, 3/1/13                               209,566
   170,000  Morgan Stanley, 4.75%, 4/1/14                               168,745
   200,000  Morgan Stanley, 5.38%, 10/15/15                             206,446
   100,000  National Australia Bank, 8.60%, 5/19/10                     104,909
   290,000  PNC Funding Corp., 2.30%, 6/22/12                           295,207
   280,000  PNC Funding Corp., 5.63%, 2/1/17                            275,516
   915,000  PNC Funding Corp., 6.70%, 6/10/19                         1,012,627
   125,000  Principal Life, Inc., 5.10%, 4/15/14                        128,789
   125,000  Prudential Financial, Inc., 4.75%, 4/1/14                   125,450
    30,000  Prudential Financial, Inc., 4.75%, 9/17/15                   29,790
   125,000  Royal Bank of Canada, 4.13%, 1/26/10                        126,512
   325,000  Simon Property Group, 6.35%, 8/28/12                        345,522
    25,000  Simon Property Group, 5.75%, 12/1/15                         25,573
   300,000  Suntrust Bank, Inc., 6.38%, 4/1/11                          310,815
   200,000  Suntrust Bank, Inc., 5.25%, 11/5/12                         206,386
   100,000  Travelers Cos., Inc., 5.50%, 12/1/15                        108,093
 1,000,000  Travelers Cos., Inc., 5.90%, 6/2/19                       1,120,547
   250,000  Union Planters Corp., 4.38%, 12/1/10                        248,731
   185,000  Wachovia Bank, 5.00%, 8/15/15                               178,355
   375,000  Wachovia Bank, 5.75%, 2/1/18                                396,884
   170,000  Wells Fargo & Co., 6.38%, 8/1/11                            182,179
   800,000  Wells Fargo & Co., 3.00%, 12/9/11                           828,493
--------------------------------------------------------------------------------
                                                                     22,325,317
--------------------------------------------------------------------------------

            UTILITIES -- 9.2%
    20,000  Arizona Public Service, 8.75%, 3/1/19                        24,215
 1,300,000  Boardwalk Pipelines LLC,
              5.75%, 9/15/19                                          1,297,876
   150,000  Consolidated Edison Co. of NY,
              5.85%, 4/1/18                                             163,505
   100,000  Detroit Edison Co., 5.60%, 6/15/18                          107,026
   930,000  Dominion Resources, Inc.,
              5.00%, 12/1/14                                            985,334
   740,000  DTE Energy Co., 6.35%, 6/1/16                               761,768
   425,000  Duke Energy Carolinas, 6.25%, 1/15/12                       463,168
   100,000  Duke Energy Carolinas, 5.30%, 10/1/15                       108,972
   860,000  Energy Transfer Partners, 5.95%, 2/1/15                     902,818
   650,000  Enterprise Products Operating LP,
              9.75%, 1/31/14                                            784,802
    25,000  Exelon Corp., 4.90%, 6/15/15                                 25,915
   520,000  Exelon Generation Co. LLC,
              5.20%, 10/1/19                                            525,690
   100,000  Florida Power Corp., 5.10%, 12/1/15                         108,383
   250,000  FPL Group Capital, Inc., 5.63%, 9/1/11                      267,781
   115,000  Georgia Power, 5.25%, 12/15/15                              124,318

--------------------------------------------------------------------------------
Intermediate Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
            CORPORATE BONDS -- 54.5% (CONTINUED)
            UTILITIES -- 9.2% (CONTINUED)
 $ 180,000  Hydro-Quebec, 7.50%, 4/1/16                            $    211,901
   125,000  Keyspan Corp., 7.63%, 11/15/10                              131,533
   110,000  Korea Electric Power, 7.75%, 4/1/13                         123,422
   660,000  Metropolitan Edison, 7.70%, 1/15/19                         779,670
   310,000  Midamerican Energy Holdings,
              5.00%, 2/15/14                                            327,743
    20,000  Midamerican Energy Holdings,
              5.75%, 4/1/18                                              21,588
   110,000  National Rural Utilities, 7.25%, 3/1/12                     121,483
   125,000  NSTAR Electric Co., 4.88%, 4/15/14                          133,922
   175,000  Pacificorp., 6.90%, 11/15/11                                193,942
   180,000  Public Service Colorado, 7.88%, 10/1/12                     209,194
   140,000  Public Service Electric & Gas,
              5.38%, 9/1/13                                             152,056
   130,000  Southern Cal Edison, 5.00%, 1/15/16                         138,940
   100,000  Trans-Canada Pipelines, 4.88%, 1/15/15                      104,265
   260,000  Trans-Canada Pipelines,
              6.50%, 8/15/18                                            293,200
--------------------------------------------------------------------------------
                                                                      9,594,430
--------------------------------------------------------------------------------

            CONSUMER STAPLES -- 6.2%
   275,000  Archer Daniels, 5.45%, 3/15/18                              297,999
   200,000  Avon Products, 4.20%, 7/15/18                               194,123
   150,000  Bottling Group LLC, 4.63%, 11/15/12                         161,754
   100,000  Coca-Cola Co., 5.75%, 3/15/11                               106,479
   200,000  Coca-Cola Co., 7.13%, 8/1/17                                237,947
   275,000  Coca-Cola Co., 5.35%, 11/15/17                              300,289
    25,000  Conagra Foods, Inc., 7.00%, 4/15/19                          29,459
   150,000  Costco Wholesale Corp., 5.50%, 3/15/17                      163,999
    25,000  CVS Caremark Corp., 6.60%, 3/15/19                           28,182
   690,000  Dr. Pepper Snapple Group,
              6.82%, 5/1/18                                             784,380
   500,000  General Mills, 5.20%, 3/17/15                               540,581
    35,000  General Mills, 5.65%, 2/15/19                                37,906
   150,000  Kimberly-Clark, 6.13%, 8/1/17                               170,815
   900,000  Kraft Foods, Inc., 6.25%, 6/1/12                            978,696
    25,000  Kraft Foods, Inc., 6.50%, 8/11/17                            27,044
    30,000  Kroger Co., 6.40%, 8/15/17                                   33,194
   200,000  Pepsico, Inc., 5.15%, 5/15/12                               217,013
   150,000  Pitney Bowes, Inc., 3.88%, 6/15/13                          153,875
    40,000  Procter & Gamble Co., 4.70%, 2/15/19                         41,805
    20,000  Safeway, Inc., 5.80%, 8/15/12                                21,678
   921,000  Safeway, Inc., 6.25%, 3/15/14                             1,017,460
   500,000  Sara Lee Corp., 3.88%, 6/15/13                              508,908
    20,000  Staples, Inc., 7.75%, 4/1/11                                 21,599
   120,000  Sysco Corp., 4.20%, 2/12/13                                 124,856
   150,000  Unilever Capital Corp., 7.13%, 11/1/10                      160,140
    25,000  Wal-Mart Stores, 5.80%, 2/15/18                              28,082
--------------------------------------------------------------------------------
                                                                      6,388,263
--------------------------------------------------------------------------------

            ENERGY -- 3.8%
   730,000  Anadarko Petroleum Corp.,
              5.95%, 9/15/16                                            773,478
   225,000  Apache Corp., 6.25%, 4/15/12                                248,096
   400,000  BP Capital Markets PLC, 1.55%, 8/11/11                      401,354
   225,000  Conoco Funding Co., 6.35%, 10/15/11                         246,554
   500,000  ConocoPhillips, 4.40%, 5/15/13                              527,706
   650,000  Marathon Oil Corp., 7.50%, 2/15/19                          749,728
   425,000  Occidental Petroleum Corp.,
              4.13%, 6/1/16                                             437,124
   150,000  Seariver Maritime, Inc., .00%, 9/1/12                       139,273
   320,000  Shell International, 5.63%, 6/27/11                         345,283
    25,000  Valero Energy, 9.38%, 3/15/19                                29,132
--------------------------------------------------------------------------------
                                                                      3,897,728
--------------------------------------------------------------------------------

            INDUSTRIALS -- 3.4%
   385,000  3M Co., 4.38%, 8/15/13                                      412,229
    25,000  Boeing Capital Corp., 6.10%, 3/1/11                          26,553
   385,000  Boeing Capital Corp., 5.80%, 1/15/13                        420,663
   250,000  Canadian National Railways,
              4.40%, 3/15/13                                            262,456
   150,000  Caterpillar Financial Services
              Corp., 4.60%, 1/15/14                                     155,933
   195,000  Caterpillar Financial Services
              Corp., 7.15%, 2/15/19                                     226,114
   150,000  Emerson Electric Co., 5.00%, 12/15/14                       163,059
   150,000  General Dynamics Corp., 4.25%, 5/15/13                      158,869
   275,000  General Electric Co., 5.25%, 12/6/17                        282,219
   150,000  Honeywell International, 6.13%, 11/1/11                     163,684
   150,000  John Deere Capital Corp.,
              7.00%, 3/15/12                                            167,378
   500,000  Northrop Grumman Corp.,
              3.70%, 8/1/14                                             508,724
   140,000  Parker-Hannifin Corp., 5.50%, 5/15/18                       148,741
   200,000  Praxair, Inc., 5.38%, 11/1/16                               218,838
   150,000  Toyota Motor Credit Corp.,
              4.35%, 12/15/10                                           153,191
   100,000  United Technologies Corp.,
              4.88%, 5/1/15                                             109,371
--------------------------------------------------------------------------------
                                                                      3,578,022
--------------------------------------------------------------------------------

            INFORMATION TECHNOLOGY -- 2.4%
   150,000  Cisco Systems, Inc., 5.50%, 2/22/16                         165,173
    40,000  Dell, Inc., 5.88%, 6/15/19                                   42,882
   500,000  Hewlett-Packard Co., 4.50%, 3/1/13                          533,875
   200,000  IBM Corp., 5.70%, 9/14/17                                   220,417
   160,000  Oracle Corp., 5.00%, 1/15/11                                167,341
   235,000  Oracle Corp., 4.95%, 4/15/13                                254,343
    40,000  Oracle Corp., 5.75%, 4/15/18                                 44,074
 1,000,000  Xerox Corp., 6.40%, 3/15/16                               1,047,744
--------------------------------------------------------------------------------
                                                                      2,475,849
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 54.5% (CONTINUED)
            CONSUMER DISCRETIONARY -- 2.2%
$   20,000  Comcast Corp., 5.88%, 2/15/18                          $     21,311
    20,000  Johnson Controls, Inc., 5.25%, 1/15/11                       20,765
   100,000  Lowe's Companies, Inc.,
              5.40%, 10/15/16                                           108,224
   175,000  McDonald's Corp., 6.00%, 4/15/11                            187,104
    35,000  McDonald's Corp., 5.35%, 3/1/18                              38,187
   500,000  Southwest Airlines Co., 6.50%, 3/1/12                       525,653
   250,000  Stanford University, 4.75%, 5/1/19                          263,359
     5,000  Target Corp., 6.35%, 1/15/11                                  5,317
   185,000  Target Corp., 5.88%, 7/15/16                                204,609
    30,000  Time Warner Cable, Inc., 6.20%, 7/1/13                       32,682
    20,000  Time Warner Cable, Inc., 8.25%, 4/1/19                       24,174
   350,000  Wal-Mart Stores, 4.25%, 4/15/13                             372,986
   150,000  Wal-Mart Stores, 4.50%, 7/1/15                              161,532
   150,000  Walt Disney Co., 6.38%, 3/1/12                              164,707
   180,000  Walt Disney Co., 5.50%, 3/15/19                             195,452
--------------------------------------------------------------------------------
                                                                      2,326,062
--------------------------------------------------------------------------------

            HEALTH CARE -- 1.9%
   205,000  Abbott Laboratories, 5.88%, 5/15/16                         228,489
   150,000  Abbott Laboratories, 5.60%, 11/30/17                        165,341
   100,000  Aetna, Inc., 6.00%, 6/15/16                                 105,473
   175,000  Astrazeneca PLC, 5.90%, 9/15/17                             195,805
   150,000  Genentech, Inc., 4.75%, 7/15/15                             161,836
   230,000  Johnson & Johnson, 5.15%, 8/15/12                           253,251
   100,000  Medtronic, Inc., 4.75%, 9/15/15                             108,339
   300,000  Pfizer, Inc., 6.20%, 3/15/19                                338,141
   115,000  UnitedHealth Group, Inc.,
              5.00%, 8/15/14                                            119,155
    25,000  WellPoint, Inc., 5.00%, 1/15/11                              25,766
   120,000  Wyeth, 5.50%, 2/1/14                                        131,053
   125,000  Wyeth, 5.45%, 4/1/17                                        135,447
--------------------------------------------------------------------------------
                                                                      1,968,096
--------------------------------------------------------------------------------

            TELECOMMUNICATION SERVICES -- 1.6%
    75,000  AT&T, Inc., 5.88%, 8/15/12                                   82,086
   110,000  AT&T, Inc., 5.63%, 6/15/16                                  118,333
   145,000  AT&T, Inc., 5.50%, 2/1/18                                   151,289
   140,000  BellSouth Corp., 5.20%, 9/15/14                             151,576
   200,000  France Telecom, 7.75%, 3/1/11                               216,555
   225,000  New Cingular Wireless Service,
              8.13%, 5/1/12                                             256,727
   175,000  Verizon Communications, Inc.,
              4.38%, 6/1/13                                             184,073
   305,000  Verizon Communications, Inc.,
              5.50%, 2/15/18                                            319,778
   100,000  Vodafone Group PLC, 5.50%, 6/15/11                          106,214
   100,000  Vodafone Group PLC, 5.63%, 2/27/17                          105,979
--------------------------------------------------------------------------------
                                                                      1,692,610
--------------------------------------------------------------------------------

            MATERIALS -- 1.4%
   130,000  Dover Corp., 4.88%, 10/15/15                                139,538
   740,000  Dow Chemical Co., 5.90%, 2/15/15                            759,524
   500,000  E.I. DuPont de Nemours, 5.00%, 1/15/13                      541,493
--------------------------------------------------------------------------------
                                                                      1,440,555
--------------------------------------------------------------------------------

            WASTE MANAGEMENT -- 0.5%
   500,000  Allied Waste North America,
              7.88%, 4/15/13                                            512,500
--------------------------------------------------------------------------------

            SERVICES -- 0.4%
   125,000  Omnicom Group, Inc., 5.90%, 4/15/16                         131,882
   250,000  United Parcel Service, 5.50%, 1/15/18                       275,079
--------------------------------------------------------------------------------
                                                                        406,961
--------------------------------------------------------------------------------

            TOTAL CORPORATE BONDS                                  $ 56,606,393
--------------------------------------------------------------------------------

            SOVEREIGN GOVERNMENT OBLIGATIONS -- 3.3%
   460,000  African Development Bank,
              2.75%, 2/25/11                                            471,620
   100,000  Asian Development Bank,
              4.50%, 9/4/12                                             107,085
   200,000  European Investment Bank,
              3.38%, 6/12/13                                            206,335
   200,000  European Investment Bank,
              4.63%, 5/15/14                                            217,941
   250,000  Export-Import Bank of Korea,
              5.50%, 10/17/12                                           263,715
   150,000  Inter-American Development
              Bank, 4.38%, 9/20/12                                      160,311
   125,000  Korea Development Bank,
              5.50%, 11/13/12                                           132,632
   200,000  Malaysia, 7.50%, 7/15/11                                    218,887
   350,000  Oekb Oest. Kontrollbank,
              3.13%, 10/14/11                                           360,493
   250,000  Ontario (Province of), 4.75%, 1/19/16                       268,411
   200,000  Quebec Province, 4.60%, 5/26/15                             214,128
   500,000  Republic of Chile, 5.50%, 1/15/13                           558,050
   225,000  Republic of Korea, 4.88%, 9/22/14                           234,604
--------------------------------------------------------------------------------
            TOTAL SOVEREIGN
            GOVERNMENT OBLIGATIONS                                 $  3,414,212
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.7%
   340,000  FFCB, 5.13%, 8/25/16                                        372,817
 1,775,000  FHLB, 3.63%, 10/18/13                                     1,869,617
   465,000  FHLB, 5.00%, 12/21/15                                       509,989
   275,000  FHLB, 5.38%, 5/18/16                                        310,453
   875,000  FHLMC, 5.63%, 3/15/11                                       936,985
   300,000  FHLMC, 5.50%, 9/15/11                                       326,304
   245,000  FHLMC, 5.75%, 1/15/12                                       270,540
   900,000  FHLMC, 4.13%, 12/21/12                                      965,741
   400,000  FHLMC, 4.50%, 1/15/14                                       434,878

--------------------------------------------------------------------------------
Intermediate Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.7%
              (CONTINUED)
$  400,000  FHLMC, 5.13%, 10/18/16                                 $    443,187
 1,175,000  FNMA, 5.50%, 3/15/11                                      1,256,598
   500,000  FNMA, 4.38%, 9/15/12                                        537,539
   125,000  FNMA, 4.63%, 10/15/13                                       136,508
   150,000  FNMA, 4.13%, 4/15/14                                        160,711
   250,000  FNMA, 2.50%, 5/15/14                                        249,458
    50,000  GMAC LLC, 2.20%, 12/19/12                                    50,534
   150,000  Tennessee Valley Authority,
              4.75%, 8/1/13                                             162,254
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                     $  8,994,113
--------------------------------------------------------------------------------

            U.S. TREASURY OBLIGATIONS -- 26.7%
   250,000  U.S. Treasury Bond, 1.38%, 4/15/12                          251,094
   170,000  U.S. Treasury Bond, 1.75%, 3/31/14                          167,277
   250,000  U.S. Treasury Bond, 2.38%, 3/31/16                          243,340
   800,000  U.S. Treasury Bond, 8.75%, 5/15/17                        1,108,313
 1,200,000  U.S. Treasury Bond, 4.50%, 8/15/39                        1,293,750
 2,883,384  U.S. Treasury Inflation Indexed
              Note, 2.38%, 1/15/17                                    3,068,099
 4,000,000  U.S. Treasury Note, 5.75%, 8/15/10                        4,186,092
 5,100,000  U.S. Treasury Note, 5.13%, 6/30/11                        5,483,096
 5,000,000  U.S. Treasury Note, 1.00%, 7/31/11                        5,014,259
 2,000,000  U.S. Treasury Note, 1.50%, 7/15/12                        2,010,000
   250,000  U.S. Treasury Note, 4.13%, 8/31/12                          269,629
   500,000  U.S. Treasury Note, 2.75%, 10/31/13                         516,016
 1,500,000  U.S. Treasury Note, 1.88%, 2/28/14                        1,486,992
 1,500,000  U.S. Treasury Note, 2.63%, 6/30/14                        1,526,718
   500,000  U.S. Treasury Note, 11.25%, 2/15/15                         720,117
   150,000  U.S. Treasury Note, 4.63%, 11/15/16                         166,266
   125,000  U.S. Treasury Note, 4.63%, 2/15/17                          138,389
--------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS                        $ 27,649,447
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

            INVESTMENT FUND -- 6.0%
 6,229,472  Touchstone Institutional
              Money Market Fund^                                   $  6,229,472
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES -- 99.2%
            (Cost $101,195,796)                                    $102,893,637

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 0.8%                               831,345
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                   $103,724,982
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See
Note 4.

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GMAC - General Motors Acceptance Corporation

PLC - Public Limited Company

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                   LEVEL 1      LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Corporate Bonds           $         --   $56,606,393   $        --  $ 56,606,393
Sovereign
  Government
  Obligations                       --     3,414,212            --     3,414,212
U.S. Government
  Agency
  Obligations                       --     8,994,113            --     8,994,113
U.S. Treasury
  Obligations                       --    27,649,447            --    27,649,447
Mutual Fund                  6,229,472            --            --     6,229,472
                                                                    ============
                                                                    $102,893,637

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
International Growth Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 96.7%                                    SHARES        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 21.2%
Accenture PLC - Class A (Ireland)                           7,675  $    286,047
Alcatel ADR (France)*                                     101,000       453,490
Amdocs Ltd. (Guernsey)*                                    17,045       458,170
ARM Holdings PLC ADR (Britain)                             91,470       640,290
Baidu, Inc. ADR (Cayman Islands)*                           1,183       462,612
Canon, Inc. ADR (Japan)                                    17,832       713,102
Infosys Technologies Ltd. ADR (India)                      10,185       493,871
Logitech International S.A. ADR (Switzerland)*             26,826       493,062
NetEase.com, Inc. ADR (Cayman Islands)*                     7,850       358,588
Nidec Corp. ADR (Japan)                                    35,559       722,914
Nokia Oyj ADR (Finland)                                    27,813       406,626
Research In Motion Ltd. (Canada)*                           7,748       523,377
SAP AG ADR (Germany)                                       17,074       834,406
Taiwan Semiconductor Manufacturing
   Co. Ltd. ADR (Taiwan)                                   47,611       521,817
Trend Micro, Inc. ADR (Japan)                              13,716       511,607
--------------------------------------------------------------------------------
                                                                      7,879,979
--------------------------------------------------------------------------------

FINANCIALS -- 14.8%
Allianz SE ADR (Germany)                                   44,180       551,366
AXA ADR (France)                                           34,537       934,226
Banco Santander S.A. ADR (Spain)                           43,038       695,064
Credit Suisse Group ADR (Switzerland)                      11,371       632,796
HSBC Holdings PLC ADR (Britain)                            14,662       840,866
ING Groep N.V. ADR (Netherlands)                           44,846       799,604
Mitsubishi UFJ Financial Group, Inc.
   ADR (MUFG) (Japan)                                      72,813       388,821
National Australia Bank Ltd. ADR (Australia)               25,369       685,217
--------------------------------------------------------------------------------
                                                                      5,527,960
--------------------------------------------------------------------------------

HEALTH CARE -- 13.7%
Alcon, Inc. ADR (Switzerland)                               6,639       920,630
AstraZeneca PLC ADR (Britain)                              12,700       570,865
Bayer AG ADR (Germany)                                     10,930       760,728
Covidien PLC (Ireland)                                     10,602       458,643
Fresenius Medical Care AG & Co.
   KGaA ADR (Germany)                                       8,175       406,625
GlaxoSmithKline PLC ADR (Britain)                           9,699       383,207
Novartis AG ADR (Switzerland)                              11,311       569,848
Novo-Nordisk A/S ADR (Denmark)                             10,258       645,741
Teva Pharmaceutical Industries
   Ltd. ADR (Israel)                                        7,429       375,610
--------------------------------------------------------------------------------
                                                                      5,091,897
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 9.7%
Anheuser-Busch InBev N.V. ADR (Belgium)*                   16,723       767,586
British American Tobacco PLC ADR (Britain)                 14,543       919,845
Diageo PLC ADR (Britain)                                    8,369       514,610
Nestle S.A. ADR (Switzerland)                              11,397       485,056
Phillip Morris International, Inc. (United States)          8,830       430,374
Tesco PLC ADR (Britain)                                    25,045       481,114
--------------------------------------------------------------------------------
                                                                      3,598,585
--------------------------------------------------------------------------------

ENERGY -- 9.3%
BP PLC ADR (Britain)                                        8,875       472,416
EnCana Corp. (Canada)                                      10,962       631,521
Petroleo Brasileiro ADR (Brazil)                           15,822       726,230
Schlumberger Ltd. (United States)                           5,569       331,912
StatoilHydro ASA ADR (Norway)                              30,614       690,040
Total S.A. ADR (France)                                    10,434       618,319
--------------------------------------------------------------------------------
                                                                      3,470,438
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.6%
ABB Ltd. ADR (Switzerland)                                 23,158       464,086
BAE Systems PLC ADR (Britain)                              21,441       480,278
Chicago Bridge & Iron Co. N.V.
   ADR (Netherlands)*                                      16,803       313,880
Ingersoll-Rand PLC (Ireland)                               13,760       422,019
Kubota Corp. ADR (Japan)                                   12,967       536,704
Siemens AG ADR (Germany)                                    5,797       538,890
Tyco International Ltd. (Switzerland)                      13,450       463,756
--------------------------------------------------------------------------------
                                                                      3,219,613
--------------------------------------------------------------------------------

MATERIALS -- 6.3%
BASF AG ADR (Germany)                                      10,197       540,441
Randgold Resources Ltd. (France)                            3,885       271,484
Rio Tinto PLC ADR (Britain)                                 1,868       318,102
Syngenta AG ADR (Switzerland)                              11,092       509,677
Vale S.A. ADR (Brazil)                                     30,713       710,392
--------------------------------------------------------------------------------
                                                                      2,350,096
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 5.4%
BT Group PLC ADR (Britain)                                 15,329       318,996
Telefonica S.A. ADR (Spain)                                12,690     1,052,128
Vodafone Group PLC ADR (Britain)                           28,481       640,823
--------------------------------------------------------------------------------
                                                                      2,011,947
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 4.0%
Honda Motor Co., Ltd. ADR (Japan)                          15,600       472,836
Makita Corp. ADR (Japan)                                   22,308       696,456
Panasonic Corp. ADR (Japan)                                21,060       307,476
--------------------------------------------------------------------------------
                                                                      1,476,768
--------------------------------------------------------------------------------

UTILITIES -- 3.7%
E.ON AG ADR (Germany)                                      20,052       853,213
Veolia Environnement ADR (France)                          13,958       537,243
--------------------------------------------------------------------------------
                                                                      1,390,456
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 36,017,739
--------------------------------------------------------------------------------

INVESTMENT FUND -- 5.9%
Touchstone Institutional
   Money Market Fund^                                   2,195,557  $  2,195,557
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 102.6%
(Cost $35,382,854)                                                 $ 38,213,296

LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6%)                        (981,429)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 37,231,867
================================================================================

--------------------------------------------------------------------------------
International Growth Fund (Continued
--------------------------------------------------------------------------------

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

PLC - Public Limited Company

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                 LEVEL 1        LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks             $36,017,739   $         --   $        --   $36,017,739
Mutual Fund                 2,195,557             --            --     2,195,557
                                                                     ===========
                                                                     $38,213,296

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 100.1%                                  SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 18.3%
AllianceBerstein Holding LP +                            125,660    $  3,428,004
Allied World Assurance Co. Holdings Ltd.                  47,850       2,293,451
Arch Capital Group Ltd.*                                  37,870       2,557,740
Assured Guaranty Ltd. +                                  120,670       2,343,411
Brandywine Realty Trust                                  302,890       3,343,905
Chimera Investment Corp.                                 203,710         778,172
Digital Realty Trust, Inc. +                              63,840       2,918,126
Douglas Emmett, Inc. +                                   175,220       2,151,702
First Horizon National Corp.* +                          192,115       2,541,679
IntercontinentalExchange, Inc.*                           11,050       1,073,950
Marshall & Ilsley Corp.                                  330,793       2,669,500
SunTrust Banks, Inc.                                     142,120       3,204,806
Zions BanCorp. +                                         118,490       2,129,265
--------------------------------------------------------------------------------
                                                                      31,433,711
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 17.6%
Global Payments, Inc.                                     60,040       2,803,868
IAC/InterActiveCorp.* +                                  163,480       3,300,660
Intersil Corp. - Class A                                 141,650       2,168,662
Jabil Circuit, Inc.                                      168,290       2,256,769
Maxim Integrated Products, Inc.                          135,120       2,451,077
McAfee, Inc.*                                             70,490       3,086,756
NCR Corp.*                                               193,580       2,675,276
Novellus Systems, Inc.*                                  105,823       2,220,167
ON Semiconductor Corp.* +                                316,870       2,614,178
Sybase, Inc.* +                                           69,037       2,685,539
Synopsys, Inc.*                                           96,460       2,162,633
Western Digital Corp.*                                    46,760       1,708,143
--------------------------------------------------------------------------------
                                                                      30,133,728
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.3%
Abercrombie & Fitch Co. +                                 75,400       2,479,152
Aeropostale, Inc.* +                                      66,740       2,901,187
Dollar Tree, Inc.*                                        53,126       2,586,174
GUESS?, Inc.                                              54,670       2,024,977
Lamar Advertising Co.* +                                  84,380       2,315,387
Las Vegas Sands Corp.* +                                 138,350       2,329,814
Newell Rubbermaid, Inc. +                                138,000       2,165,220
NVR, Inc.*                                                 2,660       1,695,404
O'Reilly Automotive, Inc.* +                              35,620       1,287,307
Priceline.com, Inc.* +                                    10,480       1,737,794
WMS Industries, Inc.*                                     63,300       2,820,648
--------------------------------------------------------------------------------
                                                                      24,343,064
--------------------------------------------------------------------------------

HEALTH CARE -- 9.6%
Biovail Corp. +                                          220,690       3,405,246
Intuitive Surgical, Inc.* +                                7,350       1,927,538
King Pharmaceuticals, Inc.* +                            262,230       2,824,217
Life Technologies Corp.*                                  65,660       3,056,473
Mylan, Inc.* +                                           183,960       2,945,200
Universal Health Services, Inc. - Class B                 35,390       2,191,703
--------------------------------------------------------------------------------
                                                                      16,350,377
--------------------------------------------------------------------------------

ENERGY -- 9.5%
Alpha Natural Resources, Inc.*                            64,410       2,260,791
Concho Resources, Inc.*                                   75,120       2,728,358
ENSCO International, Inc.                                 53,680       2,283,547
FMC Technologies, Inc.* +                                 53,660       2,803,199
Oil States International, Inc.                            65,640       2,305,933
Petrohawk Energy Corp.*                                   56,410       1,365,686
Plains All American Pipeline LP*                          51,820       2,398,748
--------------------------------------------------------------------------------
                                                                      16,146,262
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.3%
Flowserve Corp.                                           15,580       1,535,253
Joy Global, Inc.                                          45,760       2,239,494
McDermott International, Inc.*                           145,740       3,682,851
Oshkosh Corp.*                                            43,310       1,339,578
Roper Industries, Inc. +                                  50,660       2,582,647
TransDigm Group, Inc.*                                    54,510       2,715,143
--------------------------------------------------------------------------------
                                                                      14,094,966
--------------------------------------------------------------------------------

UTILITIES -- 6.8%
AES Corp.* +                                             126,650       1,876,953
Constellation Energy Group, Inc.                          83,140       2,691,243
Northeast Utilities                                      111,360       2,643,686
NV Energy, Inc.                                          201,270       2,332,719
RRI Energy, Inc.*                                        295,160       2,107,442
--------------------------------------------------------------------------------
                                                                      11,652,043
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 6.0%
Church & Dwight Co., Inc. +                               22,840       1,295,942
J.M. Smucker Co. (The)                                    57,960       3,072,459
Sara Lee Corp.                                           169,340       1,886,448
W.W. Grainger, Inc.                                       19,400       1,733,584
Whole Foods Market, Inc.* +                               71,210       2,171,193
--------------------------------------------------------------------------------
                                                                      10,159,626
--------------------------------------------------------------------------------

MATERIALS -- 5.0%
Carpenter Technology                                      53,320       1,247,155
Cliff's Natural Resources, Inc.                           38,260       1,238,094
Commercial Metals Co.                                    108,800       1,947,520
Pactiv Corp.*                                             98,650       2,569,832
Pan American Silver Corp.*                                70,360       1,604,208
--------------------------------------------------------------------------------
                                                                       8,606,809
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 4.7%
Millicom International Cellular S.A.*                     25,520       1,856,325
SBA Communications Corp. - Class A* +                    121,450       3,282,793
Windstream Corp.                                         284,430       2,881,276
--------------------------------------------------------------------------------
                                                                       8,020,394
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                 $170,940,980
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Fund (Continued)
--------------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES        VALUE
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 28.4%
Invesco AIM Liquid Assets Portfolio **                47,451,091  $  47,451,091
Touchstone Institutional
   Money Market Fund^                                  1,005,405      1,005,405
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                            $  48,456,496
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 128.5%
(Cost $194,087,361)                                               $ 219,397,476

LIABILITIES IN EXCESS OF OTHER ASSETS -- (28.5%)                    (48,648,702)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 170,748,774
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2009, was $45,892,849.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION               LEVEL 1       LEVEL 2         LEVEL 3         TOTAL
--------------------------------------------------------------------------------
Common Stocks         $ 170,940,980  $          --  $          --  $ 170,940,980
Mutual Funds             48,456,496             --             --     48,456,496
                                                                   =============
                                                                   $ 219,397,476

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Premium Yield Equity Fund  - September 30, 2009
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 98.1%                                     SHARES       VALUE
--------------------------------------------------------------------------------

ENERGY -- 20.3%
BP PLC ADR                                                 10,295    $   548,003
Diamond Offshore Drilling, Inc.                             6,055        578,374
Enerplus Resources Fund                                    35,580        814,426
Kinder Morgan Management LLC*                              27,408      1,297,776
Southern Union Co.                                         38,905        808,835
Spectra Energy Corp.                                       41,910        793,775
--------------------------------------------------------------------------------
                                                                       4,841,189
--------------------------------------------------------------------------------

UTILITIES -- 16.9%
American Water Works Co., Inc.                             34,865        695,208
CMS Energy Corp.                                           31,390        420,626
National Grid PLC ADR                                      15,550        758,062
NiSource, Inc.                                             51,830        719,919
Northeast Utilities                                        16,245        385,656
ONEOK, Inc.                                                19,185        702,555
Pepco Holdings, Inc.                                       21,845        325,054
--------------------------------------------------------------------------------
                                                                       4,007,080
--------------------------------------------------------------------------------

HEALTH CARE -- 11.6%
Abbott Laboratories                                        13,515        668,587
Bristol-Myers Squibb Co.                                   16,110        362,797
Johnson & Johnson                                          15,785        961,149
Merck & Co., Inc.                                          23,755        751,371
--------------------------------------------------------------------------------
                                                                       2,743,904
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 11.2%
AT&T, Inc.                                                 23,440        633,114
BCE, Inc.                                                  21,265        524,608
China Mobile Ltd.                                           7,935        389,688
Telefonica S.A.  ADR                                        7,660        635,091
Windstream Corp.                                           48,165        487,911
--------------------------------------------------------------------------------
                                                                       2,670,412
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 10.6%
Colgate-Palmolive Co.                                       9,330        711,693
Kraft Foods, Inc. - Class A                                23,700        622,599
Procter & Gamble Co.                                       11,910        689,827
Unilever N.V.                                              17,270        498,412
--------------------------------------------------------------------------------
                                                                       2,522,531
--------------------------------------------------------------------------------

FINANCIALS -- 10.1%
Alexandria Real Estate Equities, Inc.                       8,605        467,682
Allstate Corp.                                             17,375        532,023
Bank of Montreal                                            6,530        330,679
HCP, Inc.                                                  16,030        460,702
HSBC Holdings PLC ADR                                      10,730        615,365
--------------------------------------------------------------------------------
                                                                       2,406,451
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 8.4%
Microchip Technology, Inc.                                 25,005        662,633
Paychex, Inc.                                              16,020        465,381
Taiwan Semiconductor Manufacturing
   Co. Ltd. ADR                                            57,193        626,835
Tele Norte Leste Participacoes ADR                         12,495        234,781
--------------------------------------------------------------------------------
                                                                       1,989,630
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.9%
Genuine Parts Co.                                          14,600        555,676
McDonald's Corp.                                            9,850        562,140
Thomson Reuters Corp.                                      15,360        515,635
--------------------------------------------------------------------------------
                                                                       1,633,451
--------------------------------------------------------------------------------

INDUSTRIALS -- 2.1%
R. R. Donnelley & Sons Co.                                 23,350        496,421
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                  $23,311,069
--------------------------------------------------------------------------------

INVESTMENT FUND -- 1.7%
Touchstone Institutional
   Money Market Fund^                                     399,062    $   399,062
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $24,283,541)                                                   $23,710,131

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%                             38,642
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                 $23,748,773
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

PLC - Public Limited Company

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                   LEVEL 1      LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks               $23,311,069  $        --  $          --  $23,311,069
Mutual Fund                     399,062           --             --      399,062
                                                                     ===========
                                                                     $23,710,131

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Select Growth Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 97.4%                                   SHARES        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 30.9%
Apple, Inc.*                                             156,600  $  29,028,942
Broadcom Corp. - Class A*                                273,600      8,396,784
FLIR Systems, Inc.*                                      250,700      7,012,079
Google, Inc. - Class A*                                   48,100     23,850,385
QUALCOMM, Inc.                                           412,500     18,554,250
Salesforce.com, Inc.*                                    292,500     16,652,025
Visa, Inc. - Class A                                     281,700     19,468,287
VMware, Inc.*                                            150,100      6,029,517
--------------------------------------------------------------------------------
                                                                    128,992,269
--------------------------------------------------------------------------------

HEALTH CARE -- 21.9%
Allergan, Inc.                                           324,400     18,412,944
Genzyme Corp.*                                           382,500     21,699,225
Illumina, Inc.*                                           78,516      3,336,930
Intuitive Surgical, Inc.*                                 91,600     24,022,100
Mindray Medical International Ltd. ADR                   175,900      5,741,376
Stryker Corp.                                            164,700      7,482,321
Varian Medical Systems, Inc.*                            243,600     10,262,868
--------------------------------------------------------------------------------
                                                                     90,957,764
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 15.0%
Amazon.com, Inc.*                                        252,100     23,536,056
Las Vegas Sands Corp.*                                   557,600      9,389,984
NIKE, Inc. - Class B                                     179,300     11,600,710
Staples, Inc.                                            325,529      7,558,783
Starbucks Corp.*                                         493,700     10,194,905
--------------------------------------------------------------------------------
                                                                     62,280,438
--------------------------------------------------------------------------------

ENERGY -- 14.1%
FMC Technologies, Inc.*                                  326,700     17,066,808
National-Oilwell Varco, Inc.*                            547,200     23,600,736
Schlumberger Ltd.                                        302,100     18,005,160
--------------------------------------------------------------------------------
                                                                     58,672,704
--------------------------------------------------------------------------------

FINANCIALS -- 7.5%
Charles Schwab Corp. (The)                               255,850      4,899,528
CME Group, Inc.                                           35,000     10,786,650
IntercontinentalExchange, Inc.*                          159,300     15,482,367
--------------------------------------------------------------------------------
                                                                     31,168,545
--------------------------------------------------------------------------------

MATERIALS -- 4.0%
Monsanto Co.                                             214,000     16,563,600
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.8%
America Movil SAB de C.V. ADR                            263,600     11,553,588
--------------------------------------------------------------------------------

INDUSTRIALS -- 1.2%
Iron Mountain, Inc.* +                                   191,600      5,108,056
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 405,296,964
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 6.0%
Invesco AIM Liquid Assets Portfolio **                5,242,697$      5,242,697
Touchstone Institutional
   Money Market Fund^                                 19,564,025     19,564,025
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $  24,806,722
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 103.4%
(Cost $346,260,354)                                               $ 430,103,686

LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.4%)                     (13,985,799)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 416,117,887
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2009, was $5,036,767.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

ADR - American Depository Receipt

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                  LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks             $405,296,964  $         --  $         --  $405,296,964
Mutual Funds                24,806,722            --            --    24,806,722
                                                                    ============
                                                                    $430,103,686

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Short Duration Fixed Income Fund - September 30, 2009
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 24.6%
$  475,929  FHLMC CMO/REMIC Ser 2510,
              Class TA, 4.000%, 6/15/32                             $   490,505
   341,249  FHLMC CMO/REMIC Ser 2575,
              Class QP, 4.500%, 11/15/31                                351,834
 1,137,139  FHLMC CMO/REMIC Ser 2590,
              Class UL, 3.750%, 3/15/32                               1,168,475
   249,672  FHLMC CMO/REMIC Ser 2892,
              Class A, 5.000%, 5/15/21                                  256,021
   635,845  FHLMC CMO/REMIC Ser 3138,
              Class PA, 5.500%, 2/15/27                                 657,136
   508,033  FHLMC CMO/REMIC Ser 3178,
              Class MA, 6.000%, 10/15/26                                518,456
     3,115  FNMA CMO/REMIC Ser 1999-15,
              Class PC, 6.000%, 9/25/18                                   3,133
   707,298  FNMA CMO/REMIC Ser 2002-71,
              Class AP, 5.000%, 11/25/32                                745,830
   652,666  FNMA CMO/REMIC Ser 2003-119,
              Class PU, 4.000%, 11/25/33                                673,237
   430,284  FNMA CMO/REMIC Ser 2003-19,
              Class ME, 4.000%, 1/25/33                                 440,119
   624,777  FNMA CMO/REMIC Ser 2003-42,
              Class CA, 4.000%, 5/25/33                                 642,796
   205,478  FNMA CMO/REMIC Ser 2003-66,
              Class AP, 3.500%, 11/25/32                                206,415
   113,504  FHLMC Pool #C66916, 7.000%, 5/1/32                          124,434
   108,822  FHLMC Pool #D94598, 6.500%, 4/1/21                          117,932
    60,813  FHLMC Pool #E97227, 7.000%, 9/1/14                           62,231
     7,206  FHLMC Pool #G10446, 6.500%, 2/1/11                            7,398
   137,899  FHLMC Pool #G30085, 7.500%, 10/1/17                         156,157
     4,399  FNMA Pool #250477, 6.000%, 1/1/11                             4,560
       314  FNMA Pool #303096, 7.500%, 12/1/09                              316
    52,026  FNMA Pool #313429, 7.000%, 3/1/12                            54,056
    97,519  FNMA Pool #323441, 7.000%, 12/1/13                          100,131
   144,221  FNMA Pool #323832, 7.500%, 7/1/29                           161,444
     8,569  FNMA Pool #334593, 7.000%, 5/1/24                             9,440
   252,810  FNMA Pool #546474, 7.000%, 1/1/15                           266,219
        29  FNMA Pool #6222, 9.000%, 4/1/16                                  29
   226,693  FNMA Pool #665773, 7.500%, 6/1/31                           253,639
    17,171  GNMA ARM Pool #8426 (A),
              4.125%, 10/1/09                                            17,594
     4,539  GNMA Pool #2707, 5.500%, 1/20/14                              4,788
     3,723  GNMA Pool #2802, 5.500%, 7/20/14                              3,928
    60,056  GNMA Pool #2843, 5.500%, 11/20/14                            63,351
    64,922  GNMA Pool #344233, 8.000%, 2/15/23                           73,412
   127,978  GNMA Pool #345123, 8.000%, 12/15/23                         144,714
    19,217  GNMA Pool #462486, 6.500%, 1/15/13                           20,601
    41,941  GNMA Pool #569337, 6.500%, 4/15/22                           44,416
    57,157  GNMA Pool #578189, 6.000%, 2/15/32                           60,997
    72,376  GNMA Pool #780322, 8.000%, 11/15/22                          81,559
    33,032  GNMA Pool #780327, 8.000%, 11/15/17                          36,181
   193,998  GNMA Pool #780604, 7.000%, 7/15/12                          203,794
    72,872  GNMA Pool #814, 8.000%, 8/20/17                              80,241
   731,530  GNMA CMO/REMIC Ser 2002-72,
              Class AB, 4.500%, 10/20/32                                762,373
   430,000  GNMA, Ser 2004-12, Class BA,
              4.807%, 8/16/32                                           447,911
   375,967  GNMA, Ser 2004-43, Class A,
              2.822%, 12/16/19                                          379,913
   170,078  GNMA, Ser 2004-6, Class B,
              3.949%, 7/16/33                                           175,731
   128,167  GNMA, Ser 2004-9, Class A,
              3.360%, 8/16/22                                           129,086
   370,058  GNMA, Ser 2005-12, Class A,
              4.044%, 5/16/21                                           378,048
   296,310  GNMA, Ser 2005-76, Class A,
              3.963%, 5/16/30                                           305,836
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            MORTGAGE-BACKED OBLIGATIONS                             $10,886,417
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 23.4%
            CONSUMER DISCRETIONARY -- 2.3%
   620,000  CVS Caremark Corp. (A), .661%, 12/1/09                      620,449
   140,000  Kroger Co., 6.800%, 4/1/11                                  149,937
   225,000  Ryder System, Inc., 5.950%, 5/2/11                          234,067
--------------------------------------------------------------------------------
                                                                      1,004,453
--------------------------------------------------------------------------------

            FINANCIALS -- 13.4%
   350,000  American Express Bank (A),
              .394%, 10/12/09                                           326,977
   150,000  Bank of New York Mellon,
              5.125%, 11/1/11                                           159,651
   315,000  Bank of New York Mellon,
              4.950%, 11/1/12                                           341,311
   210,000  Fifth Third Bank, 4.200%, 2/23/10                           211,676
   235,000  General Electric Capital Corp. (A),
              .510%, 11/17/09                                           229,153
   280,000  Goldman Sachs Group, Inc.,
              6.875%, 1/15/11                                           297,316
   275,000  Hudson United Bank, 7.000%, 5/15/12                         295,948
   300,000  Metlife of Connecticut Euro MTN (A),
              .759%, 10/15/09                                           281,259
   295,000  MONY Group, Inc., 8.350%, 3/15/10                           302,270
   255,000  Morgan Stanley, 5.625%, 1/9/12                              270,198
   270,000  National City Bank of Kentucky,
              6.300%, 2/15/11                                           281,359
   120,000  New York Life Global Funding,
              5.250%, 10/16/12                                          128,549
   365,000  Northern Trust Corp., 5.300%, 8/29/11                       389,858
   450,000  PNC Funding Corp., 2.300%, 6/22/12                          458,079
   270,000  State Street Corp., 7.650%, 6/15/10                         279,246
   260,000  Suntrust Bank, 6.375%, 4/1/11                               269,373
   300,000  Trustreet Properties, Inc., 7.500%, 4/1/15                  319,929
   300,000  USAA Capital Corp., 4.640%, 12/15/09                        300,810
   500,000  Wells Fargo & Co., MTN,
              3.980%, 10/29/10                                          509,436
   275,000  Xlliac Global Funding, 4.800%, 8/10/10                      273,936
--------------------------------------------------------------------------------
                                                                      5,926,334
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 23.4% (CONTINUED)
            HEALTH CARE -- 3.0%
$  325,000  Baxter Finco BV, 4.750%, 10/15/10                       $   337,819
   280,000  Beckton Dickinson, 7.150%, 10/1/09                          280,000
   330,000  Express Scripts, Inc., 5.250%, 6/15/12                      350,308
   360,000  Hospira, Inc., 5.550%, 3/30/12                              382,020
--------------------------------------------------------------------------------
                                                                      1,350,147
--------------------------------------------------------------------------------

            INDUSTRIALS -- 1.0%
   225,000  Cooper US, Inc., 5.250%, 11/15/12                           243,733
   175,000  Tyco International Finance,
              6.375%, 10/15/11                                          188,650
--------------------------------------------------------------------------------
                                                                        432,383
--------------------------------------------------------------------------------

            INFORMATION TECHNOLOGY -- 0.5%
   200,000  Hewlett-Packard Co., 2.250%, 5/27/11                        203,735
--------------------------------------------------------------------------------

            TELECOMMUNICATION SERVICES -- 1.9%
   233,415  BellSouth Telecommunications,
              6.300%, 12/15/15                                          251,467
   245,000  Comcast Cable Communications,
              6.750%, 1/30/11                                           260,535
   150,000  Telus Corp., 8.000%, 6/1/11                                 163,214
   175,000  Verizon New England, Inc.,
              6.500%, 9/15/11                                           188,167
--------------------------------------------------------------------------------
                                                                        863,383
--------------------------------------------------------------------------------

            UTILITIES -- 1.3%
   300,000  NSTAR Electric Co., 7.800%, 5/15/10                         311,334
   270,000  Sempra Energy, 7.950%, 3/1/10                               277,630
--------------------------------------------------------------------------------
                                                                        588,964
--------------------------------------------------------------------------------

            TOTAL CORPORATE BONDS                                   $10,369,399
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.4%
   500,000  FHLMC, 2.000%, 2/25/11                                      502,750
   260,000  FNMA, 5.250%, 8/1/12                                        277,870
   189,590  Petrodrill Four Ltd., 4.240%, 1/15/16                       198,683
   157,505  Petrodrill Four Ltd., 4.390%, 4/15/16                       165,192
   254,776  SBA, Ser 1998-20L, Class 1,
              5.800%, 12/1/18                                           270,721
   258,574  SBA, Ser 2002-20A, Class 1,
              6.140%, 1/1/22                                            279,316
   228,661  SBA, Ser 2002-20C, Class 1,
              6.070%, 3/1/22                                            246,889
   226,472  SBA, Ser 2002-20J, Class 1,
              4.750%, 10/1/22                                           237,570
   237,951  SBA, Ser 2003-20E, Class 1,
              4.640%, 5/1/23                                            248,992
   277,285  SBA, Ser 2004-20B, Class 1,
              4.720%, 2/1/24                                            291,023
   270,697  SBA, Ser 2005-20G, Class 1,
              4.750%, 7/1/25                                            286,083
   199,426  SBA, Ser 2006-P10A, Class 1,
              5.408%, 2/10/16                                           211,270
   336,168  SBA, Ser 2007-10E, Class 1,
              5.250%, 9/1/17                                            360,101
   324,096  SBA, Ser 2008-10B, Class 1,
              4.580%, 3/1/18                                            342,695
   216,995  WHC-IRS Trust, 6.980%, 5/15/15                              239,239
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                      $ 4,158,394
--------------------------------------------------------------------------------

            U.S. TREASURY OBLIGATIONS -- 8.1%
   949,798  U.S. Treasury Inflation Indexed
              Bond, 1.875%, 7/15/13                                     981,259
   500,000  U.S. Treasury Note, 2.375%, 8/31/10                         509,024
   750,000  U.S. Treasury Note, .875%, 2/28/11                          752,871
   500,000  U.S. Treasury Note, 4.125%, 8/31/12                         539,258
   800,000  U.S. Treasury Note, 2.750%, 10/31/13                        825,625
--------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS                         $ 3,608,037
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 1.7%
            PENNSYLVANIA -- 1.7%
   750,000  Commonwealth Fing Auth RB,
              Ser A, 3.860%, 6/1/11                                 $   770,483
--------------------------------------------------------------------------------

            ASSET-BACKED SECURITIES -- 31.4%
   480,000  American Express Credit Account
              MTN, Ser 2005-4, Class A (A),
              .313%, 10/15/09                                           470,148
   183,746  Bae Systems 2001 Asset Trust,
              6.664%, 9/15/13                                           182,357
   250,293  Banc of America Commercial
              Mortgage, Inc., Ser 2000-2,
              Class A2, 7.197%, 9/15/32                                 253,027
   260,000  Bank of America Auto Trust, Ser
              2008-1A, Class A3A, 4.970%, 9/20/12                       269,162
   175,000  CarMax Auto Owner Trust, Ser
              2006-2, Class B, 5.310%, 4/16/12                          179,137
   217,183  Caterpillar Financial Asset Trust,
              Ser 2008-A, Class A2B (A),
              1.396%, 10/25/09                                          217,272
   133,568  Centerpoint Energy Transition
              Bond, Ser 2005-A, Class A2,
              4.970%, 8/1/14                                            140,514
   270,000  Chase Issuance Trust, Ser 2007-A17,
              Class A, 5.120%, 10/15/14                                 292,389
   430,000  Chase Issuance Trust, Ser 2008-A11,
              Class A11, 5.400%, 7/15/15                                472,410
   305,000  Chase Issuance Trust, Ser 2009-A3,
              Class A3, 2.400%, 6/17/13                                 310,007
   395,526  Chase Manhattan Auto Owner
              Trust, Ser 2006-B, Class A4,
              5.110%, 4/15/14                                           406,314

--------------------------------------------------------------------------------
Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

  PRINCIPAL                                                             MARKET
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

            ASSET-BACKED SECURITIES -- 31.4% (CONTINUED)
$  300,000  Chrysler Financial Auto Securitization,
              Ser 2009-A, Class A3,
              2.820%, 1/15/16                                       $   305,962
 1,500,000  CNH Equipment Trust, Ser 2008-B,
              Class A3B (A), 1.643%, 10/15/09                         1,507,079
   360,667  Community Program Loan Trust,
              Ser 1987-A, Class A4,
              4.500%, 10/1/18                                           362,302
   325,000  Crown Castle Towers LLC, Ser
              2005-1A, Class AFX, 4.643%, 6/15/35                       325,000
   170,000  Crown Castle Towers LLC, Ser
              2005-1A, Class B, 4.878%, 6/15/35                         170,000
   225,000  Crown Castle Towers LLC, Ser
              2006-1A, Class AFX,
              5.245%, 11/15/36                                          225,000
   125,000  Crown Castle Towers LLC, Ser
              2006-1A, Class B, 5.362%, 11/15/36                        125,000
   425,000  Discover Card Master Trust, Ser
              2008-A3, Class A3, 5.100%, 10/15/13                       446,496
   145,000  First Union National Bank
              Commercial Mortgage, Ser
              2001-C2, Class A2, 6.223%, 12/12/33                       152,051
   442,674  First Union National Bank
              Commerical Mortgage, Ser
              2001-C2, Class A2, 6.663%, 1/12/43                        462,880
   234,633  Ford Credit Auto Owner Trust,
              Ser 2007-B, Class A3A,
              5.150%, 11/15/11                                          240,152
   140,000  Ford Credit Auto Owner Trust,
              Ser 2009-B, Class A4,
              4.942%, 7/15/14                                           147,112
   360,000  GE Capital Commercial Mortgage
              Corp., Ser 2001-3, Class A2,
              6.070%, 6/10/38                                           379,618
   300,000  GE Capital Credit Card Master
              Note Trust, Ser 2005-3, Class A,
              3.690%, 7/15/15                                           303,299
   320,000  GE Capital Credit Card Master
              Note Trust, Ser 2009-2, Class A,
              4.130%, 6/15/13                                           325,375
   150,000  GE Captial Commercial Mortgage
              Corp., Ser 2001-1, Class A2,
              6.531%, 5/15/33                                           156,316
   116,255  GMAC Commercial Mortgage
              Securities, Inc., Ser 2000-C1,
              Class A2, 7.724%, 3/15/33                                 116,724
   888,307  Harley-Davidson Motorcycle Trust,
              Ser 2006-1, Class A2,
              5.040%, 10/15/12                                          914,937
   180,000  John Deere Owner Trust, Ser 2007-A,
              Class A4, 5.070%, 4/15/14                                 184,438
   284,905  LB-UBS Commercial Mortgage
              Trust, Ser 2000-C3, Class A2,
              7.950%, 5/15/25                                           287,160
   315,000  LB-UBS Commerical Mortgage
              Trust, Ser 2003-C7, Class A3,
              4.559%, 9/15/27                                           319,065
   211,546  Louisiana Public Facilities Authority,
              Ser 2008-Ell, Class A1,
              4.500%, 2/1/14                                            214,920
   307,513  Merrill Lynch Mortgage Investors
              Trust, Ser 1998-C1, Class A3,
              6.720%, 11/15/26                                          322,493
   309,020  Morgan Stanley Capital I,
              Ser 2007-HQ11, Class A1,
              5.246%, 2/12/44                                           314,263
   440,000  Nissan Auto Lease Trust, Ser 2009-A,
              Class A4, 3.510%, 11/17/14                                451,786
   400,000  PG&E Energy Recovery Funding LLC,
              Ser 2005-1, Class A4,
              4.370%, 6/25/14                                           420,410
   126,193  PG&E Energy Recovery Funding LLC,
              Ser 2005-2, Class A2,
              5.030%, 3/25/14                                           132,645
   143,349  RSB Bondco LLC, Ser 2007-A,
              Class A1, 5.470%, 10/1/14                                 152,182
    69,960  Salomon Brothers Mortgage
              Securities VII, Ser 2000-C1,
              Class A2, 7.520%, 12/18/09                                 70,129
    90,000  SBA CMBS Trust, Ser 2006-1A,
              Class A, 5.314%, 11/15/36                                  89,550
   375,000  Volkswagen Auto Lease Trust,
              Ser 2009-A, Class A3,
              3.410%, 4/16/12                                           385,809
   239,000  Volkswagen Auto Loan Enhanced
              Trust, Ser 2008-1, Class A3,
              4.500%, 7/20/12                                           246,491
   294,152  Wells Fargo Mortgage Backed
              Securities, Ser 2006-16,
              Class A12, 5.000%, 11/25/36                               286,337
   180,000  World Financial Network Credit
              Card Master, Ser 2009-B, Class A,
              3.790%, 5/16/16                                           182,250
--------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES                           $13,917,968
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
   SHARES                                                                VALUE
--------------------------------------------------------------------------------

            INVESTMENT FUND -- 0.9%
   403,523  Touchstone Institutional Money
              Market Fund^                                          $   403,523
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES -- 99.5%
            (Cost $43,100,243)                                      $44,114,221

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 0.5%                               226,375
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                    $44,340,596
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2009.

ARM - Adjustable Rate Mortgage

CMO - Collateralized Mortgage Obligation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

RB - Revenue Bond

REMIC - Real Estate Mortgage Investment Conduit

SBA - Small Business Administration

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                       LEVEL 1    LEVEL 2       LEVEL 3     TOTAL
--------------------------------------------------------------------------------
U.S. Government
  Mortgage-Backed
  Obligations                  $       --  $10,886,417  $        --  $10,886,417
Corporate Bonds                        --   10,369,399           --   10,369,399
U.S. Government
  Agency
  Obligations                          --    3,911,505           --    3,911,505
U.S. Treasury
  Obligations                          --    3,608,037           --    3,608,037
Municipal Bonds                        --      770,483           --      770,483
Asset-Backed Securities                --   13,917,968           --   13,917,968
U.S. Government and
  Agency Obligations                   --      246,889           --      246,889
Mutual Fund                       403,523           --           --      403,523
                                                                     ===========
                                                                     $44,114,221

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Small Cap Value Opportunities Fund - September 30, 2009
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 100.1%                                   SHARES       VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 32.0%
American Capital Ltd.* +                                  258,030    $   833,437
AMERISAFE, Inc.*                                           27,670        477,308
BioMed Realty Trust, Inc.                                  75,260      1,038,588
Boston Private Financial Holdings                         155,130      1,009,896
Brandywine Realty Trust                                   146,700      1,619,567
Cash America International, Inc.                           40,590      1,224,194
Columbia Banking System, Inc.                              38,430        636,017
DCT Industrial Trust, Inc.                                175,430        896,447
DuPont Fabros Technology, Inc.*                           116,390      1,551,479
Evercore Partners, Inc.                                    33,410        976,240
First Niagara Financial Group, Inc. +                      75,980        936,833
GFI Group, Inc. +                                         140,200      1,013,646
GLG Partners, Inc.* +                                     173,030        697,311
Hancock Holding Co. +                                      29,190      1,096,668
Hilltop Holdings, Inc.*                                    62,250        763,185
Knight Capital Group, Inc.*                                40,820        887,835
MF Global Ltd.* +                                         169,500      1,232,265
Mid-America Apartment Communities, Inc.                    22,790      1,028,513
Nelnet Inc. - Class A*                                     61,530        765,433
PrivateBancorp, Inc. +                                     43,480      1,063,521
Prosperity Bancshares, Inc. +                              41,850      1,455,962
Signature Bank*                                            47,410      1,374,890
Sterling Bancshares, Inc.                                 106,260        776,761
Washington Real Estate Investment Trust +                  39,520      1,138,176
Webster Financial Corp. +                                  98,220      1,224,803
Western Alliance Bancorp.* +                               86,750        547,393
Wilshire Bancorp, Inc. +                                   79,200        581,328
--------------------------------------------------------------------------------
                                                                      26,847,696
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 16.9%
ADC Telecommunications, Inc.*                             106,950        891,963
Anadigics, Inc.                                           158,510        746,582
China Security & Surveillance, Inc.* +                    106,580        760,981
Cymer, Inc.*                                               23,180        900,775
Global Cash Access Holdings, Inc.*                         82,080        600,005
JDA Software Group, Inc.*                                  36,980        811,341
JDS Uniphase Corp.*                                       144,030      1,024,053
Net 1 UEPS Technologies, Inc.*                             34,150        715,784
OmniVision Technologies, Inc.*                             68,420      1,113,877
Openwave Systems, Inc.* +                                 353,230        918,398
Polycom, Inc.*                                             38,670      1,034,423
Teradyne, Inc.* +                                         107,560        994,930
Unisys Corp.* +                                           374,410        999,675
United Online                                              97,340        782,614
VeriFone Holdings, Inc.* +                                 83,250      1,322,842
Zoran Corp.*                                               53,980        621,850
--------------------------------------------------------------------------------
                                                                      14,240,093
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 13.0%
Ascent Media Corp. - Class A*                              34,290        877,824
Carter's, Inc.*                                            32,910        878,697
Collective Brands, Inc.* +                                 63,470      1,099,935
Dolan Media Co.*                                           45,060        540,269
Dress Barn, Inc.* +                                        47,640        854,185
Lincoln Educational Services Corp.*                        26,210        599,685
Ryland Group, Inc. +                                       42,850        902,850
Service Corp. International                               193,010      1,353,000
Shutterfly, Inc.*                                          44,530        740,534
Sonic Corp.*                                              101,730      1,125,134
Tractor Supply Co.* +                                      21,690      1,050,230
Vail Resorts, Inc.* +                                      26,630        893,170
--------------------------------------------------------------------------------
                                                                      10,915,513
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.6%
ACCO Brands Corp.*                                         73,380        529,804
Albany International Corp.                                 33,200        644,080
Belden, Inc.                                               30,470        703,857
Chicago Bridge & Iron Co. NV* +                            35,110        655,855
Deluxe Corp. +                                             56,020        957,942
DynCorp International, Inc. - Class A*                     48,670        876,060
Esterline Technologies Corp.*                              19,410        761,066
Fushi Copperweld, Inc.*                                   114,430        968,077
GrafTech International Ltd.*                               58,260        856,422
Headwaters, Inc.*                                         128,650        497,876
The Manitowoc Co., Inc. +                                  70,720        669,718
Woodward Governor Co. +                                    30,910        749,877
--------------------------------------------------------------------------------
                                                                       8,870,634
--------------------------------------------------------------------------------

ENERGY -- 7.7%
Bill Barrett Corp.*                                        29,970        982,716
Bristow Group, Inc.*                                       29,040        862,198
Golar LNG Ltd.*                                           122,630      1,356,287
Rosetta Resources, Inc.*                                   70,470      1,035,204
Stone Energy Corp.*                                        76,650      1,250,162
Tetra Technologies, Inc.* +                                97,910        948,748
--------------------------------------------------------------------------------
                                                                       6,435,315
--------------------------------------------------------------------------------

MATERIALS -- 7.5%
Century Aluminum Co.* +                                    73,750        689,563
Entegris, Inc.*                                           105,330        521,384
Horsehead Holding Corp.*                                   73,120        856,966
Kaiser Aluminum Corp.                                      30,670      1,115,161
Rock-Tenn Co.                                              17,490        823,954
Rockwood Holdings, Inc.*                                   37,370        768,701
RTI International Metals, Inc.* +                          61,160      1,523,495
--------------------------------------------------------------------------------
                                                                       6,299,224
--------------------------------------------------------------------------------

UTILITIES -- 5.3%
Avista Corp.                                               45,400        917,988
California Water Service Group +                           24,780        964,933
Cleco Corp. +                                              36,860        924,449
Northwestern Corp. +                                       28,410        694,056
PNM Resources, Inc. +                                      84,670        988,946
--------------------------------------------------------------------------------
                                                                       4,490,372
--------------------------------------------------------------------------------

HEALTH CARE -- 4.1%
Gentiva Health Services, Inc.*                             38,160        954,382
Impax Laboratories, Inc.*                                 130,750      1,142,755
Medicis Pharmaceuticals Corp. - Class A                    64,390      1,374,726
--------------------------------------------------------------------------------
                                                                       3,471,863
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund (Continued)
--------------------------------------------------------------------------------

                                                                     MARKET
COMMON STOCKS -- 100.1% (CONTINUED)                      SHARES       VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.8%
B&G Foods, Inc. - Class A                                 33,530  $     274,611
TreeHouse Foods, Inc.* +                                  35,580      1,269,138
--------------------------------------------------------------------------------
                                                                      1,543,749
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.2%
AboveNet, Inc.*                                           21,080      1,027,861
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $  84,142,320
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 23.4%
Invesco AIM Liquid Assets Portfolio **                18,773,938     18,773,938
Touchstone Institutional
   Money Market Fund^                                    913,866        913,866
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $  19,687,804
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 123.5%
(Cost $88,257,034)                                                $ 103,830,124

LIABILITIES IN EXCESS OF OTHER ASSETS -- (23.5%)                    (19,783,983)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $  84,046,141
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2009, was $17,966,273.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                     LEVEL 1      LEVEL 2      LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks                 $84,142,320  $        --  $        -- $ 84,142,320
Mutual Funds                   19,687,804           --           --   19,687,804
                                                                    ============
                                                                    $103,830,124

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Ultra Short Duration Fixed Income Fund - September 30, 2009
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 69.1%
$3,877,678  FHLMC CMO/REMIC Ser 2571,
              Class FN (A), .893%, 10/15/09                        $  3,834,409
   704,108  FHLMC CMO/REMIC Ser 2575
              Class LM, 4.500%, 5/15/32                                 726,332
 1,111,268  FHLMC CMO/REMIC Ser 2586,
              Class WA, 4.000%, 12/15/32                              1,133,753
   905,065  FHLMC CMO/REMIC Ser 2590,
              Class UL, 3.750%, 3/15/32                                 930,005
 1,070,812  FHLMC CMO/REMIC Ser 2594,
              Class YA, 4.000%, 4/15/23                               1,120,701
 7,684,660  FHLMC CMO/REMIC Ser 2625,
              Class IO, 5.000%, 12/15/31                                749,142
 2,256,822  FHLMC CMO/REMIC Ser 2660,
              Class PB, 5.000%, 8/15/26                               2,314,286
   310,290  FHLMC CMO/REMIC Ser 2682,
              Class HG, 4.000%, 4/15/17                                 318,264
 2,554,102  FHLMC CMO/REMIC Ser 2770,
              Class FH (A), .643%, 10/15/09                           2,515,340
 2,247,045  FHLMC CMO/REMIC Ser 2892,
              Class A, 5.000%, 5/15/21                                2,304,193
   199,128  FHLMC CMO/REMIC Ser 2925,
              Class CF (A), .743%, 10/15/09                             195,805
 1,958,372  FHLMC CMO/REMIC Ser 3033,
              Class AT, 5.000%, 1/15/27                               1,996,220
   717,162  FHLMC CMO/REMIC Ser 3033,
              Class BY (A), 2.511%, 10/1/09                             712,395
 1,142,720  FHLMC CMO/REMIC Ser 3073,
              Class LA, 5.000%, 12/15/17                              1,172,231
 1,930,857  FHLMC CMO/REMIC Ser 3137,
              Class PJ, 5.125%, 12/15/13                              1,941,573
 1,095,843  FHLMC CMO/REMIC SER 3178,
              Class MA, 6.000%, 10/15/26                              1,118,326
 1,314,721  FHLMC CMO/REMIC Ser 3196,
              Class PA, 5.250%, 8/15/11                               1,366,637
   456,423  FHLMC Pool #1H2524 (A),
              4.062%, 10/1/09                                           470,921
 1,188,019  FHLMC Pool #1L1288 (A),
              3.397%, 10/1/09                                         1,205,704
 2,614,394  FHLMC Pool #1Q0187 (A),
              5.003%, 10/1/09                                         2,730,823
   798,398  FHLMC Pool #847795 (A),
              4.034%, 10/1/09                                           816,773
   714,139  FHLMC Pool #848088 (A),
              4.486%, 10/1/09                                           728,382
    54,088  FHLMC Pool #B15413, 8.000%, 3/1/11                           55,589
    28,259  FHLMC Pool #E64944, 7.000%, 7/1/11                           29,478
   226,011  FHLMC Pool #G11072, 7.500%, 12/1/15                         244,689
   448,263  FHLMC Pool #M80853, 3.000%, 9/1/10                          456,106
 3,123,065  FHLMC Pool#781515 (A),
              2.752%, 10/1/09                                         3,192,720
 1,259,511  FHLMC, Ser 2705, Class LB,
              4.500%, 9/15/26                                         1,287,446
 1,034,537  FNMA CMO/REMIC Ser 2003-106,
              Class WC, 4.500%, 8/25/18                               1,054,456
 1,237,450  FNMA CMO/REMIC Ser 2003-119,
              Class PU, 4.000%, 11/25/33                              1,276,451
   492,696  FNMA CMO/REMIC Ser 2003-19,
              Class ME, 4.000%, 1/25/33                                 503,958
   288,963  FNMA CMO/REMIC Ser 2003-27,
              Class PC, 4.500%, 5/25/26                                 289,387
   568,382  FNMA CMO/REMIC Ser 2003-33,
              Class AM, 4.250%, 5/25/33                                 597,180
   808,934  FNMA CMO/REMIC Ser 2003-33,
              Class AU, 4.000%, 3/25/33                                 829,777
   541,679  FNMA CMO/REMIC Ser 2003-34,
              Class AD, 4.000%, 1/25/32                                 551,809
 3,844,103  FNMA CMO/REMIC Ser 2003-69,
              Class NF (A), 1.761%, 10/1/09                           3,793,132
 3,820,805  FNMA CMO/REMIC Ser 2003-81,
              Class FE (A), .746%, 10/25/09                           3,733,073
   500,000  FNMA CMO/REMIC Ser 2003-81,
              Class NY, 4.500%, 9/25/16                                 520,599
 2,917,487  FNMA CMO/REMIC Ser 2004-96,
              Class LF (A), 1.246%, 10/25/09                          2,896,867
   285,464  FNMA CMO/REMIC Ser 2005-108,
              Class GU, 5.750%, 7/25/35                                 286,392
   672,924  FNMA CMO/REMIC Ser 2006-2,
              Class GH, 5.500%, 6/25/32                                 687,575
 1,006,302  FNMA CMO/REMIC Ser 2006-73,
              Class PJ, 6.000%, 2/25/28                               1,041,723
   848,603  FNMA CMO/REMIC Ser 2007-9,
              Class YA, 5.500%, 3/25/37                                 886,850
 3,085,441  FNMA CMO/REMIC Ser 2008-35,
              Class IO, 4.500%, 4/25/23                                 311,257
   513,194  FNMA Pool #1B2629 (A),
              4.565%, 10/1/09                                           526,134
    23,525  FNMA Pool #253472, 7.500%, 9/1/10                            23,997
    90,288  FNMA Pool #519992, 7.000%, 10/1/14                           96,823
   106,315  FNMA Pool #534851, 7.500%, 4/1/15                           115,431
    93,937  FNMA Pool #535219, 7.500%, 3/1/15                           101,991
    10,900  FNMA Pool #535635, 8.500%, 6/1/12                            11,182
   401,574  FNMA Pool #555646, 7.500%, 9/1/16                           426,982
   874,509  FNMA Pool #679742 (A),
              4.143%, 10/1/09                                           874,856
   474,887  FNMA Pool #681642 (A),
              4.442%, 10/1/09                                           488,126
   605,952  FNMA Pool #735539 (A),
              3.935%, 10/1/09                                           614,656
   375,263  FNMA Pool #743207 (A),
              4.590%, 10/1/09                                           388,305
   385,704  FNMA Pool #784365 (A),
              3.298%, 10/1/09                                           394,314
   600,339  FNMA Pool #804001 (A),
              4.440%, 10/1/09                                           612,518
   592,571  FNMA Pool #806765 (A),
              4.529%, 10/1/09                                           611,137

--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS -- 69.1% (CONTINUED)
$  397,324  FNMA Pool #809897 (A),
              4.550%, 10/1/09                                      $    409,249
 1,176,007  FNMA Pool #810896 (A),
              4.758%, 10/1/09                                         1,203,143
 1,026,064  FNMA Pool #813714 (A),
              3.725%, 10/1/09                                         1,029,658
 5,640,433  FNMA Pool #813844 (A),
              4.835%, 10/1/09                                         5,780,971
 4,008,142  FNMA Pool #825395 (A),
              4.826%, 10/1/09                                         4,113,108
   511,932  FNMA Pool #828480 (A), 4
              .965%, 10/1/09                                            533,865
   403,509  FNMA Pool #888548 (A),
              4.747%, 10/1/09                                           416,285
   973,769  GNMA ARM Pool #80889 (A),
              3.000%, 10/1/09                                           976,355
    24,907  GNMA ARM Pool #8103 (A),
              4.500%, 10/1/09                                            25,444
    31,596  GNMA ARM Pool #8287 (A),
              4.125%, 10/1/09                                            32,413
    42,462  GNMA ARM Pool #8297 (A),
              4.125%, 10/1/09                                            43,566
    75,843  GNMA ARM Pool #8333 (A),
              4.500%, 10/1/09                                            77,769
    46,850  GNMA ARM Pool #8345 (A),
              4.500%, 10/1/09                                            48,112
    62,513  GNMA ARM Pool #8366 (A),
              4.375%, 10/1/09                                            64,208
     2,400  GNMA ARM Pool #8404 (A),
              4.625%, 10/1/09                                             2,480
    27,102  GNMA ARM Pool #8405 (A),
              4.625%, 10/1/09                                            27,934
     5,431  GNMA ARM Pool #8462 (A),
              4.375%, 10/1/09                                             5,584
    22,603  GNMA ARM Pool #8489 (A),
              4.500%, 10/1/09                                            23,239
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
            MORTGAGE-BACKED OBLIGATIONS                            $ 75,028,564
--------------------------------------------------------------------------------

            ASSET-BACKED SECURITIES -- 10.5%
   681,158  American Home Mortgage
              Investment Trust, Ser 2005-2,
              Class 5A3, 5.077%, 9/25/35                                664,637
 1,009,534  Banc of America Mortgage
              Securities, Ser 2004-3, Class 1A23,
              4.500%, 4/25/34                                         1,007,659
 1,359,050  Bear Stearns Commercial
              Mortgage Securities, Ser 2004-ESA,
              Class K, 7.320%, 10/15/32                               1,396,759
 1,500,000  CNH Equipment Trust Ser 2008-B,
              Class A3B (A), 1.643%, 10/15/09                         1,507,078
   705,561  First Horizon Mortgage Pass-Through
              Trust Ser 2005-2, Class 1A1,
              5.500%, 5/25/35                                           705,230
   963,606  GE Capital Commercial Mortgage
              Corp., Ser 2001-3, Class A1,
              5.560%, 6/10/38                                           990,517
   466,361  Harley-Davidson Motorcycle Trust
              Ser 2006-1, Class A2,
              5.040%, 10/15/12                                          480,341
 1,114,647  Madison Avenue Manufactured
              Housing Ser 2002-A, Class A1 (A),
              .596%, 10/25/09                                         1,043,400
   503,846  Nissan Auto Lease Trust Ser 2008-A,
              Class A2B (A), 1.793%, 10/15/09                           503,846
   397,290  Salomon Brothers Mortgage
              Securities, Ser 2000-C2,
              Class A2, 7.455%, 7/18/33                                 401,555
 1,470,385  Wells Fargo Mortgage Backed
              Securities, Ser 2003-17,
              Class 1A10, 5.250%, 1/25/14                             1,484,038
 1,176,610  Wells Fargo Mortgage Backed
              Securities, Ser 2006-16, Class A12,
              5.000%, 11/25/36                                        1,145,349
--------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES                          $ 11,330,409
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
 3,000,000  Overseas Private Investment
              Corp. (A), .220%, 10/7/09                            $  3,000,000
--------------------------------------------------------------------------------

            CORPORATE BONDS -- 5.3%
            FINANCIALS -- 3.3%
 1,000,000  American Express Credit Co., MTN (A),
              1.646%, 10/27/09                                        1,002,052
 1,000,000  PNC Funding Corp., 4.500%, 3/10/10                        1,011,213
 1,600,000  Wells Fargo & Co., MTN,
              3.980%, 10/29/10                                        1,630,196
--------------------------------------------------------------------------------
                                                                      3,643,461
--------------------------------------------------------------------------------

            INDUSTRIALS -- 1.1%
 1,200,000  BAE Systems Holdings, Inc.,
              4.750%, 8/15/10                                         1,220,116
--------------------------------------------------------------------------------

            MATERIALS -- 0.9%
   920,000  Enterprise Products, 4.950%, 6/1/10                         934,344
--------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS                                  $  5,797,921
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

            MUNICIPAL BONDS -- 3.5%
            CONNECTICUT -- 0.9%
$1,000,000  Waterbury Taxable Pension,
              2.707%, 12/1/10                                      $  1,001,870
--------------------------------------------------------------------------------

            PENNSYLVANIA -- 2.6%
 2,750,000  Commonwealth Fing Auth PA
              Rev, Ser A, 3.860%, 6/1/11                              2,825,103
--------------------------------------------------------------------------------
            TOTAL MUNICIPAL BONDS                                  $  3,826,973
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                              VALUE
--------------------------------------------------------------------------------

            INVESTMENT FUND -- 8.4%
 9,126,534  Touchstone Institutional
              Money Market Fund^                                   $  9,126,534
--------------------------------------------------------------------------------

            TOTAL INVESTMENT SECURITIES -- 99.6%
            (Cost $107,812,669)                                    $108,110,401

            OTHER ASSETS IN
            EXCESS OF LIABILITIES -- 0.4%                               441,856
--------------------------------------------------------------------------------

            NET ASSETS -- 100.0%                                   $108,552,257
================================================================================

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

(A) Variable rate security - the rate reflected is the rate in effect on September 30, 2009.

ARM - Adjustable Rate Mortgage

CMO - Collateralized Mortgage Obligation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

REMIC - Real Estate Mortgage Investment Conduit

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:
DESCRIPTION                    LEVEL 1     LEVEL 2      LEVEL 3        TOTAL
--------------------------------------------------------------------------------
U.S. Government
  Mortgage-Backed
  Obligations              $         --  $75,028,564  $        --  $  75,028,564
Asset-Backed
  Securities                         --   11,330,409           --     11,330,409
U.S. Government
  Agency
  Obligations                        --    3,000,000           --      3,000,000
Corporate Bonds                      --    5,797,921           --      5,797,921
Municipal Bonds                      --    3,826,973           --      3,826,973
Mutual Fund                   9,126,534           --           --      9,126,534
                                                                   =============
                                                                   $ 108,110,401

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Intermediate Fixed Income Fund (formerly, the Touchstone Clover Core Fixed Income Fund), Touchstone Short Duration Fixed Income Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Healthcare & Biotechnology Fund (collectively, the "Former Turner Funds"), Touchstone Mid Cap Fund, Touchstone Sands Capital Select Growth Fund and Touchstone Premium Yield Equity Fund as of September 30, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, and the accompanying statement of assets and liabilities, including the portfolio of investments of Touchstone International Growth Fund as of September 30, 2009, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years or periods in the period then ended (collectively, the "Funds"). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2005 of the Former Turner Funds and Touchstone Mid Cap Fund were audited by other auditors whose report dated November 29, 2005, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the four years in the period ended December 31, 2007 of the Touchstone International Growth Fund were audited by other auditors whose report dated February 27, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Funds Group Trust at September 30, 2009, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the years in the period then ended indicated above, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Cincinnati, Ohio
November 30, 2009

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

SUPPLEMENTAL TAX INFORMATION

The information set forth below is for each Fund's fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For corporate shareholders, the following ordinary dividends paid during the year ended September 30, 2009 qualify for the corporate dividends received deduction:

International Growth Fund                                        97%
Mid Cap Fund                                                     95%
Premium Yield Equity Fund                                       100%
Small Cap Value Opportunities Fund                               86%

For the fiscal year ended September 30, 2009, certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

FUND                                                     MAXIMUM QDI
--------------------------------------------------------------------------------
International GrowthFund                                $       1,945
Mid Cap Fund                                            $   1,033,371
Premium Yield Equity Fund                               $     656,380
Small Cap Value Opportunities Fund                      $     155,058

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2009" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                         EXPENSES
                                              NET EXPENSE           BEGINNING             ENDING       PAID DURING
                                                 RATIO               ACCOUNT             ACCOUNT      THE SIX MONTHS
                                              ANNUALIZED               VALUE               VALUE           ENDED
                                             SEPTEMBER 30,           APRIL 1,          SEPTEMBER 30,   SEPTEMBER 30,
                                                 2009                  2009                2009            2009*
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE AND BIOTECHNOLOGY FUND
  Class A  Actual                                1.56%            $   1,000.00         $   1,121.70     $     8.28
  Class A  Hypothetical                          1.56%            $   1,000.00         $   1,017.26     $     7.87

  Class C  Actual                                2.31%            $   1,000.00         $   1,120.70     $    12.27
  Class C  Hypothetical                          2.31%            $   1,000.00         $   1,013.50     $    11.65

INTERMEDIATE FIXED INCOME FUND
  Institutional Class   Actual                   0.40%            $   1,000.00         $   1,020.00     $     2.04
  Institutional Class   Hypothetical             0.40%            $   1,000.00         $   1,023.04     $     2.05

INTERNATIONAL GROWTH FUND
  Class A  Actual                                1.35%            $   1,000.00         $   1,424.40     $     8.19
  Class A  Hypothetical                          1.35%            $   1,000.00         $   1,018.31     $     6.82

  Class C  Actual                                2.11%            $   1,000.00         $   1,420.50     $    12.83
  Class C  Hypothetical                          2.11%            $   1,000.00         $   1,014.47     $    10.68

  Class Y  Actual                                1.09%            $   1,000.00         $   1,427.80     $     6.65
  Class Y  Hypothetical                          1.09%            $   1,000.00         $   1,019.59     $     5.53

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                         EXPENSES
                                              NET EXPENSE           BEGINNING             ENDING       PAID DURING
                                                 RATIO               ACCOUNT             ACCOUNT      THE SIX MONTHS
                                              ANNUALIZED               VALUE               VALUE           ENDED
                                             SEPTEMBER 30,           APRIL 1,          SEPTEMBER 30,   SEPTEMBER 30,
                                                 2009                  2009                2009            2009*
----------------------------------------------------------------------------------------------------------------------
MID CAP FUND
  Class A  Actual                                1.15%            $   1,000.00         $   1,264.10     $     6.52
  Class A  Hypothetical                          1.15%            $   1,000.00         $   1,019.31     $     5.82

  Class C  Actual                                1.91%            $   1,000.00         $   1,260.10     $    10.82
  Class C  Hypothetical                          1.91%            $   1,000.00         $   1,015.50     $     9.65

  Class Z  Actual                                1.15%            $   1,000.00         $   1,264.70     $     6.52
  Class Z  Hypothetical                          1.15%            $   1,000.00         $   1,019.31     $     5.82

  Institutional Class   Actual                   0.90%            $   1,000.00         $   1,266.90     $     5.11
  Institutional Class   Hypothetical             0.90%            $   1,000.00         $   1,020.56     $     4.56

PREMIUM YIELD EQUITY FUND
  Class A  Actual                                1.20%            $   1,000.00         $   1,278.20     $     6.85
  Class A  Hypothetical                          1.20%            $   1,000.00         $   1,019.06     $     6.07

  Class C  Actual                                1.94%            $   1,000.00         $   1,273.50          11.08
  Class C  Hypothetical                          1.94%            $   1,000.00         $   1,015.33     $     9.82

  Class Y  Actual                                0.94%            $   1,000.00         $   1,277.70     $     5.37
  Class Y  Hypothetical                          0.94%            $   1,000.00         $   1,020.35     $     4.76

SANDS CAPITAL SELECT GROWTH FUND
  Class Y  Actual                                1.09%            $   1,000.00         $   1,476.90     $     6.77
  Class Y  Hypothetical                          1.09%            $   1,000.00         $   1,019.60     $     5.52

  Class Z  Actual                                1.34%            $   1,000.00         $   1,474.50     $     8.29
  Class Z  Hypothetical                          1.34%            $   1,000.00         $   1,018.37     $     6.77

SHORT DURATION FIXED INCOME FUND
  Class Y  Actual**                              0.48%            $   1,000.00         $   1,030.20     $     2.01
  Class Y  Hypothetical**                        0.48%            $   1,000.00         $   1,018.57     $     2.00

  Class Z  Actual                                0.74%            $   1,000.00         $   1,033.30     $     3.77
  Class Z  Hypothetical                          0.74%            $   1,000.00         $   1,021.36     $     3.75

SMALL CAP VALUE OPPORTUNITIES FUND
  Class Z  Actual                                1.50%            $   1,000.00         $   1,330.00     $     8.76
  Class Z  Hypothetical                          1.50%            $   1,000.00         $   1,017.55     $     7.58

ULTRA SHORT DURATION FIXED INCOME FUND
  Class Z  Actual                                0.69%            $   1,000.00         $   1,019.00     $     3.49
  Class Z  Hypothetical                          0.69%            $   1,000.00         $   1,021.61     $     3.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

** The example is based on an investment of $1,000 invested at the beginning of the period (May 4, 2009) and held for the entire period through September 30, 2009.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER
                                                                                           OF FUNDS
                                                                                           OVERSEEN
                                              TERM OF                                      IN THE
NAME                             POSITION(S)  OFFICE(2) AND                                TOUCHSTONE   OTHER
ADDRESS                          HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)   FUND         DIRECTORSHIPS
AGE                              TRUST        TIME SERVED        DURING PAST 5 YEARS       COMPLEX(3)   HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                 Trustee      Until              President and CEO of          38       Director of LaRosa's (a
Touchstone Advisors, Inc         and          retirement at      IFS Financial                          restaurant chain),
303 Broadway                     President    age 75 or until    Services, Inc. (a                      Capital Analysts
Cincinnati, OH                                she resigns or     holding company).                      Incorporated (an
Year of Birth: 1955                           is removed                                                investment advisor and
                                              Trustee since                                             broker-dealer), IFS
                                              2006                                                      Financial Services, Inc.
                                                                                                        (a holding company), IFS
                                                                                                        Fund Distributors (a
                                                                                                        broker-dealer), Integrity
                                                                                                        and National Integrity
                                                                                                        Life Insurance Co.,
                                                                                                        Touchstone Securities
                                                                                                        (the Trust's
                                                                                                        distributor), Touchstone
                                                                                                        Advisors (the Trust's
                                                                                                        investment advisor and
                                                                                                        administrator), W&S
                                                                                                        Brokerage Services (a
                                                                                                        broker-dealer) and W&S
                                                                                                        Financial Group
                                                                                                        Distributors (a
                                                                                                        distribution company).
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                   Trustee      Until              President and Chief           38       Director of Cincinnati
105 East Fourth Street                        retirement at      Executive Officer of                   Bell (a communications
Cincinnati, OH                                age 75 or until    Cox Financial Corp. (a                 company), Bethesda Inc.
Year of Birth: 1947                           he resigns or      financial services                     (a hospital), Timken Co.
                                              is removed         company).                              (a manufacturing
                                              Trustee since                                             company), Diebold (a
                                              2006                                                      technology solutions
                                                                                                        company), and Ohio
                                                                                                        Business Alliance for
                                                                                                        Higher Education.
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                 Trustee      Until              Principal of HJL              38       None
c/o Touchstone Advisors, Inc.                 retirement at      Enterprises (a
303 Broadway                                  age 75 or until    privately held
Cincinnati, OH                                he resigns or      investment company).
Year of Birth: 1938                           is removed
                                              Trustee since
                                              2007
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann               Trustee      Until              Executive for Duro Bag        38       None
c/o Touchstone Advisors, Inc.                 retirement at      Manufacturing Co. (a
303 Broadway                                  age 75 or until    bag manufacturer) from
Cincinnati, OH                                he resigns or      2002-2008. President
Year of Birth: 1938                           is removed         of Shor Foundation for
                                              Trustee since      Epilepsy Research (a
                                              2006               charitable foundation).
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg              Trustee      Until              Retired Partner of            38       Trustee of Tri-Health
c/o Touchstone Advisors, Inc.                 retirement at      KPMG LLP (a certified                  Physician Enterprise
303 Broadway                                  age 75 or until    public accounting                      Corporation.
Cincinnati, OH                                he resigns or      firm). Vice President
Year of Birth: 1934                           is removed         of St. Xavier High
                                              Trustee since      School.
                                              2006
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                                 OF FUNDS
                                                                                                 OVERSEEN
                                             TERM OF                                             IN THE
NAME                             POSITION(S) OFFICE(2) AND                                       TOUCHSTONE  OTHER
ADDRESS                          HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)            FUND        DIRECTORSHIPS
AGE                              TRUST       TIME SERVED      DURING PAST 5 YEARS                COMPLEX(3)  HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                  Trustee     Until            CEO, Chairman and Director of          38      None
c/o Touchstone                               retirement at    Avaton, Inc. (a wireless
Advisors, Inc.                               age 75 or until  entertainment company) until
303 Broadway                                 he resigns or    2006. President of Cincinnati
Cincinnati, OH                               is removed       Biomedical (a life science and
Year of Birth: 1948                          Trustee since    economic development company)
                                             2007             from 2003 - 2007. Chairman of
                                                              Integrated Media Technologies (a
                                                              media company).
-----------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper            Trustee     Until            President and Trustee of               38      Trustee of Gateway
c/o Touchstone Advisors, Inc.                retirement at    Episcopal Retirement Homes                     Trust (a charitable
303 Broadway                                 age 75 or until  Foundation                                     organization),
Cincinnati, OH                               he resigns or                                                   Trustee of
Year of Birth: 1946                          is removed                                                      Cincinnati Parks
                                             Trustee since                                                   Foundation.
                                             2009
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 9 series of the Trust, 4 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER
                                                                                                        OF FUNDS
                                                                                                        OVERSEEN
                                            TERM OF                                                     IN THE
NAME                        POSITION(S)     OFFICE AND LENGTH                                           TOUCHSTONE   OTHER
ADDRESS                     HELD WITH       OF                         PRINCIPAL OCCUPATION(S)          FUND         DIRECTORSHIPS
AGE                         TRUST           TIME SERVED                DURING PAST 5 YEARS              COMPLEX(2)   HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            President       Until resignation,         See biography above.                 38       See
Touchstone                  and Trustee     removal or                                                               biography
Advisors, Inc.                              disqualification                                                         above.
303 Broadway                                President since 2004;
Cincinnati, OH                              President from 2000-2002
Year of Birth: 1955
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch             Vice            Until resignation,         Senior Vice President and            38       None
Touchstone                  President       removal or                 Chief Compliance Officer of
Advisors, Inc.              and Chief       disqualification           IFS Financial Services, Inc.
303 Broadway                Compliance      Vice President
Cincinnati, OH              Officer         since 2003
Year of Birth: 1956
-----------------------------------------------------------------------------------------------------------------------------------
Steven M. Graziano          Vice            Until resignation,         President of Touchstone              38       None
Touchstone Advisors, Inc.   President       removal or                 Advisors, Inc.; Executive Vice
303 Broadway                                disqualification           President of Pioneer
Cincinnati, OH                              Vice President             Investment Management, Head of
Year of Birth: 1954                         since 2009                 Retail Distribution and
                                                                       Strategic Marketing 2007 -
                                                                       2008; Executive Vice President
                                                                       of Pioneer Investment
                                                                       Management, Chief Marketing
                                                                       Officer 2002 - 2007.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent             Vice            Until resignation,         Senior Vice President of             38       None
Touchstone                  President       removal or                 Touchstone Advisors, Inc.
Advisors, Inc.                              disqualification
303 Broadway                                Vice President
Cincinnati, OH                              since 2004
Year of Birth: 1963
-----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris           Vice            Until resignation,         Vice President-Fund                  38       None
Touchstone                  President       removal or                 Administration of Touchstone
Advisors, Inc.                              disqualification           Investments. Managing
303 Broadway                                Vice President             Director, Fund Project
Cincinnati, OH                              since 2007                 Services, Inc. 1998 - 2007.
Year of Birth: 1968
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft        Controller      Until resignation,         Chief Financial Officer of IFS       38       None
Touchstone                  and Treasurer   removal or                 Financial Services, Inc.
Advisors, Inc.                              disqualification
303 Broadway                                Controller since 2000
Cincinnati, OH                              Treasurer since 2003
Year of Birth: 1962
-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton               Secretary       Until resignation,         Assistant Vice President and         38       None
JPMorgan                                    removal or                 Senior Counsel at JPMorgan
303 Broadway                                disqualification           Chase Bank, N.A
Cincinnati, OH                              Secretary since 2006.
Year of Birth: 1970                         Assistant Secretary from
                                            2002 - 2006
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 9 series of the Trust, 4 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

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

[LOGO] TOUCHSTONE INVESTMENTS(R)

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203




--------------------------------------------------------------------------------
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TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group


                                                             TSF-56-TFGT-AR-0910

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $146,880 for the September 30, 2009 fiscal year and approximately $172,700 for the September 30, 2008. 2009 fees include $124,880 of fees associated with the annual audit and filing for Form N-1A and Form N-SAR, and $22,000 of fees associated with additional filings of Form N-1A and Form N-14. 2008 fees include $156,700 of fees associated with the annual audit and filing of Form N-1A and Form N-SAR, and $16,000 of fees associated with additional filings of Form N-1A and Form N-14.

(b) Audit-Related Fees. Audit-related fees totaled approximately $15,000 for the September 30, 2009 fiscal year and $6,000 for the September 30, 2008 fiscal year and consisted of limited internal control testing in fiscal year 2009 and 2008 of the Trust's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $56,200 for the September 30, 2009 fiscal year and $100,600 for the September 30, 2008 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2009 or September 30, 2008 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $56,200 for the fiscal year ended September 30, 2009 and $129,600 for the fiscal year ended September 30, 2008.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant's N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust
             ----------------------------

By (Signature and Title)

/s/ Jill T. McGruder
-----------------------------------------
Jill T. McGruder
President

Date: December 1, 2009

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
-----------------------------------------
Jill T. McGruder
President

Date: December 1, 2009

/s/ Terrie A. Wiedenheft
-----------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 1, 2009